UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22865

Forethought Variable Insurance Trust
(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300 Indianapolis, Indiana			46204
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-223-2703

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

After a difficult 2018 that saw many global equity markets finish in correction territory (a decline of greater than 10%), most markets recovered from those losses in 2019, posting strong double digit returns. Much of this correction and recovery straddled the calendar years, as illustrated by the S&P 500® declining -13.52% in the fourth quarter of 2018, followed by a recovery of 13.65% in the first quarter of 2019. Other global equity markets exhibited a similar decline and recovery. To put this into historical context, since 1950, quarterly returns of this magnitude have occurred less than 5% of the time. More recently, losses of this magnitude have not occurred since 2011 and recoveries of this magnitude have not occurred since 2009, when the market was recovering from the 2008 Financial Crisis. In fact, the S&P 500® return of 18.54% during the first half of 2019 represented its strongest such period since 1997.

During 2019, equity volatility and returns ebbed and flowed significantly on several occasions. The months of May, August, and October saw the most notable spikes in volatility, driven in each case by trade tensions between the U.S. and its major trading partners (primarily China and Mexico), U.S. economic data weakness, and discussions of impeachment. In each instance, the equity markets rebounded strongly in the days and weeks that followed, forming additional v-shaped markets that have appeared in recent years. While equity returns globally were strong in 2019, the U.S. generally led international.

Fixed income also performed well in 2019, driven primarily by the decline in yields resulting from the aforementioned concerns about trade, economic growth, and discussions of impeachment. As a result of these concerns, the U.S. Federal Reserve (the "Fed") lowered interest rates three times in 2019, after originally indicating that it would raise them twice during the period. These rate cuts come after four hikes in 2018. Looking ahead, the Fed indicated in its December 2019 comments that it does not foresee changing rates at all in 2020. U.S. bond yields dropped significantly during the year, with the U.S. 10-year Treasury yield falling from 2.69% to a low of 1.46% in September 2019, before rising to end the year at 1.80%. These sub-2.00% yield levels have not occurred since 2016 and are in stark contrast to the 3.24% yield level experienced in late 2018. This resulted in strong returns within U.S. High Yield, as represented by the ICE BofAML U.S. High Yield Index, and domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index.

From a commodity perspective, the S&P GSCI Index was also up significantly in 2019 following a difficult 2018. This was led by a rise of 25.59% in oil (as compared to down -10.87% in 2018) and an increase of 17.86% in gold (as compared to down -1.94% in 2018). The U.S. dollar was up marginally during the period.

For asset allocation funds, periods of significant fluctuations in both volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance during the period. The following pages contain Management's discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Russell 2000® Index
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg Barclays U.S. Aggregate Bond Index
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	MSCI World Standard Index
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Russell 1000® Growth Index
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Russell Midcap® Value Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays U.S. Aggregate Bond Index ("Bbg Barc US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard and Poor's.

ICE BofAML BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML High Yield Cash Pay MV USI Index ("ICE BofAML US HY"). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

MSCI ACWI ex-USA Total Return Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index ("MSCI Emerg Mkts"). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

MSCI World Standard Index. An index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

Russell 1000® Growth Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Total Return Index ("Russell 2000"). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Total Return Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell Midcap® Growth Total Return Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell Midcap® Value Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Total Return Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500® Total Return Index ("S&P 500®"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index ("S&P GSCI"). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

Page
• Global Atlantic Portfolio Review and Portfolio of Investments
Global Atlantic BlackRock Allocation Portfolio	5 – 7
Global Atlantic BlackRock Disciplined Core Portfolio	8 – 15
Global Atlantic BlackRock Disciplined Growth Portfolio	16 – 22
Global Atlantic BlackRock Disciplined International Core Portfolio	23 – 36
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	37 – 44
Global Atlantic BlackRock Disciplined Small Cap Portfolio	45 – 55
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	56 – 63
Global Atlantic BlackRock Disciplined Value Portfolio	64 – 71
Global Atlantic BlackRock High Yield Portfolio	72 – 83
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	84 – 95
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	96 – 102
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	103 – 107
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	108 – 113
• Financial Statements:
Statements of Assets and Liabilities	114 – 117
Statements of Operations	118 – 121
Statements of Changes in Net Assets	122 – 128
Financial Highlights	129 – 152
• Notes to Financial Statements	153 – 178
• Report of Independent Registered Accounting Firm	179
• Expense Examples	180 – 181
• Supplemental Information	182 – 184
• Trustee Table	185 – 188
• Privacy Notice	189 – 190
• Proxy Voting Policy	Back Cover
• Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Allocation Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 21.09% compared to a benchmark return of 19.20%, a difference of 189 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Portfolio performance was driven by an equity overweight relative to fixed income, which continued to add to returns as stocks had one of their best years since the 2008 Financial Crisis. The Portfolio's U.S. equity overweight relative to developed international stocks, particularly the U.S. technology sector, and in factors like minimum volatility and quality (at varying points in the year), significantly contributed to performance.

On the fixed income side, a reduction in credit weights, particularly high yield credits, detracted from the Portfolio's performance. The Portfolio began the year with a marginally shorter duration than the benchmark, thus missing some of the early gains in longer duration treasuries, but lengthening throughout the year, which cost the Portfolio later in the year as the curve re-steepened and the long end sold off.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 3.16% overweight equities, relative to fixed income, due primarily to portfolio drift from the extended equity rally. The Portfolio's target from the last rebalance was to be 2% overweight equities, underscoring the strength of the equity rally, particularly near the end of 2019. The BlackRock investment team remains optimistic and positioned in favor of riskier assets like equities. BlackRock believes that while the rapid pace of gains in such riskier assets may moderate, the prospect of companies generally deploying delayed capital investment as a result of the trade de-escalation can power earnings higher, in partnership with optimistic global consumers continuing to spend freely.

The asset mix between stocks and bonds is unchanged, but BlackRock's portfolios are generally switching from a defensive to a more cyclical positioning. BlackRock believes that the global economy is not out of the woods yet, but a clearing may be in sight. Overall this reflects BlackRock's desire to move to capture cyclicality before the gains on the defensive rally are gone and capture a potentially new regime. In the equity portion of the Portfolio, this meant positioning shifts from minimum volatility to more cyclical exposures like low size equities, and moving emerging market exposures further overweight, funded from developed markets. In the fixed income portion of the Portfolio, duration remains slightly shorter than benchmark with an overweight to investment grade credit at shorter durations, and treasuries at longer durations.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Allocation Portfolio
Class I	November 1, 2017	21.09%	7.54%	0.47%	0.44%
Class II	November 1, 2017	20.82%	7.29%	0.72%	0.69%
S&P Target Risk® Growth Index (Total Return)		19.20%	6.58%

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	100.1%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	EXCHANGE TRADED FUNDS - 100.1%
	DEBT FUNDS - 36.9%
11,625	iShares 20+ Year Treasury Bond ETF	$1,574,955
97,788	iShares Intermediate-Term Corporate Bond ETF	5,669,748
50,328	iShares MBS ETF	5,438,444
49,022	iShares Short Maturity Bond ETF	2,463,355
580,940	iShares U.S. Treasury Bond ETF	15,069,584
	TOTAL DEBT FUNDS	30,216,086
	EQUITY FUNDS - 63.2%
114,233	iShares Core MSCI EAFE ETF	7,452,561
104,310	iShares Core MSCI Emerging Markets ETF	5,607,706
64,678	iShares Core S&P 500 ETF	20,906,517
4,034	iShares Core S&P Mid-Cap ETF	830,278
36,473	iShares Core S&P Total US Stock Market ETF	2,651,222
40,476	iShares Edge MSCI Min Vol USA ETF	2,655,226
47,660	iShares Edge MSCI USA Quality Factor ETF	4,813,660
34,632	iShares Edge MSCI USA Size Factor ETF	3,373,503
16,872	iShares Global Tech ETF	3,551,387
	TOTAL EQUITY FUNDS	51,842,060
	TOTAL EXCHANGE TRADED FUNDS (Cost - $74,695,170)	82,058,146
	TOTAL INVESTMENTS - 100.1% (Cost - $74,695,170)	$82,058,146
	OTHER ASSETS LESS LIABILITIES - NET (0.1)%	(79,766)
	TOTAL NET ASSETS - 100.0%	$81,978,380

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio underperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 29.21% compared to a benchmark return of 31.49%, a difference of -228 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

After performing generally in line with the benchmark over the first half of the year, relative Portfolio performance was challenged during the second half of the year. This underperformance was primarily driven by the Portfolio's Sentiment insights. Though these investment signals were additive through the first half of the year, they struggled significantly in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based insights. Cross-market Sentiment insights also struggled throughout much of the year. From a sector standpoint, the Portfolio's Sentiment- based insights were least effective in select cyclical sectors, specifically the financials and communication services sectors.

Insights evaluating company fundamentals detracted modestly in aggregate over the trailing 1-year period. However, these signals provided some stability to Portfolio performance during the second half of the year, after struggling throughout the first half of the year. Value insights were challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Investor mentality shifted throughout the year, and performance of Value insights improved towards the end of the year as investors sought out pockets of relative value in the market. The Portfolio's Quality insights were modestly additive to relative returns throughout the year, which was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

The Portfolio's macro thematic insights further detracted from relative returns throughout the year. After experiencing some success through the first half of the year, select industry timing insights struggled during the back half of the year. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the health care providers and services industry was a drag on relative performance. In addition, a modest overweight position in the biotechnology industry led to further performance challenges, as the industry underperformed the broader market in 2019.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

At year-end, from a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the financials and industrials sectors and slight underweight positions in the real estate and energy sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	November 1, 2017	29.21%	11.98%	0.50%	0.48%
Class II	November 1, 2017	28.94%	11.65%	0.75%	0.73%
S&P 500® Index (Total Return)		31.49%	13.22%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.7%
Short-Term Investments	1.2%
Rights	0.0%†
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

†  Represents less than 0.05%.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 98.7%
	AEROSPACE & DEFENSE - 2.8%
1,683	Boeing Co. (The)	$548,254
3,336	HEICO Corp.	380,805
4,896	Hexcel Corp.	358,926
21,301	Lockheed Martin Corp.	8,294,183
5,074	Northrop Grumman Corp.	1,745,304
9,649	Raytheon Co.	2,120,271
7,474	Teledyne Technologies, Inc.*	2,590,040
		16,037,783
	AIR FREIGHT & LOGISTICS - 0.1%
1,009	Expeditors International of Washington, Inc.	78,722
1,420	United Parcel Service, Inc., Class B	166,226
24,849	ZTO Express (Cayman), Inc., ADR	580,224
		825,172
	AIRLINES - 0.5%
7,400	Alaska Air Group, Inc.	501,350
10,113	Delta Air Lines, Inc.	591,408
20,156	United Airlines Holdings, Inc.*	1,775,542
		2,868,300
	AUTO COMPONENTS - 0.1%
10,720	Dana, Inc.	195,104
21,681	Goodyear Tire & Rubber Co. (The)	337,248
		532,352
	AUTOMOBILES - 0.7%
117,045	Ford Motor Co.	1,088,518
20,726	General Motors Co.	758,572
3,174	Harley-Davidson, Inc.	118,041
13,413	Toyota Motor Corp., ADR	1,885,063
		3,850,194
	BANKS - 3.9%
156,785	Bank of America Corp.	5,521,968
905	Bank of Montreal	70,137
3,098	Bank of Nova Scotia (The)	175,006
2,009	Bank OZK	61,284
672	Canadian Imperial Bank of Commerce	55,910
25,873	CIT Group, Inc.	1,180,585
20,098	Citizens Financial Group, Inc.	816,180
5,919	Cullen/Frost Bankers, Inc.	578,760
3,933	East West Bancorp, Inc.	191,537
16,482	First Horizon National Corp.	272,942
1,154	HDFC Bank Ltd., ADR	73,129
53,245	JPMorgan Chase & Co.	7,422,353
8,635	Regions Financial Corp.	148,177
6,060	Royal Bank of Canada	479,952
10,004	Truist Financial Corp.	563,425
23,695	US Bancorp	1,404,877
72,132	Wells Fargo & Co.	3,880,702
		22,896,924
Shares/ Principal		Fair Value
	BEVERAGES - 1.3%
11,527	Coca-Cola Co. (The)	$638,020
1,049	Coca-Cola European Partners PLC	53,373
16,331	Diageo PLC, ADR	2,750,467
4,119	Molson Coors Beverage Co., Class B	222,014
17,452	Monster Beverage Corp.*	1,109,075
21,905	PepsiCo, Inc.	2,993,756
		7,766,705
	BIOTECHNOLOGY - 3.7%
45,138	AbbVie, Inc.	3,996,518
3,125	Alexion Pharmaceuticals, Inc.*	337,969
11,275	Amgen, Inc.	2,718,064
4,806	Biogen, Inc.*	1,426,084
123,318	Gilead Sciences, Inc.	8,013,204
1,380	Incyte Corp.*	120,502
5,524	Regeneron Pharmaceuticals, Inc.*	2,074,151
2,844	United Therapeutics Corp.*	250,500
11,241	Vertex Pharmaceuticals, Inc.*	2,461,217
		21,398,209
	BUILDING PRODUCTS - 0.8%
36,890	Allegion PLC	4,594,281
7,136	Resideo Technologies, Inc.*	85,132
		4,679,413
	CAPITAL MARKETS - 3.8%
5,565	Affiliated Managers Group, Inc.	471,578
16,914	Bank of New York Mellon Corp. (The)	851,282
46,321	Charles Schwab Corp. (The)	2,203,027
9,109	CME Group, Inc.	1,828,358
4,451	Evercore, Inc., Class A	332,757
7,489	FactSet Research Systems, Inc.	2,009,299
33,665	Intercontinental Exchange, Inc.	3,115,696
5,738	Moody's Corp.	1,362,258
83,211	Morgan Stanley	4,253,746
17,772	S&P Global, Inc.	4,852,645
12,653	TD Ameritrade Holding Corp.	628,854
		21,909,500
	CHEMICALS - 1.3%
6,079	Air Products & Chemicals, Inc.	1,428,504
11,084	CF Industries Holdings, Inc.	529,150
11,006	Ecolab, Inc.	2,124,048
10,923	LyondellBasell Industries NV, Class A	1,032,005
26,449	Mosaic Co. (The)	572,357
640	Scotts Miracle-Gro Co. (The)	67,955
3,294	Sherwin-Williams Co. (The)	1,922,181
		7,676,200
	COMMERCIAL SERVICES & SUPPLIES - 0.2%
2,248	Cintas Corp.	604,892
3,147	Copart, Inc.*	286,188
		891,080

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	COMMUNICATIONS EQUIPMENT - 0.6%
8,225	Ciena Corp.*	$351,125
68,803	Cisco Systems, Inc.	3,299,792
		3,650,917
	CONSTRUCTION & ENGINEERING - 0.3%
25,009	Fluor Corp.	472,170
16,022	MasTec, Inc.*	1,027,971
		1,500,141
	CONSUMER FINANCE - 1.1%
40,509	Ally Financial, Inc.	1,237,955
24,382	American Express Co.	3,035,315
21,554	Capital One Financial Corp.	2,218,122
		6,491,392
	CONTAINERS & PACKAGING - 0.2%
2,093	Packaging Corp. of America	234,395
25,626	Westrock Co.	1,099,612
		1,334,007
	DIVERSIFIED CONSUMER SERVICES - 0.2%
38,626	H&R Block, Inc.	906,938
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
4,892	AXA Equitable Holdings, Inc.	121,224
48,873	Berkshire Hathaway, Inc., Class B*	11,069,734
		11,190,958
	DIVERSIFIED TELECOMMUNICATION - 2.1%
89,345	AT&T, Inc.	3,491,603
91,613	BCE, Inc.	4,246,263
75,211	Verizon Communications, Inc.	4,617,955
		12,355,821
	ELECTRIC UTILITIES - 1.4%
15,513	Alliant Energy Corp.	848,872
7,539	Pinnacle West Capital Corp.	677,982
102,535	Xcel Energy, Inc.	6,509,947
		8,036,801
	ELECTRICAL EQUIPMENT - 0.8%
31,395	AMETEK, Inc.	3,131,337
10,342	Hubbell, Inc.	1,528,755
		4,660,092
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.6%
1,509	Avnet, Inc.	64,042
21,361	CDW Corp.	3,051,205
10,838	National Instruments Corp.	458,881
		3,574,128
Shares/ Principal		Fair Value
	ENERGY EQUIPMENT & SERVICES - 0.2%
17,319	Patterson-UTI Energy, Inc.	$181,849
4,122	TechnipFMC PLC	88,376
109,019	Transocean Ltd.*	750,051
		1,020,276
	ENTERTAINMENT - 1.1%
1,694	Activision Blizzard, Inc.	100,657
7,982	Cinemark Holdings, Inc.	270,191
4,813	Electronic Arts, Inc.*	517,446
2,949	Live Nation Entertainment, Inc.*	210,765
2,678	Netflix, Inc.*	866,520
8,525	Take-Two Interactive Software, Inc.*	1,043,716
20,925	Walt Disney Co. (The)	3,026,383
76,481	Zynga, Inc., Class A*	468,064
		6,503,742
	EQUITY REAL ESTATE INVESTMENT - 2.1%
5,904	Boston Properties, Inc.	813,926
4,470	Equity Residential	361,712
31,465	Host Hotels & Resorts, Inc.	583,676
24,386	Invitation Homes, Inc.	730,848
17,882	Lamar Advertising Co., Class A	1,596,147
2,169	Macerich Co. (The)	58,390
2,345	National Retail Properties, Inc.	125,739
91,638	Park Hotels & Resorts, Inc.	2,370,675
8,759	Prologis, Inc.	780,777
36,156	RLJ Lodging Trust	640,684
30,002	Simon Property Group, Inc.	4,469,098
		12,531,672
	FOOD & STAPLES RETAILING - 1.8%
27,985	Costco Wholesale Corp.	8,225,351
15,507	Performance Food Group Co.*	798,300
12,734	Walmart, Inc.	1,513,309
		10,536,960
	FOOD PRODUCTS - 0.9%
30,817	Hershey Co. (The)	4,529,483
12,732	Hormel Foods Corp.	574,340
		5,103,823
	GAS UTILITIES - 0.1%
914	Atmos Energy Corp.	102,240
6,264	Southwest Gas Holdings, Inc.	475,876
		578,116
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
1,703	Abbott Laboratories	147,923
2,646	DexCom, Inc.*	578,786
12,089	Edwards Lifesciences Corp.*	2,820,243
17,391	Hologic, Inc.*	907,984
4,691	IDEXX Laboratories, Inc.*	1,224,961

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.4% (Continued)
16,794	Medtronic PLC	$1,905,279
29,200	Stryker Corp.	6,130,248
		13,715,424
	HEALTH CARE PROVIDERS & SERVICES - 2.6%
13,105	AmerisourceBergen Corp.	1,114,187
13,936	Anthem, Inc.	4,209,090
2,991	Cigna Corp.	611,630
52,137	CVS Health Corp.	3,873,258
2,447	Humana, Inc.	896,874
751	McKesson Corp.	103,878
14,547	UnitedHealth Group, Inc.	4,276,527
1,095	WellCare Health Plans, Inc.*	361,580
		15,447,024
	HEALTH CARE TECHNOLOGY - 0.2%
6,374	Veeva Systems, Inc., Class A*	896,567
	HOTELS, RESTAURANTS & LEISURE - 2.0%
11,697	Boyd Gaming Corp.	350,208
11,161	Carnival Corp.	567,314
22,325	Choice Hotels International, Inc.	2,309,075
26,686	Darden Restaurants, Inc.	2,909,041
44,419	Extended Stay America, Inc.	660,066
8,903	International Game Technology PLC	133,278
14,447	McDonald's Corp.	2,854,872
9,910	Penn National Gaming, Inc.*	253,299
19,480	Restaurant Brands International, Inc.	1,242,239
8,580	Texas Roadhouse, Inc.	483,226
		11,762,618
	HOUSEHOLD DURABLES - 0.2%
23,386	DR Horton, Inc.	1,233,611
	HOUSEHOLD PRODUCTS - 1.5%
36,503	Church & Dwight Co., Inc.	2,567,621
51,514	Procter & Gamble Co. (The)	6,434,099
		9,001,720
	INDUSTRIAL CONGLOMERATES - 1.0%
2,345	3M Co.	413,705
18,532	Honeywell International, Inc.	3,280,164
6,209	Roper Technologies, Inc.	2,199,414
		5,893,283
	INSURANCE - 3.0%
28,465	Allstate Corp. (The)	3,200,889
15,261	Arthur J Gallagher & Co.	1,453,305
10,737	Cincinnati Financial Corp.	1,128,996
31,851	First American Financial Corp.	1,857,550
12,284	Globe Life, Inc.	1,292,891
7,839	Lincoln National Corp.	462,579
Shares/ Principal		Fair Value
	INSURANCE - 3.0% (Continued)
6,755	Marsh & McLennan Cos., Inc.	$752,575
44,721	MetLife, Inc.	2,279,429
10,605	Progressive Corp. (The)	767,696
22,547	Prudential Financial, Inc.	2,113,556
5,064	Travelers Cos., Inc. (The)	693,515
23,785	Unum Group	693,571
2,778	Willis Towers Watson PLC	560,989
		17,257,541
	INTERACTIVE MEDIA & SERVICES - 5.2%
5,893	Alphabet, Inc., Class A*	7,893,025
6,483	Alphabet, Inc., Class C*	8,667,901
7,945	Baidu, Inc., ADR*	1,004,248
53,007	Facebook, Inc., Class A*	10,879,687
25,308	Pinterest, Inc., Class A*	471,741
8,893	TripAdvisor, Inc.	270,169
16,719	Twitter, Inc.*	535,844
8,497	Yelp, Inc.*	295,951
		30,018,566
	INTERNET & DIRECT MARKETING RETAIL - 3.3%
2,929	Alibaba Group Holding Ltd., ADR*	621,241
10,084	Amazon.com, Inc.*	18,633,619
4,971	JD.com, Inc., ADR*	175,128
2,221	Trip.Com Group Ltd., ADR*	74,492
		19,504,480
	IT SERVICES - 5.3%
3,678	Accenture PLC, Class A	774,477
5,078	Amdocs Ltd.	366,581
37,980	Automatic Data Processing, Inc.	6,475,590
9,628	Broadridge Financial Solutions, Inc.	1,189,443
2,451	DXC Technology Co.	92,133
1	EPAM Systems, Inc.*	212
7,610	GoDaddy, Inc., Class A*	516,871
4,435	Jack Henry & Associates, Inc.	646,047
40,553	Mastercard, Inc., Class A	12,108,720
51,716	Paychex, Inc.	4,398,963
836	PayPal Holdings, Inc.*	90,430
22,756	Visa, Inc., Class A	4,275,852
		30,935,319
	LIFE SCIENCES TOOLS & SERVICES - 0.1%
1,837	Thermo Fisher Scientific, Inc.	596,786
	MACHINERY - 2.2%
6,246	AGCO Corp.	482,503
7,192	IDEX Corp.	1,237,024
3,608	Ingersoll-Rand PLC	479,575
31,783	Oshkosh Corp.	3,008,261

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MACHINERY - 2.2% (Continued)
83,725	PACCAR, Inc.	$6,622,648
6,230	Snap-on, Inc.	1,055,362
		12,885,373
	MEDIA - 2.1%
22,608	AMC Networks, Inc., Class A*	893,016
56,692	Comcast Corp., Class A	2,549,439
44,337	Discovery, Inc., Class A*	1,451,593
1,148	Discovery, Inc., Class C*	35,003
132,691	Interpublic Group of Cos., Inc. (The)	3,065,162
309,253	Sirius XM Holdings, Inc.	2,211,159
50,519	ViacomCBS, Inc., Class B	2,120,283
		12,325,655
	METALS & MINING - 0.3%
26,770	Alcoa Corp.*	575,823
26,323	ArcelorMittal SA	461,705
10,329	BHP Group Ltd., ADR	565,100
1,415	Reliance Steel & Aluminum Co.	169,460
2,820	Rio Tinto PLC, ADR	167,395
		1,939,483
	MULTILINE RETAIL - 0.8%
20,794	Dollar General Corp.	3,243,448
9,393	Target Corp.	1,204,277
		4,447,725
	MULTI-UTILITIES - 1.4%
28,389	Ameren Corp.	2,180,275
23,771	Consolidated Edison, Inc.	2,150,562
27,281	DTE Energy Co.	3,542,984
		7,873,821
	OIL, GAS & CONSUMABLE FUELS - 3.6%
2,187	BP PLC, ADR	82,537
13,120	CNOOC Ltd., ADR	2,186,711
19,349	ConocoPhillips	1,258,266
11,812	Continental Resources, Inc.	405,152
2,527	Devon Energy Corp.	65,626
32,378	EOG Resources, Inc.	2,711,981
130,288	Exxon Mobil Corp.	9,091,497
34,044	Marathon Petroleum Corp.	2,051,151
4,752	Petroleo Brasileiro SA, ADR	75,747
1,694	Royal Dutch Shell PLC, Class A, ADR	99,912
15,502	Valero Energy Corp.	1,451,762
55,799	Williams Cos., Inc. (The)	1,323,552
		20,803,894
	PAPER & FOREST PRODUCTS - 0.2%
27,589	Domtar Corp.	1,055,003
	PERSONAL PRODUCTS - 0.7%
21,121	Estee Lauder Cos., Inc. (The), Class A	4,362,331
Shares/ Principal		Fair Value
	PHARMACEUTICALS - 5.1%
942	Allergan PLC	$180,082
78,876	Bristol-Myers Squibb Co.	5,063,051
72,912	Johnson & Johnson	10,635,674
72,764	Merck & Co., Inc.	6,617,886
36,031	Mylan NV*	724,223
79,435	Pfizer, Inc.	3,112,263
27,678	Zoetis, Inc.	3,663,183
		29,996,362
	PROFESSIONAL SERVICES - 0.3%
1,657	IHS Markit Ltd.*	124,855
21,394	Robert Half International, Inc.	1,351,031
		1,475,886
	ROAD & RAIL - 0.4%
13,341	CSX Corp.	965,355
9,343	Landstar System, Inc.	1,063,887
3,509	Lyft, Inc., Class A*	150,957
1,987	Old Dominion Freight Line, Inc.	377,093
		2,557,292
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
55,206	Applied Materials, Inc.	3,369,774
1	Cabot Microelectronics Corp.	144
8,758	Cirrus Logic, Inc.*	721,747
112,304	Intel Corp.	6,721,394
10,447	Lam Research Corp.	3,054,703
8,573	Micron Technology, Inc.*	461,056
19,973	NVIDIA Corp.	4,699,647
10,741	QUALCOMM, Inc.	947,678
1,002	Skyworks Solutions, Inc.	121,122
17,519	Texas Instruments, Inc.	2,247,513
		22,344,778
	SOFTWARE - 7.7%
9,920	Adobe, Inc.*	3,271,715
11,139	Dropbox, Inc., Class A*	199,499
17,483	Intuit, Inc.	4,579,322
814	Manhattan Associates, Inc.*	64,916
175,575	Microsoft Corp.	27,688,178
2,807	Paylocity Holding Corp.*	339,142
29,326	salesforce.com, Inc.*	4,769,581
11,515	ServiceNow, Inc.*	3,250,915
4,236	Workday, Inc., Class A*	696,610
		44,859,878
	SPECIALTY RETAIL - 1.2%
31,241	Home Depot, Inc. (The)	6,822,410
456	O'Reilly Automotive, Inc.*	199,846
804	Ross Stores, Inc.	93,602
		7,115,858

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.9%
94,998	Apple, Inc.	$27,896,163
3,455	Dell Technologies, Inc., Class C*	177,553
33,199	HP, Inc.	682,239
		28,755,955
	TEXTILES, APPAREL & LUXURY GOODS - 0.8%
549	Lululemon Athletica, Inc.*	127,187
39,257	NIKE, Inc., Class B	3,977,127
5,771	Ralph Lauren Corp.	676,476
		4,780,790
	THRIFTS & MORTGAGE FINANCE - 0.1%
5,951	Essent Group Ltd.	309,392
	TOBACCO - 0.5%
40,147	Altria Group, Inc.	2,003,737
10,145	Philip Morris International, Inc.	863,238
		2,866,975
	TRADING COMPANIES & DISTRIBUTORS - 0.3%
19,097	GATX Corp.	1,582,186
	WATER UTILITIES - 0.6%
29,793	American Water Works Co., Inc.	3,660,070
Shares/ Principal		Fair Value
	WIRELESS TELECOMMUNICATION SERVICES - 0.3%
10,899	China Mobile Ltd., ADR	$460,701
26,528	Telephone & Data Systems, Inc.	674,607
10,004	United States Cellular Corp.*	362,445
		1,497,753
	TOTAL COMMON STOCKS (Cost - $489,769,179)	575,067,015
	RIGHTS - 0.0%†
15,420	Bristol-Myers Squibb Co., CVR (Cost - $35,466)*	46,414
	SHORT-TERM INVESTMENTS - 1.2%
	MONEY MARKET FUNDS - 1.2%
6,892,334	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $6,892,334)	6,892,334
	TOTAL INVESTMENTS - 99.9% (Cost - $496,696,979)	$582,005,763
	OTHER ASSETS LESS LIABILITIES - NET 0.1%	834,437
	TOTAL NET ASSETS - 100.0%	$582,840,200

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
S&P 500 E-Mini Future	Credit Suisse First Boston	49	3/20/2020	$7,916,195	$123,819

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class II shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 33.38% compared to a benchmark return of 36.39%, a difference of -301 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

After performing generally in line with the benchmark over the first half of the year, relative Portfolio performance was challenged during the second half of the year. One of the primary drivers of underperformance was the Portfolio's Sentiment insights. Though these investment signals were additive through the first half of the year, they struggled in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based insights. Cross-market Sentiment insights also struggled throughout much of the year. From a sector standpoint, the Portfolio's Sentiment-based insights were least effective in select cyclical sectors, specifically the financials and communication services sectors.

Insights evaluating company fundamentals detracted in aggregate over the trailing 1-year period. Value insights were especially challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Investor mentality shifted throughout the year, and performance of Value insights began to improve as investors sought out pockets of relative value in the market. Despite the modest rebound in performance in the final months of the year, in aggregate, the Portfolio's relative Value insights were some of the most significant detractors from relative returns for the year. In contrast, the Portfolio's Quality insights were broadly mixed, with select insights adding meaningfully to relative returns and providing stability to performance among fundamental signals. Stronger performance among certain of the Portfolio's Quality insights was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

The Portfolio's macro thematic insights further detracted from relative returns throughout the year. After experiencing some success through the first half of the year, select industry timing insights struggled during the second half of the year. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the health care providers and services industry and in the communications equipment industry hindered relative performance over the course of the year.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the financials and utilities sectors and slight underweight positions in the information technology and consumer discretionary sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Growth Portfolio
Class II	November 1, 2017	33.38%	14.30%	0.86%	0.79%
Russell 1000® Growth Index (Total Return)		36.39%	16.66%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.0%
Short-Term Investments	1.9%
Rights	0.0%†
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

†  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 98.0%
	AEROSPACE & DEFENSE - 3.4%
251	Boeing Co. (The)	$81,766
64	Curtiss-Wright Corp.	9,017
290	HEICO Corp.	33,103
84	HEICO Corp., Class A	7,520
234	Hexcel Corp.	17,155
743	Lockheed Martin Corp.	289,309
187	Northrop Grumman Corp.	64,322
205	Raytheon Co.	45,047
177	Teledyne Technologies, Inc.*	61,338
		608,577
	AIR FREIGHT & LOGISTICS - 0.3%
298	Expeditors International of Washington, Inc.	23,250
309	United Parcel Service, Inc., Class B	36,172
		59,422
	AIRLINES - 0.2%
49	Delta Air Lines, Inc.	2,866
380	United Airlines Holdings, Inc.*	33,474
		36,340
	AUTO COMPONENTS - 0.1%
470	Gentex Corp.	13,621
	AUTOMOBILES - 0.3%
133	Tesla, Inc.*	55,638
	BEVERAGES - 1.4%
41	Brown-Forman Corp., Class A	2,574
743	Coca-Cola Co. (The)	41,125
361	Coca-Cola European Partners PLC	18,368
619	Monster Beverage Corp.*	39,337
1,054	PepsiCo, Inc.	144,050
		245,454
	BIOTECHNOLOGY - 4.7%
2,015	AbbVie, Inc.	178,408
225	Alexion Pharmaceuticals, Inc.*	24,334
548	Amgen, Inc.	132,106
54	Biogen, Inc.*	16,024
329	Exelixis, Inc.*	5,797
3,124	Gilead Sciences, Inc.	202,998
470	Incyte Corp.*	41,040
369	Ionis Pharmaceuticals, Inc.*	22,291
136	Regeneron Pharmaceuticals, Inc.*	51,065
242	United Therapeutics Corp.*	21,315
667	Vertex Pharmaceuticals, Inc.*	146,040
		841,418
	BUILDING PRODUCTS - 0.9%
1,271	Allegion PLC	158,290
Shares/ Principal		Fair Value
	CAPITAL MARKETS - 2.7%
168	Affiliated Managers Group, Inc.	$14,236
1,117	Charles Schwab Corp. (The)	53,125
41	Evercore, Inc., Class A	3,065
304	FactSet Research Systems, Inc.	81,563
941	Intercontinental Exchange, Inc.	87,090
273	Moody's Corp.	64,813
599	S&P Global, Inc.	163,557
81	SEI Investments Co.	5,304
447	TD Ameritrade Holding Corp.	22,216
		494,969
	CHEMICALS - 0.5%
34	Ecolab, Inc.	6,562
121	Mosaic Co. (The)	2,618
143	Sherwin-Williams Co. (The)	83,446
		92,626
	COMMERCIAL SERVICES & SUPPLIES - 0.3%
106	Cintas Corp.	28,523
378	Copart, Inc.*	34,375
		62,898
	COMMUNICATIONS EQUIPMENT - 0.9%
64	Ciena Corp.*	2,732
3,403	Cisco Systems, Inc.	163,208
11	Motorola Solutions, Inc.	1,773
		167,713
	CONSTRUCTION & ENGINEERING - 0.3%
100	EMCOR Group, Inc.	8,630
640	MasTec, Inc.*	41,062
		49,692
	CONSUMER FINANCE - 0.3%
675	Ally Financial, Inc.	20,628
239	American Express Co.	29,753
		50,381
	DISTRIBUTORS - 0.1%
101	Pool Corp.	21,450
	DIVERSIFIED CONSUMER SERVICES - 0.2%
1,188	H&R Block, Inc.	27,894
	ELECTRIC UTILITIES - 0.3%
768	Xcel Energy, Inc.	48,760
	ELECTRICAL EQUIPMENT - 0.4%
106	AMETEK, Inc.	10,572
380	Hubbell, Inc.	56,172
		66,744

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0%
267	Avnet, Inc.	$11,331
919	CDW Corp.	131,270
805	National Instruments Corp.	34,084
		176,685
	ENTERTAINMENT - 1.7%
604	Cinemark Holdings, Inc.	20,445
349	Electronic Arts, Inc.*	37,521
546	Live Nation Entertainment, Inc.*	39,023
333	Netflix, Inc.*	107,749
132	Spotify Technology SA*	19,741
365	Take-Two Interactive Software, Inc.*	44,687
6,544	Zynga, Inc., Class A*	40,049
		309,215
	EQUITY REAL ESTATE INVESTMENT - 1.5%
83	Equity Residential	6,716
363	Invitation Homes, Inc.	10,879
854	Lamar Advertising Co., Class A	76,228
452	National Retail Properties, Inc.	24,236
1,566	Park Hotels & Resorts, Inc.	40,513
738	RLJ Lodging Trust	13,077
611	Simon Property Group, Inc.	91,015
442	STAG Industrial, Inc.	13,954
		276,618
	FOOD & STAPLES RETAILING - 1.5%
899	Costco Wholesale Corp.	264,234
208	Performance Food Group Co.*	10,708
		274,942
	FOOD PRODUCTS - 0.7%
904	Hershey Co. (The)	132,870
	HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
221	DexCom, Inc.*	48,342
491	Edwards Lifesciences Corp.*	114,545
850	Hologic, Inc.*	44,378
312	IDEXX Laboratories, Inc.*	81,473
42	Insulet Corp.*	7,190
48	Masimo Corp.*	7,587
1,150	Stryker Corp.	241,431
		544,946
	HEALTH CARE PROVIDERS & SERVICES - 2.5%
235	AmerisourceBergen Corp.	19,980
421	Anthem, Inc.	127,155
292	CVS Health Corp.	21,693
68	Humana, Inc.	24,923
821	UnitedHealth Group, Inc.	241,357
54	WellCare Health Plans, Inc.*	17,831
		452,939
Shares/ Principal		Fair Value
	HEALTH CARE TECHNOLOGY - 0.3%
369	Veeva Systems, Inc., Class A*	$51,904
	HOTELS, RESTAURANTS & LEISURE - 2.4%
830	Boyd Gaming Corp.	24,850
33	Chipotle Mexican Grill, Inc.*	27,625
1,066	Choice Hotels International, Inc.	110,256
752	Darden Restaurants, Inc.	81,976
448	Dunkin' Brands Group, Inc.	33,842
102	McDonald's Corp.	20,156
1,170	Penn National Gaming, Inc.*	29,905
653	Starbucks Corp.	57,412
581	Texas Roadhouse, Inc.	32,722
221	Wyndham Destinations, Inc.	11,423
		430,167
	HOUSEHOLD DURABLES - 0.1%
515	DR Horton, Inc.	27,166
	HOUSEHOLD PRODUCTS - 0.2%
593	Church & Dwight Co., Inc.	41,712
	INDUSTRIAL CONGLOMERATES - 0.5%
34	Carlisle Cos., Inc.	5,502
225	Honeywell International, Inc.	39,825
138	Roper Technologies, Inc.	48,884
		94,211
	INSURANCE - 1.0%
290	Allstate Corp. (The)	32,611
94	Aon PLC	19,579
38	Arthur J Gallagher & Co.	3,619
517	Brown & Brown, Inc.	20,411
250	Cincinnati Financial Corp.	26,288
607	First American Financial Corp.	35,400
342	Marsh & McLennan Cos., Inc.	38,102
108	Progressive Corp. (The)	7,818
		183,828
	INTERACTIVE MEDIA & SERVICES - 8.8%
309	Alphabet, Inc., Class A*	413,872
352	Alphabet, Inc., Class C*	470,631
291	Cargurus, Inc.*	10,237
2,921	Facebook, Inc., Class A*	599,535
846	Pinterest, Inc., Class A*	15,769
876	TripAdvisor, Inc.	26,613
1,199	Twitter, Inc.*	38,428
548	Yelp, Inc.*	19,087
		1,594,172
	INTERNET & DIRECT MARKETING RETAIL - 5.9%
567	Amazon.com, Inc.*	1,047,725
13	Booking Holdings, Inc.*	26,699
		1,074,424

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	IT SERVICES - 8.7%
349	Accenture PLC, Class A	$73,489
1,279	Automatic Data Processing, Inc.	218,070
177	Booz Allen Hamilton Holding Corp.	12,590
493	Broadridge Financial Solutions, Inc.	60,905
27	CACI International, Inc., Class A*	6,750
289	DXC Technology Co.	10,864
34	Fiserv, Inc.*	3,931
595	GoDaddy, Inc., Class A*	40,412
479	Jack Henry & Associates, Inc.	69,776
1,686	Mastercard, Inc., Class A	503,423
2,065	Paychex, Inc.	175,649
1,125	PayPal Holdings, Inc.*	121,691
120	Square, Inc., Class A*	7,507
87	VeriSign, Inc.*	16,763
1,362	Visa, Inc., Class A	255,920
		1,577,740
	LIFE SCIENCES TOOLS & SERVICES - 0.2%
123	Thermo Fisher Scientific, Inc.	39,959
	MACHINERY - 1.9%
166	AGCO Corp.	12,824
297	IDEX Corp.	51,084
22	Ingersoll-Rand PLC	2,924
700	Oshkosh Corp.	66,255
2,334	PACCAR, Inc.	184,619
105	Snap-on, Inc.	17,787
23	Xylem, Inc.	1,812
		337,305
	MEDIA - 1.3%
462	AMC Networks, Inc., Class A*	18,249
594	Comcast Corp., Class A	26,712
975	Discovery, Inc., Class A*	31,921
2,216	Interpublic Group of Cos., Inc. (The)	51,190
13,919	Sirius XM Holdings, Inc.	99,521
		227,593
	METALS & MINING - 0.1%
580	Alcoa Corp.*	12,476
77	Reliance Steel & Aluminum Co.	9,221
		21,697
	MULTILINE RETAIL - 0.5%
538	Dollar General Corp.	83,917
	MULTI-UTILITIES - 0.3%
667	Ameren Corp.	51,226
	OIL, GAS & CONSUMABLE FUELS - 0.1%
250	Marathon Petroleum Corp.	15,063
	PAPER & FOREST PRODUCTS - 0.2%
889	Domtar Corp.	33,995
Shares/ Principal		Fair Value
	PERSONAL PRODUCTS - 0.8%
711	Estee Lauder Cos., Inc. (The), Class A	$146,850
	PHARMACEUTICALS - 3.8%
2,130	Bristol-Myers Squibb Co.	136,725
38	Eli Lilly & Co.	4,995
721	Johnson & Johnson	105,172
3,335	Merck & Co., Inc.	303,318
322	Mylan NV*	6,472
955	Zoetis, Inc.	126,394
		683,076
	PROFESSIONAL SERVICES - 0.4%
17	CoStar Group, Inc.*	10,171
137	IHS Markit Ltd.*	10,323
800	Robert Half International, Inc.	50,520
		71,014
	ROAD & RAIL - 0.5%
624	Landstar System, Inc.	71,055
71	Old Dominion Freight Line, Inc.	13,474
		84,529
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
430	Advanced Micro Devices, Inc.*	19,720
1,424	Applied Materials, Inc.	86,921
158	Broadcom, Inc.	49,931
769	Cirrus Logic, Inc.*	63,373
249	Intel Corp.	14,903
401	Lam Research Corp.	117,252
77	Micron Technology, Inc.*	4,141
759	NVIDIA Corp.	178,593
949	QUALCOMM, Inc.	83,730
185	Skyworks Solutions, Inc.	22,363
985	Texas Instruments, Inc.	126,366
		767,293
	SOFTWARE - 13.9%
637	Adobe, Inc.*	210,089
306	Cadence Design Systems, Inc.*	21,224
512	Dropbox, Inc., Class A*	9,170
133	Fortinet, Inc.*	14,199
772	Intuit, Inc.	202,210
493	Manhattan Associates, Inc.*	39,317
9,481	Microsoft Corp.	1,495,154
27	Paycom Software, Inc.*	7,148
565	Paylocity Holding Corp.*	68,263
56	RingCentral, Inc., Class A*	9,446
1,159	salesforce.com, Inc.*	188,500
607	ServiceNow, Inc.*	171,368
496	Workday, Inc., Class A*	81,567
		2,517,655

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SPECIALTY RETAIL - 1.8%
149	AutoNation, Inc.*	$7,246
3	AutoZone, Inc.*	3,574
904	Home Depot, Inc. (The)	197,416
332	Lowe's Cos., Inc.	39,760
82	O'Reilly Automotive, Inc.*	35,937
256	Ross Stores, Inc.	29,804
41	Tractor Supply Co.	3,831
		317,568
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.6%
5,267	Apple, Inc.	1,546,655
149	Dell Technologies, Inc., Class C*	7,657
90	HP, Inc.	1,849
		1,556,161
	TEXTILES, APPAREL & LUXURY GOODS - 1.5%
152	Lululemon Athletica, Inc.*	35,214
2,210	NIKE, Inc., Class B	223,895
93	Ralph Lauren Corp.	10,901
		270,010
	TOBACCO - 0.1%
509	Altria Group, Inc.	25,404
	TRADING COMPANIES & DISTRIBUTORS - 0.4%
860	GATX Corp.	71,251
Shares/ Principal		Fair Value
	WIRELESS TELECOMMUNICATION SERVICES - 0.3%
426	Telephone & Data Systems, Inc.	$10,833
989	United States Cellular Corp.*	35,832
		46,665
	TOTAL COMMON STOCKS (Cost - $14,171,381)	17,713,657
	RIGHTS - 0.0%†
837	Bristol-Myers Squibb Co., CVR, expires 12/31/99 (Cost - $1,925)*	2,520
	SHORT-TERM INVESTMENTS - 1.9%
	MONEY MARKET FUNDS - 1.9%
342,307	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $342,307)	342,307
	TOTAL INVESTMENTS - 99.9% (Cost - $14,515,613)	$18,058,484
	OTHER ASSETS LESS LIABILITIES - NET 0.1%	18,811
	TOTAL NET ASSETS - 100.0%	$18,077,295

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
S&P 500 E-Mini Future	Goldman Sachs & Co.	2	3/20/2020	$323,110	$4,628

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio underperformed its reference benchmark, the MSCI ACWI ex-USA Index. The Portfolio posted a return of 20.50% compared to a benchmark return of 21.51%, a difference of -101 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

After generating strong relative returns through the first half of the year, performance was challenged during the second half of the year, causing the Portfolio to underperform its benchmark over the full 1-year period. This underperformance was primarily driven by the Portfolio's fundamental insights. Among this group of insights, Value insights were especially challenged. The bulk of this underperformance occurred in the first three quarters of the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Also among the Portfolio's fundamental insights, signals evaluating company quality further dampened relative returns in 2019. Most of this underperformance was isolated to the third quarter, as the Portfolio's Quality insights were a particular drag on relative returns during the year. Quality insights were generally mixed throughout the rest of the year though, providing some stability to performance given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

Performance of the Portfolio's Sentiment insights was relatively flat for the year, detracting modestly in aggregate. However, performance for the year was very much bifurcated. Sentiment-based investment signals were very additive through the first half of the year, supported by several signals conducting machine learned text-analysis to capture sell-side sentiment. However, the Portfolio's Sentiment insights struggled significantly in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based signals and often resulted in a disconnect between stock returns and company-specific sentiment.

The Portfolio's macro thematic insights were a bright spot throughout the year, adding to relative returns and providing stability to overall Portfolio performance versus the benchmark. Among these, the Portfolio's country timing insights were particularly effective during the year. Although the Portfolio targets a relatively country- and sector- neutral approach, establishing modest underweight positions in several emerging markets countries was beneficial, as emerging markets generally underperformed amid ongoing global trade disputes, a relatively strong dollar, and weak economic/manufacturing activity.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Among developed countries, a modest underweight position in Japan was particularly beneficial through the first half of the year, as Japan underperformed due to sluggish economic growth and investor concern around the strength of the yen.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the consumer discretionary and health care sectors and slight underweight positions in the utilities and energy sectors. The Portfolio also targets a generally country neutral approach. Currently, it is modestly overweight Australia and Canada and modestly underweight Russia and Italy. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	November 1, 2017	20.50%	2.16%	0.76%	0.74%
Class II	November 1, 2017	20.22%	1.91%	1.01%	0.99%
MSCI ACWI ex-USA Index		21.51%	3.16%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	90.8%
Exchange Traded Funds	6.0%
Short-Term Investments	0.4%
Rights	0.0%†
Other Assets Less Liabilities - Net	2.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

†  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 90.8%
	AEROSPACE & DEFENSE - 0.8%
14	Dassault Aviation SA	$18,387
320	MTU Aero Engines AG	91,452
5,319	Safran SA	821,850
95,700	Singapore Technologies Engineering Ltd.	280,413
		1,212,102
	AIR FREIGHT & LOGISTICS - 0.8%
25,509	Deutsche Post AG	973,837
22,458	Royal Mail PLC	67,327
152,000	Sinotrans Ltd., Class H	51,695
4,800	Yamato Holdings Co. Ltd.	82,463
		1,175,322
	AIRLINES - 0.1%
92,000	China Eastern Airlines Corp. Ltd., Class H*	51,007
1,200	Japan Airlines Co. Ltd.	37,510
		88,517
	AUTO COMPONENTS - 0.6%
1,600	Aisin Seiki Co. Ltd.	59,922
610	Continental AG	78,921
3,100	Denso Corp.	141,657
429	Hyundai Mobis Co. Ltd.	94,967
8,100	Sumitomo Rubber Industries Ltd.	99,652
10,600	Tokai Rika Co. Ltd.	209,415
4,200	Toyoda Gosei Co. Ltd.	106,087
9,300	Toyota Boshoku Corp.	151,042
		941,663
	AUTOMOBILES - 2.6%
196,800	Astra International TBK PT	98,170
40,500	BAIC Motor Corp. Ltd., Class H (a)	22,974
274	Bayerische Motoren Werke AG	16,931
7,105	Bayerische Motoren Werke AG	583,318
3,548	Ferrari NV	589,031
12,000	Honda Motor Co. Ltd.	342,195
1,300	Hyundai Motor Co.	135,458
7,000	Isuzu Motors Ltd.	83,672
3,576	Kia Motors Corp.*	136,985
10,100	Mazda Motor Corp.	87,176
15,700	Mitsubishi Motors Corp.	66,166
74,200	Nissan Motor Co. Ltd.	434,310
1,229	Peugeot SA	29,384
3,409	Renault SA	161,406
2,700	Subaru Corp.	67,416
9,600	Toyota Motor Corp.	681,430
1,250	Volkswagen AG	243,091
7,300	Yamaha Motor Co. Ltd.	147,982
		3,927,095
Shares/ Principal		Fair Value
	BANKS - 10.4%
12,994	ABN AMRO Bank NV, CVA (a)	$236,581
8,658	Absa Group Ltd.	92,440
100	Agricultural Bank of China Ltd., Class A	53
92,000	Agricultural Bank of China Ltd., Class H	40,499
8,736	Australia & New Zealand Banking Group Ltd.	151,252
5,740	Banco Bilbao Vizcaya Argentaria SA	32,106
11,220	Banco Bradesco SA	95,027
50,332	Banco Bradesco SA	452,559
9,300	Banco Do Brasil SA	122,114
20,600	Banco Santander Brasil SA	253,589
1,950	Bancolombia SA	27,216
55,200	Bank Central Asia TBK PT	132,906
9,727	Bank Leumi Le-Israel BM	70,798
208,800	Bank Mandiri Persero TBK PT	115,436
795,000	Bank of China Ltd., Class H	339,761
108,000	Bank of Communications Co. Ltd., Class H	76,788
16,066	Bank of Montreal	1,246,873
7,617	Bank of Nova Scotia (The)	430,852
460,200	Bank Rakyat Indonesia Persero TBK PT	145,858
361	BNP Paribas SA	21,408
65,500	BOC Hong Kong Holdings Ltd.	227,390
23,240	CaixaBank SA	72,991
3,216	Canadian Imperial Bank of Commerce	267,994
214,000	China CITIC Bank Corp. Ltd., Class H	128,261
668,000	China Construction Bank Corp., Class H	576,971
68,400	China Everbright Bank Co. Ltd., Class A	43,304
6,300	China Merchants Bank Co. Ltd., Class A	33,989
274,600	China Minsheng Banking Corp. Ltd., Class H	207,576
119,000	Chongqing Rural Commercial Bank Co. Ltd., Class H	60,784
14,700	CIMB Group Holdings Bhd	18,508
9,724	Commonwealth Bank of Australia	546,155
8,523	Credit Agricole SA	123,654
3,900	DBS Group Holdings Ltd.	75,062
1,755	DNB ASA	32,754
24,900	Grupo Financiero Banorte SAB de CV, Class O	139,189
1,705	Hana Financial Group, Inc.	54,403
109,119	HSBC Holdings PLC	855,623
513,000	Industrial & Commercial Bank of China Ltd., Class H	395,031
10,700	Industrial Bank Co. Ltd., Class A	30,415
1,090	Industrial Bank of Korea	11,122
19,546	ING Groep NV	234,499
68,700	Itau Unibanco Holding SA	633,597
4,100	Japan Post Bank Co. Ltd.	39,614
3,787	KB Financial Group, Inc.	156,038
158,893	Lloyds Banking Group PLC	131,558
140,800	Malayan Banking BHD	297,399

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	BANKS - 10.4% (Continued)
7,095	Mediobanca Banca di Credito Finanziario SpA	$78,160
162,700	Mitsubishi UFJ Financial Group, Inc.	888,094
124,900	Mizuho Financial Group, Inc.	193,427
2,059	Nedbank Group Ltd.	31,555
18,124	Nordea Bank Abp	146,447
15,789	Nordea Bank Abp	128,316
7,226	OTP Bank Nyrt	378,445
7,600	Ping An Bank Co. Ltd., Class A	17,948
30,300	Public Bank BHD	144,000
801	Raiffeisen Bank International AG	20,131
46,000	Resona Holdings, Inc.	202,751
6,498	Royal Bank of Canada	514,879
2,770	Shinhan Financial Group Co. Ltd.	103,835
893	Societe Generale SA	31,089
26,364	Standard Bank Group Ltd.	317,345
17,300	Sumitomo Mitsui Financial Group, Inc.	642,810
6,300	Sumitomo Mitsui Trust Holdings, Inc.	251,420
92,700	Thanachart Capital PCL, NVDR	165,570
28,275	Toronto-Dominion Bank (The)	1,588,023
9,247	Westpac Banking Corp.	157,499
2,054	Woori Financial Group, Inc.	20,603
2,100	Yamaguchi Financial Group, Inc.	14,377
		15,514,721
	BEVERAGES - 3.1%
37,700	Ambev SA	174,972
1,595	Britvic PLC	19,112
4,343	Carlsberg A/S, Class B	648,351
12,000	China Resources Beer Holdings Co. Ltd.	66,377
5,468	Coca-Cola Amatil Ltd.	42,512
2,600	Coca-Cola Femsa SAB de CV	15,806
1,440	Davide Campari-Milano SpA	13,158
29,355	Diageo PLC	1,244,612
6,400	Fomento Economico Mexicano SAB de CV	60,438
1,700	Fraser & Neave Holdings BHD	14,479
13,900	Kirin Holdings Co. Ltd.	305,691
500	Kweichow Moutai Co. Ltd., Class A	84,916
5,768	Pernod Ricard SA	1,032,048
1,634	Royal Unibrew A/S	149,728
1,650	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	21,248
3,100	Suntory Beverage & Food Ltd.	129,648
35,720	Treasury Wine Estates Ltd.	407,776
6,899	Wuliangye Yibin Co. Ltd., Class A	131,736
		4,562,608
	BIOTECHNOLOGY - 0.7%
7,500	3SBio, Inc.*,(a)	9,722
240	BeiGene Ltd., ADR*	39,782
672	Celltrion, Inc.*	105,177
2,906	CSL Ltd.	563,315
Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 0.7% (Continued)
278	Galapagos NV*	$58,198
416	Genmab A/S*	92,580
2,112	Grifols SA	74,512
130	Helixmith Co. Ltd.*	10,421
4,500	Innovent Biologics, Inc.*,(a)	15,334
33	Medy-Tox, Inc.	8,586
600	PeptiDream, Inc.*	30,918
420	SillaJen, Inc.*	5,284
		1,013,829
	BUILDING PRODUCTS - 0.8%
3,300	AGC, Inc.	119,338
600	Aica Kogyo Co. Ltd.	20,014
19,937	Assa Abloy AB, Class B	466,422
3,611	CIE de Saint-Gobain	147,947
1,800	Daikin Industries Ltd.	255,901
4	dormakaba Holding AG*	2,861
213	Geberit AG	119,483
1,246	Kingspan Group PLC	76,156
621	Nibe Industrier AB, Class B	10,773
1,600	Sanwa Holdings Corp.	18,094
		1,236,989
	CAPITAL MARKETS - 1.1%
21,000	B3 SA - Brasil Bolsa Balcao	224,320
20,000	China International Capital Corp. Ltd., Class H (a)	38,553
8,121	China Merchants Securities Co. Ltd., Class A	21,324
539	DWS Group GmbH & Co KGaA (a)	19,179
1,081	Euronext NV (a)	88,155
7,700	Guotai Junan Securities Co. Ltd., Class A	20,439
47,400	Guotai Junan Securities Co. Ltd., Class H (a)	83,950
9,806	IG Group Holdings PLC	90,284
206	Korea Investment Holdings Co. Ltd.*	12,897
4,092	Macquarie Group Ltd.	396,522
4,313	Magellan Financial Group Ltd.	172,662
9,333	Man Group PLC	19,535
5,297	Meritz Securities Co. Ltd.*	17,360
1,128	Mirae Asset Daewoo Co. Ltd.*	7,364
5,769	Natixis SA	25,631
1,090	NH Investment & Securities Co. Ltd.*	11,970
690	Reinet Investments SCA	13,693
1,245	Samsung Securities Co. Ltd.*	41,556
281	TMX Group Ltd.	24,367
23,854	UBS Group AG*	301,146
		1,630,907
	CHEMICALS - 2.9%
1,937	Air Liquide SA	274,394
2,449	Akzo Nobel NV	249,170
344	Arkema SA	36,567

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CHEMICALS - 2.9% (Continued)
3,033	BASF SE	$229,296
5,804	Chr Hansen Holding A/S	461,565
21,300	Daicel Corp.	205,601
1,400	Denka Co. Ltd.	42,126
5,600	DIC Corp.	156,393
79	Givaudan SA	247,275
1,194	Hanwha Chemical Corp.	19,462
1,000	JSR Corp.	18,514
5,500	Kaneka Corp.	178,146
315	LG Chem Ltd.*	86,482
63	Lotte Chemical Corp.*	12,203
162	LOTTE Fine Chemical Co. Ltd.*	6,325
1,600	Mitsubishi Gas Chemical Co., Inc.	24,646
300	Nippon Paint Holdings Co. Ltd.	15,569
1,200	Nippon Shokubai Co. Ltd.	74,976
2,400	Nitto Denko Corp.	136,480
18,428	Nutrien Ltd.	883,492
83	OCI Co. Ltd.*	4,493
4,324	Orica Ltd.	66,809
62,200	PTT Global Chemical PCL, NVDR	118,363
300	Shin-Etsu Chemical Co. Ltd.	33,292
755	Sika AG	141,784
829	Solvay SA	96,126
19,300	Sumitomo Chemical Co. Ltd.	88,442
16,500	Ube Industries Ltd.	361,201
900	Zeon Corp.	11,313
		4,280,505
	COMMERCIAL SERVICES & SUPPLIES - 0.8%
4,524	Babcock International Group PLC	37,721
10,066	Brambles Ltd.	82,929
4,527	Edenred	234,260
9,882	G4S PLC	28,539
11,780	HomeServe PLC	197,254
2,498	ISS A/S	59,983
7,698	Rentokil Initial PLC	46,197
2,749	Ritchie Bros Auctioneers, Inc.	118,122
3,300	Secom Co. Ltd.	296,886
1,473	SPIE SA	30,026
		1,131,917
	CONSTRUCTION & ENGINEERING - 0.9%
4,436	ACS Actividades de Construccion y Servicios SA	177,516
4,239	Bouygues SA	180,243
104,000	China Communications Construction Co. Ltd., Class H	84,756
110,000	China Communications Services Corp. Ltd., Class H	80,187
130,000	China Railway Construction Corp. Ltd., Class H	142,316
178,000	China Railway Group Ltd., Class H	109,882
Shares/ Principal		Fair Value
	CONSTRUCTION & ENGINEERING - 0.9% (Continued)
2,888	CIMIC Group Ltd.	$67,278
197	Daelim Industrial Co. Ltd.*	15,417
1,783	Daewoo Engineering & Construction Co. Ltd.*	7,308
423	GS Engineering & Construction Corp.*	11,357
606	Hyundai Engineering & Construction Co. Ltd.*	22,166
8,900	Kajima Corp.	119,404
3,900	Kandenko Co. Ltd.	37,645
700	Kyowa Exeo Corp.	17,823
173,000	Metallurgical Corp. of China Ltd., Class H	38,855
1,322	Samsung Engineering Co. Ltd.*	21,949
2,500	Shimizu Corp.	25,673
21,000	Sinopec Engineering Group Co. Ltd., Class H	12,559
4,400	Taisei Corp.	184,017
38	Vinci SA	4,223
		1,360,574
	CONSTRUCTION MATERIALS - 1.1%
10,200	Anhui Conch Cement Co. Ltd., Class A	80,245
3,000	Anhui Conch Cement Co. Ltd., Class H	21,869
73,000	BBMG Corp., Class H	22,392
180,400	Cemex SAB de CV	67,636
32,000	China Resources Cement Holdings Ltd.	40,740
1,106	HeidelbergCement AG	80,647
866	Imerys SA	36,628
13,841	James Hardie Industries PLC	271,162
17,379	LafargeHolcim Ltd.*	963,755
2,738	Wienerberger AG	81,199
		1,666,273
	CONSUMER FINANCE - 0.1%
5,500	AEON Financial Service Co. Ltd.	87,403
2,700	Hitachi Capital Corp.	71,528
8,800	Muangthai Capital PCL, NVDR	18,729
		177,660
	CONTAINERS & PACKAGING - 0.3%
9,160	CCL Industries, Inc., Class B	390,770
1,178	Smurfit Kappa Group PLC	45,302
		436,072
	DISTRIBUTORS - 0.1%
9,468	Inchcape PLC	88,552
	DIVERSIFIED CONSUMER SERVICES - 0.3%
800	Benesse Holdings, Inc.	21,157
16,430	IDP Education Ltd.	198,304
1,342	New Oriental Education & Technology Group, Inc., ADR*	162,718
		382,179

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
3,718	Challenger Ltd.	$21,144
70,294	FirstRand Ltd.	315,691
3,980	Groupe Bruxelles Lambert SA	419,771
10,320	Investor AB, Class B	563,567
13,926	Kinnevik AB, Class B	340,673
9,300	Mitsubishi UFJ Lease & Finance Co. Ltd.	60,417
4,600	ORIX Corp.	76,656
881	Pargesa Holding SA	73,193
144	Wendel SA	19,154
1,000	Zenkoku Hosho Co. Ltd.	42,788
		1,933,054
	DIVERSIFIED TELECOMMUNICATION - 1.4%
7,885	BCE, Inc.	365,808
320,000	China Telecom Corp. Ltd., Class H	131,831
62,000	China Unicom Hong Kong Ltd.	58,405
2,255	LG Uplus Corp.*	27,689
4,800	Nippon Telegraph & Telephone Corp.	121,772
4,311	Sunrise Communications Group AG*,(a)	338,567
34,706	Telecom Italia SpA/Milano	21,263
99,615	Telefonica Deutschland Holding AG	288,938
103,747	Telefonica SA	725,172
33,900	Telekom Malaysia BHD	31,658
		2,111,103
	ELECTRIC UTILITIES - 1.1%
96,181	AusNet Services	114,938
5,700	Chubu Electric Power Co., Inc.	80,852
6,500	CLP Holdings Ltd.	68,322
4,200	CPFL Energia SA	37,117
3,398	Electricite de France SA	37,868
16,475	Fortum OYJ	406,850
16,800	Hokuriku Electric Power Co.*	123,053
18,040	Iberdrola SA	185,894
6,800	Kansai Electric Power Co., Inc. (The)	79,122
1,666	Korea Electric Power Corp.	40,049
16,300	Shikoku Electric Power Co., Inc.	161,687
49,610	Spark Infrastructure Group	72,885
61,500	Tenaga Nasional BHD	199,362
		1,607,999
	ELECTRICAL EQUIPMENT - 0.3%
1,100	GS Yuasa Corp.	23,938
296	LS Corp.*	12,235
500	Mabuchi Motor Co. Ltd.	19,094
5,700	Mitsubishi Electric Corp.	78,596
500	Nidec Corp.	69,036
1,584	Schneider Electric SE	162,691
25,600	Xinjiang Goldwind Science & Technology Co. Ltd., Class H	29,734
		395,324
Shares/ Principal		Fair Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.7%
500	Amano Corp.	$15,344
100	BOE Technology Group Co. Ltd., Class A	65
42,000	China Railway Signal & Communication Corp. Ltd., Class H (a)	23,448
14,900	Citizen Watch Co. Ltd.	81,852
14,654	Electrocomponents PLC	131,542
2,462	Halma PLC	69,014
600	Keyence Corp.	212,505
15,000	Kingboard Laminates Holdings Ltd.	18,596
1,669	LG Display Co. Ltd.	23,452
177	LG Innotek Co. Ltd.*	21,428
21,500	Luxshare Precision Industry Co. Ltd., Class A	112,659
5,100	Nippon Electric Glass Co. Ltd.	114,554
483	Samsung Electro-Mechanics Co. Ltd.*	52,207
800	Shimadzu Corp.	25,323
5,900	Sunny Optical Technology Group Co. Ltd.	102,147
1,400	Topcon Corp.	18,332
		1,022,468
	ENERGY EQUIPMENT & SERVICES - 0.3%
3,660	John Wood Group PLC	19,322
7,312	Petrofac Ltd.	37,090
304,400	Sapura Energy BHD	20,092
35,793	Subsea 7 SA	427,489
		503,993
	ENTERTAINMENT - 0.2%
103	Com2uS Corp.	9,575
2,072	CTS Eventim AG & Co. KGaA	130,362
1,200	Konami Holdings Corp.	49,524
62	NCSoft Corp.*	29,004
177	NetEase, Inc., ADR	54,275
200	Nintendo Co. Ltd.	80,920
		353,660
	EQUITY REAL ESTATE INVESTMENT - 1.1%
5,912	alstria office REIT-AG	111,157
5,068	British Land Co. PLC (The)	42,888
180,900	CapitaLand Mall Trust	330,952
23,000	Champion REIT	15,202
2,568	Goodman Group	24,135
10,522	GPT Group (The)	41,420
3	Kenedix Office Investment Corp., Class REIT	23,133
2,154	Merlin Properties Socimi SA	30,925
276,601	Scentre Group	744,692
190,200	Suntec Real Estate Investment Trust, Class REIT	260,267
24,116	Vicinity Centres	42,211
		1,666,982

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	FOOD & STAPLES RETAILING - 1.3%
79,600	Berli Jucker PCL, NVDR	$111,612
2,933	Bid Corp. Ltd.	69,261
1,174	Clicks Group Ltd.	21,542
93,400	CP ALL PCL, NVDR	225,286
82,374	J Sainsbury PLC	250,878
2,720	Magnit PJSC, GDR	32,790
11,800	Seven & i Holdings Co. Ltd.	434,648
3,200	Sundrug Co. Ltd.	116,457
49,000	Wal-Mart de Mexico SAB de CV	140,845
154,066	Wm Morrison Supermarkets PLC	407,790
5,191	Woolworths Group Ltd.	131,948
		1,943,057
	FOOD PRODUCTS - 1.5%
600	Calbee, Inc.	19,628
66,000	Dali Foods Group Co. Ltd. (a)	48,875
1,858	Easy Bio, Inc.*	8,009
1,500	Foshan Haitian Flavouring & Food Co. Ltd., Class A	23,151
42,000	JBS SA	269,371
700	Kewpie Corp.	15,800
600	MEIJI Holdings Co. Ltd.	40,746
15,240	Nestle SA	1,649,039
1,600	Nichirei Corp.	37,543
47	NongShim Co. Ltd.*	9,774
6,900	QL Resources BHD	13,714
21,000	Uni-President China Holdings Ltd.	22,046
5,000	Yihai International Holding Ltd.*	29,326
		2,187,022
	GAS UTILITIES - 0.2%
11,417	Italgas SpA	69,768
431	Korea Gas Corp.*	14,106
570	Rubis SCA	35,030
22,218	Snam SpA	116,868
14,000	Towngas China Co. Ltd.*	9,703
		245,475
	HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
7,267	Ansell Ltd.	148,295
771	Carl Zeiss Meditec AG	98,401
1,710	Cochlear Ltd.	270,136
406	Coloplast A/S, Class B	50,401
5,045	GN Store Nord A/S	237,434
1,064	Sartorius AG	227,880
800	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	20,891
10,868	Smith & Nephew PLC	263,832
416	Straumann Holding AG	408,289
		1,725,559
Shares/ Principal		Fair Value
	HEALTH CARE PROVIDERS & SERVICES - 0.1%
1,659	Amplifon SpA	$47,748
10,800	IHH Healthcare Bhd	14,442
387	Korian SA	18,210
300	Miraca Holdings, Inc.	7,406
632	Sonic Healthcare Ltd.	12,773
3,303	UDG Healthcare PLC	35,268
		135,847
	HEALTH CARE TECHNOLOGY - 0.1%
1,502	CompuGroup Medical SE	107,482
	HOTELS, RESTAURANTS & LEISURE - 2.0%
4,000	Alsea SAB de CV*	10,555
45,937	Aristocrat Leisure Ltd.	1,087,252
2,200	China International Travel Service Corp. Ltd., Class A	28,093
31,299	Compass Group PLC	783,657
3,281	Crown Resorts Ltd.	27,700
2,465	Domino's Pizza Enterprises Ltd.	90,728
2,080	Greggs PLC	63,321
8,070	Restaurant Brands International, Inc.	515,161
31,600	Sands China Ltd.	168,914
26,967	SSP Group PLC	232,209
9,032	Tabcorp Holdings Ltd.	28,761
		3,036,351
	HOUSEHOLD DURABLES - 0.2%
591	Berkeley Group Holdings PLC	38,042
2,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,452
1,387	LG Electronics, Inc.	86,474
1,400	Nikon Corp.	17,314
76,441	Taylor Wimpey PLC	195,847
		356,129
	HOUSEHOLD PRODUCTS - 0.3%
3,396	Henkel AG & Co. KGaA	351,467
1,374	Reckitt Benckiser Group PLC	111,561
		463,028
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY - 0.2%
15,100	B Grimm Power PCL	26,466
12,600	B Grimm Power PCL, NVDR	22,084
47,000	China Power International Development Ltd.	10,074
5,800	China Yangtze Power Co. Ltd., Class A	15,304
140,000	CK Power PCL, NVDR	23,182
124,000	Datang International Power Generation Co. Ltd., Class H	23,712
2,400	Electric Power Development Co. Ltd.	58,457

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY - 0.2% (Continued)
8,800	Gulf Energy Development PCL, NVDR	$48,769
3,400	Gulf Energy Development PCL	18,842
62,000	Huadian Power International Corp. Ltd., Class H	23,553
1,283	Uniper SE	42,499
		312,942
	INDUSTRIAL CONGLOMERATES - 1.0%
18,300	Alfa SAB de CV, Class A	15,176
66	CJ Corp.*	5,513
35,000	CK Hutchison Holdings Ltd.	333,748
1,919	DCC PLC	166,361
9,000	NWS Holdings Ltd.	12,613
535	Samsung C&T Corp.*	50,194
58,000	Shanghai Industrial Holdings Ltd.	111,656
4,244	Siemens AG	555,184
920	SM Investments Corp.	18,947
3,101	Smiths Group PLC	69,303
2,100	Toshiba Corp.	71,594
		1,410,289
	INSURANCE - 5.9%
158,464	Aegon NV	723,421
25,000	AIA Group Ltd.	262,455
5,510	Allianz Se	1,350,799
8,228	ASR Nederland NV	308,111
26,832	Aviva PLC	148,830
3,800	China Life Insurance Co. Ltd., Class A	19,023
89,000	China Life Insurance Co. Ltd., Class H	247,292
5,200	China Pacific Insurance Group Co. Ltd., Class A	28,248
202,000	China Reinsurance Group Corp., Class H	33,184
671	CNP Assurances	13,354
24,500	Dai-ichi Life Holdings, Inc.	409,517
4,188	Direct Line Insurance Group PLC	17,338
2,687	Great-West Lifeco, Inc.	68,918
1,794	Hanwha Life Insurance Co. Ltd.*	3,583
4,500	IRB Brasil Resseguros S/A	43,571
30,000	Japan Post Holdings Co. Ltd.	283,230
2,000	Japan Post Insurance Co. Ltd.	34,267
20,599	Manulife Financial Corp.	418,731
47,411	Momentum Metropolitan Holdings	74,048
11,900	MS&AD Insurance Group Holdings, Inc.	395,407
25,951	NN Group NV	985,177
29,706	Old Mutual Ltd.	41,765
163,000	People's Insurance Co. Group of China Ltd. (The), Class H	67,779
72,000	PICC Property & Casualty Co. Ltd., Class H	86,768
6,600	Ping An Insurance Group Co. of China Ltd., Class A	80,973
Shares/ Principal		Fair Value
	INSURANCE - 5.9% (Continued)
48,000	Ping An Insurance Group Co. of China Ltd., Class H	$567,366
2,029	Power Corp. of Canada	52,339
671	Power Financial Corp.	18,080
18,185	QBE Insurance Group Ltd.	164,647
4,555	Sampo OYJ, Class A	198,946
77	Samsung Fire & Marine Insurance Co. Ltd.*	16,213
300	Samsung Life Insurance Co. Ltd.*	19,326
25,363	Sanlam Ltd.	143,470
3,738	SCOR SE	157,011
1,387	Swiss Re AG	155,695
19,400	T&D Holdings, Inc.	249,027
449	Talanx AG	22,267
3,100	Tokio Marine Holdings, Inc.	174,547
2,424	Tryg A/S	71,915
1,334	Zurich Insurance Group AG	547,045
		8,703,683
	INTERACTIVE MEDIA & SERVICES - 2.1%
28,441	Auto Trader Group PLC (a)	224,029
783	Baidu, Inc., ADR*	98,971
3,285	carsales.com Ltd.	38,356
600	Dip Corp.	17,861
2,400	Kakaku.com, Inc.	61,681
264	Kakao Corp.	35,042
973	NAVER Corp.*	156,915
1,902	REA Group Ltd.	138,514
18,132	Rightmove PLC	152,193
42,700	Tencent Holdings Ltd.	2,058,333
28,500	Z Holdings Corp.	120,897
		3,102,792
	INTERNET & DIRECT MARKETING RETAIL - 2.9%
14,032	Alibaba Group Holding Ltd., ADR*	2,976,187
5,326	boohoo Group PLC*	21,018
23,144	JD.com, Inc., ADR*	815,363
11,848	Moneysupermarket.com Group PLC	51,890
2,805	Naspers Ltd., Class N	459,518
		4,323,976
	IT SERVICES - 1.5%
3,473	Amadeus IT Group SA, Class A	283,807
196	CANCOM SE	11,573
330	Capgemini SE	40,339
12,428	CGI, Inc.*	1,041,489
14,657	Computershare Ltd.	172,887
1,300	NEC Corp.	54,069
2,200	Nihon Unisys Ltd.	69,335
2,300	Nomura Research Institute Ltd.	49,481
5,700	NTT Data Corp.	76,944
156	Samsung SDS Co. Ltd.*	26,237

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	IT SERVICES - 1.5% (Continued)
500	SCSK Corp.	$26,087
755	Shopify, Inc., Class A*	300,603
31	Sopra Steria Group	4,993
259	TietoEVRY OYJ	8,059
500	TIS, Inc.	29,584
		2,195,487
	LEISURE PRODUCTS - 0.1%
620	BRP, Inc.	28,285
2,600	Sankyo Co. Ltd.	86,727
		115,012
	LIFE SCIENCES TOOLS & SERVICES - 0.1%
1,190	Sartorius Stedim Biotech	197,294
	MACHINERY - 2.7%
12,400	Amada Holdings Co. Ltd.	142,627
394	Bucher Industries AG	138,257
447	Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	10,765
5,302	Doosan Infracore Co. Ltd.*	25,445
1,219	FLSmidth & Co. A/S	48,599
1,893	GEA Group AG	62,642
730	Interpump Group SpA	23,141
15,300	JTEKT Corp.	183,164
700	Kawasaki Heavy Industries Ltd.	15,510
2,200	Komatsu Ltd.	53,484
16,494	Kone OYJ, Class B	1,079,026
688	Metso OYJ	27,169
4,100	Mitsubishi Heavy Industries Ltd.	160,265
4,900	NTN Corp.	15,556
281	Rational AG	226,158
44,700	Sany Heavy Industry Co. Ltd., Class A	109,412
269	Schindler Holding AG	68,392
13,500	Sinotruk Hong Kong Ltd.	28,796
200	SMC Corp.	92,551
1,100	Sumitomo Heavy Industries Ltd.	31,682
31,500	Techtronic Industries Co. Ltd.	256,914
2,187	Trelleborg AB, Class B	39,378
1,967	Valmet OYJ	47,162
64,230	Volvo AB, Class B	1,076,555
21,695	Weichai Power Co. Ltd., Class A	49,459
42,499	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	40,756
		4,052,865
	MARINE - 0.0%†
77,500	COSCO SHIPPING Holdings Co. Ltd., Class H*	31,430
	MEDIA - 0.7%
1,500	Dentsu Group, Inc.	52,105
1,300	Fuji Media Holdings, Inc.	18,613
Shares/ Principal		Fair Value
	MEDIA - 0.7% (Continued)
5,038	Lagardere SCA	$109,880
3,800	Megacable Holdings SAB de CV	15,583
3,328	MultiChoice Group*	27,726
1,300	Nippon Television Holdings, Inc.	17,489
11,967	Pearson PLC	100,985
4,672	Publicis Groupe SA	211,661
9,307	Quebecor, Inc., Class B	237,852
3,281	Schibsted ASA, Class A	99,058
424	Stroeer SE & Co. KGaA	34,291
5,500	Tokyo Broadcasting System Holdings, Inc.	94,438
2,685	WPP PLC	37,935
		1,057,616
	METALS & MINING - 2.5%
6,361	Acerinox SA*	71,724
44,200	Angang Steel Co. Ltd., Class H	18,379
2,242	Anglo American Platinum Ltd.	209,607
11,710	Anglo American PLC	333,995
1,303	Anglo American PLC	37,509
1,113	AngloGold Ashanti Ltd.	25,191
1,572	APERAM SA	50,308
33,956	BHP Group Ltd.	928,996
2,910	BHP Group PLC	68,496
25,600	China Zhongwang Holdings Ltd.	10,218
2,867	Franco-Nevada Corp.	296,461
14,300	Grupo Mexico SAB de CV	39,362
397	Hyundai Steel Co.*	10,797
10,800	JFE Holdings, Inc.	140,224
81,000	Jiangxi Copper Co. Ltd., Class H	111,440
15,500	Kobe Steel Ltd.	84,007
50	Korea Zinc Co. Ltd.*	18,375
200	Mitsubishi Materials Corp.	5,479
40,000	MMG Ltd.*	12,013
2,400	Nippon Steel Corp.	36,527
2,292	Northam Platinum Ltd.*	20,262
1,803	POSCO	368,723
3,609	Rio Tinto PLC	215,289
16,913	SSAB AB, Class A	59,352
8,648	Teck Resources Ltd., Class B	150,185
16,900	Vale SA	223,922
6,100	Wheaton Precious Metals Corp.	181,765
15,000	Zhaojin Mining Industry Co. Ltd., Class H	16,575
		3,745,181
	MULTILINE RETAIL - 0.2%
1,141	Dollarama, Inc.	39,270
12,500	Isetan Mitsukoshi Holdings Ltd.	113,181
500	Izumi Co. Ltd.	18,104
22,500	Lifestyle International Holdings Ltd.	25,816
4,800	Magazine Luiza SA	56,917
1,900	Takashimaya Co. Ltd.	21,470
8,448	Woolworths Holdings Ltd.	29,361
		304,119

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MULTI-UTILITIES - 0.7%
16,248	A2A SpA	$30,495
6,095	AGL Energy Ltd.	87,960
55,807	Centrica PLC	66,020
19,526	Engie SA	315,618
29,753	National Grid PLC	372,199
6,984	Veolia Environnement SA	185,875
		1,058,167
	OIL, GAS & CONSUMABLE FUELS - 4.7%
100,504	BP PLC	627,901
188,800	Bukit Asam TBK PT	36,176
103,000	China Coal Energy Co. Ltd., Class H	40,847
51,300	China Petroleum & Chemical Corp., Class A	37,633
536,000	China Petroleum & Chemical Corp., Class H	322,626
46,000	China Shenhua Energy Co. Ltd., Class H	96,111
317,000	CNOOC Ltd.	527,262
26,000	COSCO SHIPPING Energy Transportation Co. Ltd., Class H	12,280
78,823	Ecopetrol SA	79,628
502	Gaztransport Et Technigaz SA	48,122
880	Gibson Energy, Inc.	18,045
1,800	Inpex Corp.	18,824
119,900	JXTG Holdings, Inc.	549,328
603	Novatek PJSC, GDR	122,409
1,504	Parex Resources, Inc.*	28,010
3,494	Pembina Pipeline Corp.	129,683
418,000	PetroChina Co. Ltd., Class H	209,756
22,561	Petroleo Brasileiro SA	169,262
27,000	Petroleo Brasileiro SA	214,781
14,500	Petronas Dagangan BHD	81,885
17,900	PTT Exploration & Production PCL, NVDR	74,400
11,978	Repsol SA	187,293
37,502	Royal Dutch Shell PLC, Class A	1,110,365
21,418	Royal Dutch Shell PLC, Class B	635,424
270	SK Innovation Co. Ltd.	35,021
2,589	TC Energy Corp.	138,080
20,500	Thai Oil PCL, NVDR	47,736
22,966	TOTAL SA	1,268,343
10,700	Ultrapar Participacoes SA	67,774
55,800	United Tractors TBK PT	86,519
		7,021,524
	PAPER & FOREST PRODUCTS - 0.1%
26,300	Indah Kiat Pulp & Paper Corp. TBK PT	14,587
12,800	Oji Holdings Corp.	70,081
13,000	Pabrik Kertas Tjiwi Kimia Tbk PT	9,622
3,235	UPM-Kymmene OYJ	112,243
		206,533
Shares/ Principal		Fair Value
	PERSONAL PRODUCTS - 2.2%
318	Amorepacific Corp.*	$54,996
1,500	Fancl Corp.	40,193
5,000	Hengan International Group Co. Ltd.	35,614
7,600	Kao Corp.	631,148
85	LG Household & Health Care Ltd.*	92,685
4,053	L'Oreal SA	1,201,066
7,600	Pola Orbis Holdings, Inc.	182,806
9,698	Unilever NV	557,690
8,918	Unilever PLC	513,973
		3,310,171
	PHARMACEUTICALS - 6.9%
12,200	Astellas Pharma, Inc.	209,929
6,943	AstraZeneca PLC	699,672
2,020	Bausch Health Cos., Inc.*	60,549
3,538	Bayer AG	289,158
300	Changchun High & New Technology Industry Group, Inc., Class A	19,252
24,000	China Traditional Chinese Medicine Holdings Co. Ltd.	11,581
700	Chugai Pharmaceutical Co. Ltd.	64,928
53	Daewoong Pharmaceutical Co. Ltd.*	6,302
300	Daiichi Sankyo Co. Ltd.	19,953
2,024	Dechra Pharmaceuticals PLC	77,758
1,600	Eisai Co. Ltd.	120,786
56,321	GlaxoSmithKline PLC	1,327,334
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	40,966
2,786	H Lundbeck A/S	106,468
2,500	Hypera SA	22,180
14,186	Jiangsu Hengrui Medicine Co. Ltd., Class A	178,239
400	Kissei Pharmaceutical Co. Ltd.	11,484
16,500	Luye Pharma Group Ltd. (a)	12,367
3,267	Merck KGaA	386,340
19,664	Novartis AG	1,866,186
7,300	Otsuka Holdings Co. Ltd.	328,005
7,445	Roche Holding AG	2,414,137
4,767	Sanofi	479,553
3,800	Shionogi & Co. Ltd.	236,619
12,000	Sino Biopharmaceutical Ltd.	16,787
14,000	SSY Group Ltd.	11,338
21,000	Takeda Pharmaceutical Co. Ltd.	837,101
5,663	UCB SA	450,691
		10,305,663
	PROFESSIONAL SERVICES - 1.7%
28,161	ALS Ltd.	181,725
1,217	Bureau Veritas SA	31,775
30,052	Experian PLC	1,015,987
371	Intertek Group PLC	28,761
15,400	Recruit Holdings Co. Ltd.	580,857
8,813	RELX PLC	222,468

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	PROFESSIONAL SERVICES - 1.7% (Continued)
1,060	Teleperformance	$258,673
2,298	Wolters Kluwer NV	167,719
		2,487,965
	REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
26,849	Aroundtown SA	240,622
36,000	China Overseas Land & Investment Ltd.	140,224
23,500	CK Asset Holdings Ltd.	169,649
18,000	Country Garden Holdings Co. Ltd.	28,830
1,200	Daito Trust Construction Co. Ltd.	148,847
700	Daiwa House Industry Co. Ltd.	21,836
368	FirstService Corp.	34,307
2,489	Grand City Properties SA	59,734
10,500	Greentown China Holdings Ltd.	12,896
68,100	Hongkong Land Holdings Ltd.	391,575
5,000	Hysan Development Co. Ltd.	19,604
29,000	Kaisa Group Holdings Ltd.*	13,845
15,500	KWG Group Holdings Ltd.*	21,723
26,000	Logan Property Holdings Co. Ltd.	43,646
644	Nexity SA	32,371
608	PSP Swiss Property AG	83,884
38,000	Shenzhen Investment Ltd.	15,216
38,500	Shui On Land Ltd.	8,449
14,000	Sino Land Co. Ltd.	20,339
21,800	SM Prime Holdings, Inc.	18,122
2,500	Sun Hung Kai Properties Ltd.	38,277
7,000	Sunac China Holdings Ltd.	41,820
27,000	Swire Pacific Ltd., Class A	250,879
99,200	Swire Properties Ltd.	329,105
671	TAG Immobilien AG*	16,691
41,000	Wharf Holdings Ltd. (The)	104,292
21,000	Wharf Real Estate Investment Co. Ltd.	128,154
4,000	Wheelock & Co. Ltd.	26,669
60,000	Yuexiu Property Co. Ltd.	13,861
20,000	Yuzhou Properties Co. Ltd.	11,012
		2,486,479
	ROAD & RAIL - 0.5%
10,000	CAR, Inc.*	6,828
1,200	Central Japan Railway Co.	242,926
69	CJ Logistics Corp.*	9,248
2,700	East Japan Railway Co.	244,919
6,331	TFI International, Inc.	213,694
		717,615
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
2,300	Advantest Corp.	130,370
2,363	ASM International NV	265,645
1,231	ASML Holding NV	364,380
989	BE Semiconductor Industries NV	38,256
Shares/ Principal		Fair Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3% (Continued)
1,000	Gigadevice Semiconductor Beijing, Inc., Class A	$29,414
5,020	LONGi Green Energy Technology Co. Ltd., Class A	17,894
1,145	NXP Semiconductors NV	145,713
728	Seoul Semiconductor Co. Ltd.*	10,229
1,100	Shenzhen Goodix Technology Co. Ltd., Class A	32,578
2,143	SK Hynix, Inc.	174,375
2,800	Tokyo Electron Ltd.	616,425
400	Ulvac, Inc.	15,993
700	Will Semiconductor Ltd., Class A	14,411
		1,855,683
	SOFTWARE - 2.0%
669	Altium Ltd.	16,328
2,522	Dassault Systemes SE	414,875
432	Descartes Systems Group, Inc. (The)*	18,489
11,785	Open Text Corp.	520,022
8,551	SAP Se	1,154,891
3,780	SimCorp A/S	430,126
4,791	Software AG	167,253
1,600	TOTVS SA	25,674
3,300	Trend Micro, Inc.	170,048
712	WiseTech Global Ltd.	11,697
1,431	Xero Ltd.*	80,474
		3,009,877
	SPECIALTY RETAIL - 0.7%
145,200	Chow Tai Fook Jewellery Group Ltd.	138,831
447	Dufry AG*	44,324
1,000	Fast Retailing Co. Ltd.	598,114
26,700	Home Product Center PCL, NVDR	14,262
218	Hotel Shilla Co. Ltd.*	17,116
605	JB Hi-Fi Ltd.	16,020
1,594	JD Sports Fashion PLC	17,683
600	Nitori Holdings Co. Ltd.	95,100
11,000	Zhongsheng Group Holdings Ltd.	45,035
		986,485
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
10,700	Canon, Inc.	294,047
4,400	FUJIFILM Holdings Corp.	211,751
18,700	Konica Minolta, Inc.	122,688
11,300	Legend Holdings Corp., Class H (a)	25,640
98,000	Lenovo Group Ltd.	65,779
10,101	Logitech International SA	478,059
30,981	Samsung Electronics Co. Ltd.	1,494,868
4,018	Samsung Electronics Co. Ltd.	157,739
		2,850,571

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TEXTILES, APPAREL & LUXURY GOODS - 2.3%
1,291	adidas AG	$419,963
3,000	ANTA Sports Products Ltd.	26,855
827	Christian Dior SE	424,051
1,150	Cie Financiere Richemont SA	90,328
1,605	EssilorLuxottica SA	244,659
367	Fila Korea Ltd.*	16,820
174	Hermes International	130,119
391	Kering SA	256,843
30,500	Li Ning Co. Ltd.	91,400
3,345	LVMH Moet Hennessy Louis Vuitton SE	1,555,223
1,464	Puma SE	112,322
		3,368,583
	THRIFTS & MORTGAGE FINANCE - 0.1%
10,997	Deutsche Pfandbriefbank AG (a)	179,731
	TOBACCO - 0.7%
16,986	British American Tobacco PLC	727,159
28,200	Gudang Garam TBK PT	107,661
700	Imperial Brands PLC	17,331
5,600	Japan Tobacco, Inc.	125,346
		977,497
	TRADING COMPANIES & DISTRIBUTORS - 0.6%
5,219	Ashtead Group PLC	166,901
16,976	Barloworld Ltd.	136,854
322	Bunzl PLC	8,809
4,000	ITOCHU Corp.	93,287
17,800	Marubeni Corp.	132,769
2,700	Mitsubishi Corp.	72,050
432	Posco International Corp.*	6,967
21,330	Rexel SA	283,604
5,000	Sojitz Corp.	16,195
1,200	Sumitomo Corp.	17,932
		935,368
	TRANSPORTATION INFRASTRUCTURE - 0.2%
501	Aena SME SA (a)	95,885
449	Flughafen Zurich AG	81,932
1,800	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	13,493
3,500	Mitsubishi Logistics Corp.	91,691
1,900	Shanghai International Airport Co. Ltd., Class A	21,480
9,500	Shenzhen International Holdings Ltd.	20,873
		325,354
	WATER UTILITIES - 0.1%
2,997	Severn Trent PLC	99,852
Shares/ Principal		Fair Value
	WIRELESS TELECOMMUNICATION SERVICES - 1.7%
5,600	Advanced Info Service PCL, NVDR	$39,821
532,300	America Movil SAB de CV	425,637
32,000	China Mobile Ltd.	269,001
4,146	Freenet AG	95,125
15,400	KDDI Corp.	460,972
3,291	Mobile TeleSystems PJSC, ADR	33,404
200	NTT DOCOMO, Inc.	5,591
9,965	Rogers Communications, Inc., Class B	495,503
354,200	Vodafone Group PLC	688,637
		2,513,691
	TOTAL COMMON STOCKS (Cost - $127,480,156)	134,871,513
	EXCHANGE TRADED FUNDS - 6.0%
	EQUITY FUNDS - 6.0%
106,335	iShares MSCI India ETF	3,737,675
104,838	iShares MSCI Taiwan ETF	4,311,987
31,919	iShares MSCI Turkey ETF	864,686
	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,942,516)	8,914,348
	RIGHTS - 0.0%†
21,763	Repsol SA, expires 2/7/20 (Cost - $10,277)*	10,333
	SHORT-TERM INVESTMENTS - 0.4%
	MONEY MARKET FUNDS - 0.4%
633,626	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (b) (Cost - $633,626)	633,626
	TOTAL INVESTMENTS - 97.2% (Cost - $136,066,575)	$144,429,820
	OTHER ASSETS LESS LIABILITIES - NET 2.8%	4,160,090
	TOTAL NET ASSETS - 100.0%	$148,589,910

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $1,462,990 or 1.0% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

BHD - Bahraini Dinar

CVA - Certificate Van Aandelen (Bearer)

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index Future	Goldman Sachs & Co.	33	3/20/2020	$1,381,315	$(2,840)
FTSE 100 Index Future	HSBC Securities, Inc.	5	3/20/2020	496,715	2,550
MSCI Emerging Market Index Future	Goldman Sachs & Co.	13	3/20/2020	728,130	13,940
Nikkei Index Future	UBS Securities LLC	10	3/12/2020	1,077,755	635
S&P/TSX 60 Index Future	RBC Capital Markets LLC	2	3/19/2020	312,288	121
SPI 200 Index Future	JP Morgan Securities LLC	2	3/19/2020	232,079	(6,362)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$8,044
See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio underperformed its reference benchmark, the Russell Midcap® Growth Index. The Portfolio posted a return of 32.68% compared to a benchmark return of 35.47%, a difference of -279 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Relative Portfolio performance was challenged for the trailing 1-year period, with the bulk of the underperformance coming in the second half of the year. One of the primary drivers of underperformance was the Portfolio's Sentiment insights. Though these investment signals were additive through the first half of the year, they struggled in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based insights. Cross-market Sentiment insights also struggled throughout much of the year. From a sector standpoint, the Portfolio's Sentiment- based insights were least effective in select cyclical sectors, specifically the financials and communication services sectors.

Insights evaluating company fundamentals further detracted throughout the year. Value insights were especially challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. In the final months of the year, investor mentality shifted as they began to seek out pockets of relative value, leading to a slight performance improvement for this group of signals. Despite the modest rebound in performance late in the year, in aggregate, the Portfolio's relative Value insights were some of the most significant detractors from relative returns for the year. In contrast, the Portfolio's Quality insights were broadly mixed, with select insights adding meaningfully to relative returns and providing stability to performance among fundamental signals. Stronger performance among the Portfolio's Quality insights was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

The Portfolio's macro thematic insights further detracted from relative returns throughout the year. After experiencing mixed results through the first half of the year, select industry timing insights struggled during the second half of the year. Of note, while the Portfolio targets a relatively sector- and industry-neutral approach, a modest underweight position in the semiconductors and semiconductors equipment industry was a drag on relative performance, as the industry outperformed the broader market in 2019. In a similar vein, being poorly positioned in the banking and the media industries led to further performance challenges over the course of the year.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the communication services and industrials sectors and slight underweight positions in the information technology and consumer discretionary sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	November 1, 2017	32.68%	14.13%	0.66%	0.63%
Class II	November 1, 2017	32.48%	13.90%	0.91%	0.88%
Russell Midcap® Growth Index (Total Return)		35.47%	14.68%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.8%
Short-Term Investments	1.1%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 98.8%
	AEROSPACE & DEFENSE - 2.8%
332	Curtiss-Wright Corp.	$46,775
8,749	HEICO Corp.	998,698
9,718	HEICO Corp., Class A	870,053
14,406	Hexcel Corp.	1,056,104
1,903	L3Harris Technologies, Inc.	376,547
856	Lockheed Martin Corp.	333,309
1,835	Teledyne Technologies, Inc.*	635,901
1,763	TransDigm Group, Inc.	987,280
		5,304,667
	AIR FREIGHT & LOGISTICS - 0.3%
1,456	C.H. Robinson Worldwide, Inc.	113,859
5,025	Expeditors International of Washington, Inc.	392,051
302	XPO Logistics, Inc.*	24,069
		529,979
	AIRLINES - 0.5%
8,050	Alaska Air Group, Inc.	545,388
4,346	United Airlines Holdings, Inc.*	382,839
		928,227
	AUTO COMPONENTS - 0.0%†
2,329	Goodyear Tire & Rubber Co. (The)	36,228
	BANKS - 0.4%
12,025	CIT Group, Inc.	548,701
442	East West Bancorp, Inc.	21,525
88	SVB Financial Group*	22,091
2,644	Synovus Financial Corp.	103,645
		695,962
	BEVERAGES - 0.2%
591	Brown-Forman Corp., Class A	37,097
5,349	Brown-Forman Corp., Class B	361,592
		398,689
	BIOTECHNOLOGY - 4.5%
685	Alexion Pharmaceuticals, Inc.*	74,083
1,705	Alnylam Pharmaceuticals, Inc.*	196,365
9,764	BioMarin Pharmaceutical, Inc.*	825,546
4,468	Exact Sciences Corp.*	413,200
21,934	Exelixis, Inc.*	386,477
24,448	Gilead Sciences, Inc.	1,588,631
18,047	Incyte Corp.*	1,575,864
13,385	Ionis Pharmaceuticals, Inc.*	808,588
2,225	Moderna, Inc.*	43,521
5,233	Neurocrine Biosciences, Inc.*	562,495
1,044	Regeneron Pharmaceuticals, Inc.*	392,001
959	Sarepta Therapeutics, Inc.*	123,749
Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 4.5% (Continued)
7,235	Seattle Genetics, Inc.*	$826,671
2,983	United Therapeutics Corp.*	262,743
2,866	Vertex Pharmaceuticals, Inc.*	627,511
		8,707,445
	BUILDING PRODUCTS - 1.6%
20,963	Allegion PLC	2,610,732
1,418	Lennox International, Inc.	345,950
4,466	Resideo Technologies, Inc.*	53,279
		3,009,961
	CAPITAL MARKETS - 3.2%
1,282	Affiliated Managers Group, Inc.	108,637
2,694	Charles Schwab Corp. (The)	128,127
6,456	Evercore, Inc., Class A	482,650
5,971	FactSet Research Systems, Inc.	1,602,019
1,010	Interactive Brokers Group, Inc., Class A	47,086
4,487	LPL Financial Holdings, Inc.	413,926
1,708	MarketAxess Holdings, Inc.	647,520
2,660	Morningstar, Inc.	402,485
3,829	MSCI, Inc.	988,571
1,871	S&P Global, Inc.	510,876
8,125	SEI Investments Co.	532,025
869	Stifel Financial Corp.	52,705
1,431	T Rowe Price Group, Inc.	174,353
1,944	TD Ameritrade Holding Corp.	96,617
		6,187,597
	CHEMICALS - 0.5%
4,233	CF Industries Holdings, Inc.	202,083
4,920	Mosaic Co. (The)	106,469
5,353	Scotts Miracle-Gro Co. (The)	568,382
		876,934
	COMMERCIAL SERVICES & SUPPLIES - 1.7%
6,712	Cintas Corp.	1,806,065
14,276	Copart, Inc.*	1,298,259
3,579	IAA, Inc.*	168,428
		3,272,752
	COMMUNICATIONS EQUIPMENT - 1.2%
2,087	Arista Networks, Inc.*	424,496
6,371	Ciena Corp.*	271,978
2,622	F5 Networks, Inc.*	366,162
7,771	Motorola Solutions, Inc.	1,252,219
		2,314,855
	CONSTRUCTION & ENGINEERING - 0.2%
5,357	Fluor Corp.	101,140
5,834	MasTec, Inc.*	374,310
		475,450

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CONSTRUCTION MATERIALS - 0.9%
2,028	Martin Marietta Materials, Inc.	$567,110
7,908	Vulcan Materials Co.	1,138,673
		1,705,783
	CONSUMER FINANCE - 0.2%
5,307	Ally Financial, Inc.	162,182
592	Credit Acceptance Corp.*	261,859
1,000	Green Dot Corp., Class A*	23,300
		447,341
	CONTAINERS & PACKAGING - 0.6%
1,837	AptarGroup, Inc.	212,394
1,754	Avery Dennison Corp.	229,458
9,928	Ball Corp.	642,044
1,821	Westrock Co.	78,139
		1,162,035
	DISTRIBUTORS - 0.4%
3,883	Pool Corp.	824,671
	DIVERSIFIED CONSUMER SERVICES - 0.8%
5,616	Bright Horizons Family Solutions, Inc.*	844,029
26,577	H&R Block, Inc.	624,028
		1,468,057
	ELECTRICAL EQUIPMENT - 2.0%
16,247	AMETEK, Inc.	1,620,476
7,707	Hubbell, Inc.	1,139,248
5,261	Rockwell Automation, Inc.	1,066,247
		3,825,971
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
1,005	Avnet, Inc.	42,652
21,087	CDW Corp.	3,012,067
1,470	Cognex Corp.	82,379
11,334	Keysight Technologies, Inc.*	1,163,208
21,406	National Instruments Corp.	906,330
3,540	Zebra Technologies Corp., Class A*	904,258
		6,110,894
	ENERGY EQUIPMENT & SERVICES - 0.0%†
2,265	Patterson-UTI Energy, Inc.	23,782
	ENTERTAINMENT - 2.1%
1,058	Cinemark Holdings, Inc.	35,813
12,149	Live Nation Entertainment, Inc.*	868,289
2,456	Roku, Inc.*	328,858
7,380	Spotify Technology SA*	1,103,679
7,750	Take-Two Interactive Software, Inc.*	948,833
136,569	Zynga, Inc., Class A*	835,802
		4,121,274
Shares/ Principal		Fair Value
	EQUITY REAL ESTATE INVESTMENT - 2.1%
3,371	Extra Space Storage, Inc.	$356,045
16,571	Lamar Advertising Co., Class A	1,479,128
8,945	Outfront Media, Inc.	239,905
7,386	Park Hotels & Resorts, Inc.	191,076
6,163	SBA Communications Corp.	1,485,221
3,939	UDR, Inc.	183,951
		3,935,326
	FOOD & STAPLES RETAILING - 0.1%
402	Costco Wholesale Corp.	118,156
2,181	Performance Food Group Co.*	112,278
		230,434
	FOOD PRODUCTS - 1.6%
16,609	Hershey Co. (The)	2,441,191
3,425	McCormick & Co., Inc.	581,325
		3,022,516
	HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
2,638	ABIOMED, Inc.*	450,017
3,837	Align Technology, Inc.*	1,070,677
7,237	DexCom, Inc.*	1,583,021
1,315	Edwards Lifesciences Corp.*	306,776
718	Envista Holdings Corp.*	21,282
2,329	Hill-Rom Holdings, Inc.	264,411
34,258	Hologic, Inc.*	1,788,610
9,303	IDEXX Laboratories, Inc.*	2,429,293
4,091	Insulet Corp.*	700,379
6,837	Masimo Corp.*	1,080,656
2,574	Penumbra, Inc.*	422,831
2,859	ResMed, Inc.	443,059
22,169	SmileDirectClub, Inc.*	193,757
533	STERIS PLC	81,240
795	Stryker Corp.	166,902
3,726	Varian Medical Systems, Inc.*	529,129
1,441	West Pharmaceutical Services, Inc.	216,626
		11,748,666
	HEALTH CARE PROVIDERS & SERVICES - 2.3%
14,680	AmerisourceBergen Corp.	1,248,094
339	Anthem, Inc.	102,388
18,945	Centene Corp.*	1,191,072
1,741	Chemed Corp.	764,752
1,298	McKesson Corp.	179,539
2,753	WellCare Health Plans, Inc.*	909,068
		4,394,913
	HEALTH CARE TECHNOLOGY - 0.9%
12,795	Veeva Systems, Inc., Class A*	1,799,745

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HOTELS, RESTAURANTS & LEISURE - 4.6%
7,325	Boyd Gaming Corp.	$219,311
1,873	Chipotle Mexican Grill, Inc.*	1,567,907
19,601	Choice Hotels International, Inc.	2,027,331
16,689	Darden Restaurants, Inc.	1,819,268
1,894	Domino's Pizza, Inc.	556,419
10,846	Dunkin' Brands Group, Inc.	819,307
4,836	Extended Stay America, Inc.	71,863
13,190	Penn National Gaming, Inc.*	337,136
2,618	Texas Roadhouse, Inc.	147,446
2,758	Vail Resorts, Inc.	661,451
3,777	Wynn Resorts Ltd.	524,512
2,392	Yum China Holdings, Inc.	114,840
		8,866,791
	HOUSEHOLD DURABLES - 0.7%
7,356	DR Horton, Inc.	388,029
10,399	Lennar Corp., Class A	580,160
3,978	Tempur Sealy International, Inc.*	346,325
		1,314,514
	HOUSEHOLD PRODUCTS - 1.0%
28,080	Church & Dwight Co., Inc.	1,975,147
	INDUSTRIAL CONGLOMERATES - 0.4%
4,200	Carlisle Cos., Inc.	679,728
	INSURANCE - 0.9%
9,191	Arthur J Gallagher & Co.	875,259
12,188	Brown & Brown, Inc.	481,182
493	Erie Indemnity Co., Class A	81,838
4,638	First American Financial Corp.	270,488
		1,708,767
	INTERACTIVE MEDIA & SERVICES - 1.4%
1,136	Cargurus, Inc.*	39,965
2,753	Match Group, Inc.*	226,049
4,985	Pinterest, Inc., Class A*	92,920
21,177	TripAdvisor, Inc.	643,357
49,906	Twitter, Inc.*	1,599,487
2,932	Yelp, Inc.*	102,122
		2,703,900
	INTERNET & DIRECT MARKETING RETAIL - 0.6%
9,330	Etsy, Inc.*	413,319
3,445	Expedia Group, Inc.	372,542
8,534	Qurate Retail, Inc.*	71,942
3,745	Wayfair, Inc., Class A*	338,436
		1,196,239
	IT SERVICES - 10.9%
3,231	Akamai Technologies, Inc.*	279,094
2,067	Automatic Data Processing, Inc.	352,424
Shares/ Principal		Fair Value
	IT SERVICES - 10.9% (Continued)
911	Booz Allen Hamilton Holding Corp.	$64,799
18,465	Broadridge Financial Solutions, Inc.	2,281,166
1,110	EPAM Systems, Inc.*	235,498
182	Euronet Worldwide, Inc.*	28,676
29,415	Fiserv, Inc.*	3,401,256
1,128	FleetCor Technologies, Inc.*	324,548
3,318	Genpact Ltd.	139,920
13,718	Global Payments, Inc.	2,504,358
21,727	GoDaddy, Inc., Class A*	1,475,698
11,496	Jack Henry & Associates, Inc.	1,674,622
4,047	Mastercard, Inc., Class A	1,208,394
2,510	Okta, Inc.*	289,579
43,463	Paychex, Inc.	3,696,963
23,775	Square, Inc., Class A*	1,487,364
3,939	Twilio, Inc., Class A*	387,125
5,730	VeriSign, Inc.*	1,104,056
		20,935,540
	LEISURE PRODUCTS - 0.1%
2,118	Hasbro, Inc.	223,682
414	Polaris, Inc.	42,104
		265,786
	LIFE SCIENCES TOOLS & SERVICES - 1.2%
244	Bio-Techne Corp.	53,561
2,002	Bruker Corp.	102,042
267	IQVIA Holdings, Inc.*	41,254
1,398	Mettler-Toledo International, Inc.*	1,109,005
4,716	PRA Health Sciences, Inc.*	524,183
1,906	Waters Corp.*	445,337
		2,275,382
	MACHINERY - 3.9%
655	AGCO Corp.	50,599
12,274	Allison Transmission Holdings, Inc.	593,079
11,475	Graco, Inc.	596,700
7,286	IDEX Corp.	1,253,192
13,228	Ingersoll-Rand PLC	1,758,266
7,212	Oshkosh Corp.	682,616
16,040	PACCAR, Inc.	1,268,764
3,018	Woodward, Inc.	357,452
10,595	Xylem, Inc.	834,780
		7,395,448
	MEDIA - 2.0%
18,323	Altice USA, Inc., Class A*	500,951
10,794	AMC Networks, Inc., Class A*	426,363
31,454	Interpublic Group of Cos., Inc. (The)	726,587
302	Omnicom Group, Inc.	24,468
5,181	Sinclair Broadcast Group, Inc., Class A	172,735
252,788	Sirius XM Holdings, Inc.	1,807,434
4,458	ViacomCBS, Inc., Class B	187,102
		3,845,640

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	METALS & MINING - 0.2%
14,963	Alcoa Corp.*	$321,854
414	Reliance Steel & Aluminum Co.	49,581
702	Royal Gold, Inc.	85,819
		457,254
	MULTILINE RETAIL - 1.8%
20,612	Dollar General Corp.	3,215,060
3,934	Nordstrom, Inc.	161,018
		3,376,078
	OIL, GAS & CONSUMABLE FUELS - 0.6%
11,038	Cabot Oil & Gas Corp.	192,172
14,783	Continental Resources, Inc.	507,057
15,906	Marathon Oil Corp.	216,003
3,228	Marathon Petroleum Corp.	194,487
		1,109,719
	PAPER & FOREST PRODUCTS - 0.2%
11,319	Domtar Corp.	432,839
	PERSONAL PRODUCTS - 0.2%
1,564	Estee Lauder Cos., Inc. (The), Class A	323,029
	PHARMACEUTICALS - 0.5%
5,369	Jazz Pharmaceuticals PLC*	801,485
7,903	Mylan NV*	158,850
		960,335
	PROFESSIONAL SERVICES - 3.1%
2,506	CoStar Group, Inc.*	1,499,340
15,282	IHS Markit Ltd.*	1,151,499
25,469	Robert Half International, Inc.	1,608,367
9,870	TransUnion	844,971
5,202	Verisk Analytics, Inc.	776,866
		5,881,043
	ROAD & RAIL - 0.8%
10,309	Landstar System, Inc.	1,173,886
1,817	Lyft, Inc., Class A*	78,167
1,511	Old Dominion Freight Line, Inc.	286,758
		1,538,811
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
57,874	Advanced Micro Devices, Inc.*	2,654,102
2,205	Applied Materials, Inc.	134,593
5,418	Cirrus Logic, Inc.*	446,497
6,922	Entegris, Inc.	346,723
3,917	KLA Corp.	697,892
13,826	Lam Research Corp.	4,042,722
5,158	Maxim Integrated Products, Inc.	317,269
672	Monolithic Power Systems, Inc.	119,629
504	Skyworks Solutions, Inc.	60,924
10,739	Teradyne, Inc.	732,292
Shares/ Principal		Fair Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7% (Continued)
2,742	Universal Display Corp.	$565,044
8,301	Xilinx, Inc.	811,589
		10,929,276
	SOFTWARE - 10.8%
2,180	ANSYS, Inc.*	561,154
5,381	Atlassian Corp. PLC, Class A*	647,550
2,085	Avalara, Inc.*	152,726
24,850	Cadence Design Systems, Inc.*	1,723,596
7,151	Cloudflare, Inc., Class A*	121,996
2,713	Coupa Software, Inc.*	396,776
10,389	DocuSign, Inc.*	769,929
27,599	Dropbox, Inc., Class A*	494,298
3,162	Elastic NV*	203,317
1,483	Fair Isaac Corp.*	555,650
11,614	Fortinet, Inc.*	1,239,911
2,305	HubSpot, Inc.*	365,342
3,163	Intuit, Inc.	828,485
13,308	Manhattan Associates, Inc.*	1,061,313
2,572	New Relic, Inc.*	169,006
9,844	Nutanix, Inc., Class A*	307,723
5,457	Palo Alto Networks, Inc.*	1,261,931
4,817	Paycom Software, Inc.*	1,275,349
12,404	Paylocity Holding Corp.*	1,498,651
3,320	Pluralsight, Inc., Class A*	57,137
3,029	Proofpoint, Inc.*	347,669
2,367	RealPage, Inc.*	127,226
5,562	RingCentral, Inc., Class A*	938,143
3,517	ServiceNow, Inc.*	992,919
6,083	Splunk, Inc.*	911,051
11,590	SS&C Technologies Holdings, Inc.	711,626
9,420	Synopsys, Inc.*	1,311,264
11,509	Teradata Corp.*	308,096
2,409	Trade Desk, Inc. (The), Class A*	625,810
2,619	Workday, Inc., Class A*	430,695
2,858	Zendesk, Inc.*	219,009
2,162	Zscaler, Inc.*	100,533
		20,715,881
	SPECIALTY RETAIL - 3.4%
811	AutoNation, Inc.*	39,439
1,534	AutoZone, Inc.*	1,827,469
2,613	Burlington Stores, Inc.*	595,842
5,529	CarMax, Inc.*	484,727
4,869	O'Reilly Automotive, Inc.*	2,133,888
9,165	Tractor Supply Co.	856,378
2,340	Ulta Beauty, Inc.*	592,348
		6,530,091

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
1,055	Dell Technologies, Inc., Class C*	$54,217
4,746	NCR Corp.*	166,869
18,457	NetApp, Inc.	1,148,948
17,661	Pure Storage, Inc., Class A*	302,180
		1,672,214
	TEXTILES, APPAREL & LUXURY GOODS - 1.4%
9,702	Lululemon Athletica, Inc.*	2,247,662
992	Ralph Lauren Corp.	116,282
3,231	Skechers U.S.A., Inc., Class A*	139,547
5,496	Under Armour, Inc., Class A*	118,714
7,615	Under Armour, Inc., Class C*	146,056
		2,768,261
	THRIFTS & MORTGAGE FINANCE - 0.1%
493	LendingTree, Inc.*	149,596
	TRADING COMPANIES & DISTRIBUTORS - 0.7%
3,972	GATX Corp.	329,080
898	United Rentals, Inc.*	149,759
2,549	WW Grainger, Inc.	862,888
		1,341,727
Shares/ Principal		Fair Value
	WIRELESS TELECOMMUNICATION SERVICES - 0.3%
9,981	Telephone & Data Systems, Inc.	$253,817
9,565	United States Cellular Corp.*	346,540
		600,357
	TOTAL COMMON STOCKS (Cost - $157,576,085)	189,509,547
	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUNDS - 1.1%
2,099,513	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $2,099,513)	2,099,513
	TOTAL INVESTMENTS - 99.9% (Cost - $159,675,598)	$191,609,060
	OTHER ASSETS LESS LIABILITIES - NET 0.1%	125,654
	TOTAL NET ASSETS - 100.0%	$191,734,714

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
S&P 500 E-Mini Future	UBS Securities LLC	14	3/20/2020	$2,261,770	$35,430

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined Small Cap Growth Portfolio outperformed its reference benchmark, the Russell 2000® Index. The Portfolio posted a return of 30.46% compared to a benchmark return of 25.52%, a difference of 494 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Relative performance over the trailing 1-year period was very strong, as the Portfolio outperformed its benchmark in all four quarters. Encouragingly, performance across both fundamental-based and Sentiment insights was tremendously additive throughout the year. Among insights evaluating company fundamentals, the Portfolio's Quality insights were especially positive, which was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty. Of note, conducting machine learned text analysis of company news filings was particularly additive. Evaluating companies on a series of long-term sustainability measures and identifying companies with attractive dividend growth trends were both beneficial as well, as they provided an alternative lens into company quality. Elsewhere, Value insights were broadly flat for the year. These signals detracted modestly early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. However, performance of Value insights rebounded slightly towards the end of the year, as investor mentality shifted and they began to seek out areas of relative value.

Despite an increase in market volatility caused by a series of inflection points, the Portfolio's investment insights were able to successfully capture the sentiment of informed market participants, as the Portfolio's Sentiment insights further bolstered relative returns. Among Sentiment insights, using machine learned text analysis of company conference calls to identify management sentiment as well as to identify trends in longer-term company fundamentals was particularly beneficial. The Portfolios' Sentiment- based insights were most effective in the industrials and energy sectors. The Portfolio's macro thematic insights contributed modestly throughout the year. A signal measuring sensitivity to changes in foreign exchange rates was slightly positive, while the Portfolio's industry timing signals were generally mixed.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the information technology and consumer discretionary sectors and slight underweight positions in the financials and industrials sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Class I	November 1, 2017	30.46%	9.07%	0.70%	0.63%
Class II	November 1, 2017	30.17%	8.82%	0.95%	0.88%
Russell 2000® Index (Total Return)		25.52%	6.77%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell 2000® Index (Total Return) measures the performance of the small-capitalization sector of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.2%
Short-Term Investments	1.7%
Rights	0.0%†
Warrants	0.0%†
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

†  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 98.2%
	AEROSPACE & DEFENSE - 0.8%
454	AAR Corp.	$20,475
433	Aerojet Rocketdyne Holdings, Inc.	19,771
178	Axon Enterprise, Inc.*	13,044
353	Curtiss-Wright Corp.	49,734
331	Mercury Systems, Inc.*	22,876
207	Moog, Inc., Class A	17,663
178	Parsons Corp.*	7,348
		150,911
	AIR FREIGHT & LOGISTICS - 0.3%
245	Atlas Air Worldwide Holdings, Inc.*	6,755
810	Hub Group, Inc., Class A*	41,545
		48,300
	AIRLINES - 0.4%
225	SkyWest, Inc.	14,542
1,378	Spirit Airlines, Inc.*	55,547
		70,089
	AUTO COMPONENTS - 1.2%
866	Adient PLC	18,402
1,150	American Axle & Manufacturing Holdings, Inc.	12,374
348	Cooper-Standard Holdings, Inc.*	11,540
2,773	Dana, Inc.	50,468
259	Fox Factory Holding Corp.*	18,019
414	LCI Industries	44,352
486	Standard Motor Products, Inc.	25,865
1,530	Tenneco, Inc., Class A	20,043
309	Visteon Corp.	26,756
		227,819
	BANKS - 8.8%
371	Ameris Bancorp	15,782
2,194	Bancorp, Inc. (The)*	28,456
1,637	Bank of Commerce Holdings	18,940
342	BankFinancial Corp.	4,473
261	Banner Corp.	14,770
2,038	Boston Private Financial Holdings, Inc.	24,517
2,030	Cadence BanCorp	36,804
879	Capital City Bank Group, Inc.	26,809
329	Carolina Financial Corp.	14,223
2,833	Cathay General Bancorp	107,796
451	CenterState Bank Corp.	11,266
2,652	Community Bankers Trust Corp.	23,550
329	Enterprise Bancorp, Inc.	11,143
3,140	First Commonwealth Financial Corp.	45,561
312	First Community Corp.	6,742
401	First Financial Bankshares, Inc.	14,075
2,277	First Financial Northwest, Inc.	34,018
388	First Horizon National Corp.	6,425
Shares/ Principal		Fair Value
	BANKS - 8.8% (Continued)
321	First Merchants Corp.	$13,350
48	First Savings Financial Group, Inc.	3,221
120	First United Corp.	2,891
1,332	Glacier Bancorp, Inc.	61,259
269	Hancock Whitney Corp.	11,804
1,960	HBT Financial, Inc.*	37,220
1,449	Heritage Commerce Corp.	18,591
2,097	Home BancShares, Inc.	41,227
340	IBERIABANK Corp.	25,442
1,667	Independent Bank Corp.	37,758
1,176	Independent Bank Group, Inc.	65,197
1,710	Investors Bancorp, Inc.	20,375
740	Lakeland Bancorp, Inc.	12,861
1,375	Lakeland Financial Corp.	67,279
1,089	Macatawa Bank Corp.	12,121
455	MidWestOne Financial Group, Inc.	16,485
567	National Bank Holdings Corp., Class A	19,970
756	Opus Bank	19,558
3,616	Pacific Mercantile Bancorp	29,362
218	Preferred Bank	13,100
352	Renasant Corp.	12,468
510	Republic Bancorp, Inc., Class A	23,868
4,613	Republic First Bancorp, Inc.*	19,282
2,046	Sandy Spring Bancorp, Inc.	77,502
1,093	Sierra Bancorp	31,828
1,126	SmartFinancial, Inc.	26,630
719	South Plains Financial, Inc.	15,006
622	South State Corp.	53,958
279	Southern First Bancshares, Inc.*	11,855
766	Synovus Financial Corp.	30,027
75	TriCo Bancshares	3,061
3,801	TriState Capital Holdings, Inc.*	99,282
3,187	United Community Banks, Inc.	98,415
1,170	Univest Financial Corp.	31,333
347	WesBanco, Inc.	13,113
1,154	West Bancorporation, Inc.	29,577
1,068	Wintrust Financial Corp.	75,721
		1,627,347
	BEVERAGES - 0.2%
75	Boston Beer Co., Inc. (The), Class A*	28,339
	BIOTECHNOLOGY - 7.6%
1,378	ACADIA Pharmaceuticals, Inc.*	58,951
229	Acceleron Pharma, Inc.*	12,142
1,186	Achillion Pharmaceuticals, Inc.*	7,152
2,241	Acorda Therapeutics, Inc.*	4,572
4,852	Agenus, Inc.*	19,748
777	Aimmune Therapeutics, Inc.*	26,006
2,123	Akebia Therapeutics, Inc.*	13,417
350	Allogene Therapeutics, Inc.*	9,093

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 7.6% (Continued)
807	AMAG Pharmaceuticals, Inc.*	$9,821
875	Amicus Therapeutics, Inc.*	8,522
327	AnaptysBio, Inc.*	5,314
292	Apellis Pharmaceuticals, Inc.*	8,941
6,159	Aptinyx, Inc.*	21,064
2,236	Arcus Biosciences, Inc.*	22,584
323	Arena Pharmaceuticals, Inc.*	14,671
825	Arrowhead Pharmaceuticals, Inc.*	52,330
510	Assembly Biosciences, Inc.*	10,435
298	Atara Biotherapeutics, Inc.*	4,908
5,026	Athersys, Inc.*	6,182
252	Audentes Therapeutics, Inc.*	15,080
226	Biohaven Pharmaceutical Holding Co. Ltd.*	12,303
152	Blueprint Medicines Corp.*	12,177
1,099	Calithera Biosciences, Inc.*	6,275
1,062	ChemoCentryx, Inc.*	42,002
4,959	Chimerix, Inc.*	10,067
1,167	Coherus Biosciences, Inc.*	21,012
3,354	Corvus Pharmaceuticals, Inc.*	18,246
905	CytomX Therapeutics, Inc.*	7,521
332	Deciphera Pharmaceuticals, Inc.*	20,664
375	Denali Therapeutics, Inc.*	6,532
190	Eagle Pharmaceuticals, Inc.*	11,415
313	Editas Medicine, Inc.*	9,268
510	Emergent BioSolutions, Inc.*	27,514
209	Enanta Pharmaceuticals, Inc.*	12,912
798	Epizyme, Inc.*	19,631
272	Esperion Therapeutics, Inc.*	16,219
395	Exact Sciences Corp.*	36,530
656	Fate Therapeutics, Inc.*	12,838
1,032	FibroGen, Inc.*	44,262
216	Five Prime Therapeutics, Inc.*	991
631	Global Blood Therapeutics, Inc.*	50,158
1,255	Gossamer Bio, Inc.*	19,616
821	Halozyme Therapeutics, Inc.*	14,556
642	Heron Therapeutics, Inc.*	15,087
2,168	Immunomedics, Inc.*	45,875
1,527	Insmed, Inc.*	36,465
865	Intellia Therapeutics, Inc.*	12,690
388	Intercept Pharmaceuticals, Inc.*	48,081
2,227	Intrexon Corp.*	12,204
1,568	Invitae Corp.*	25,292
899	Iovance Biotherapeutics, Inc.*	24,884
1,900	Ironwood Pharmaceuticals, Inc.*	25,289
269	Ligand Pharmaceuticals, Inc.	28,054
354	MacroGenics, Inc.*	3,851
659	Medicines Co. (The)*	55,975
200	Mirati Therapeutics, Inc.*	25,772
462	Myriad Genetics, Inc.*	12,580
689	Natera, Inc.*	23,212
3,563	Nymox Pharmaceutical Corp.*	7,839
Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 7.6% (Continued)
7,845	OPKO Health, Inc.*	$11,532
302	Portola Pharmaceuticals, Inc.*	7,212
165	Puma Biotechnology, Inc.*	1,444
179	Ra Pharmaceuticals, Inc.*	8,400
951	Radius Health, Inc.*	19,172
382	REGENXBIO, Inc.*	15,651
1,213	Retrophin, Inc.*	17,225
6	Sage Therapeutics, Inc.*	433
1,095	Sangamo Therapeutics, Inc.*	9,165
185	Sarepta Therapeutics, Inc.*	23,872
3,816	Seres Therapeutics, Inc.*	13,165
474	Spectrum Pharmaceuticals, Inc.	1,725
941	Ultragenyx Pharmaceutical, Inc.*	40,190
858	Vanda Pharmaceuticals, Inc.*	14,080
946	Veracyte, Inc.*	26,412
661	Xencor, Inc.*	22,732
2,433	ZIOPHARM Oncology, Inc.*	11,484
		1,410,686
	BUILDING PRODUCTS - 1.2%
2,392	Builders FirstSource, Inc.*	60,781
303	Continental Building Products, Inc.*	11,038
538	Griffon Corp.	10,938
100	Masonite International Corp.*	7,221
631	Quanex Building Products Corp.	10,777
794	Trex Co., Inc.*	71,365
1,164	Universal Forest Products, Inc.	55,523
		227,643
	CAPITAL MARKETS - 1.9%
674	Ares Management Corp., Class A	24,055
1,959	Brightsphere Investment Group, Inc.	20,021
545	Cohen & Steers, Inc.	34,204
1,895	Donnelley Financial Solutions, Inc.*	19,841
86	Evercore, Inc., Class A	6,429
402	Federated Investors, Inc., Class B	13,101
371	Focus Financial Partners, Inc., Class A*	10,934
473	Hamilton Lane, Inc., Class A	28,191
1,036	Ladenburg Thalmann Financial Services, Inc.	3,605
4,921	Medley Management, Inc., Class A	14,566
1,106	Moelis & Co., Class A	35,304
368	Piper Sandler Cos.	29,418
802	Silvercrest Asset Management Group, Inc., Class A	10,089
951	Stifel Financial Corp.	57,678
282	Virtus Investment Partners, Inc.	34,325
297	Westwood Holdings Group, Inc.	8,797
		350,558
	CHEMICALS - 1.5%
490	AdvanSix, Inc.*	9,780
721	Ferro Corp.	10,693

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CHEMICALS - 1.5% (Continued)
714	HB Fuller Co.	$36,821
211	Ingevity Corp.*	18,437
599	Innospec, Inc.	61,961
460	Koppers Holdings, Inc.	17,581
2,108	PolyOne Corp.	77,553
418	Stepan Co.	42,820
106	Trinseo SA	3,944
		279,590
	COMMERCIAL SERVICES & SUPPLIES - 2.2%
1,340	ACCO Brands Corp.	12,542
726	CECO Environmental Corp.	5,561
393	Harsco Corp.	9,043
1,671	Healthcare Services Group, Inc.	40,639
2,204	Interface, Inc.	36,564
1,019	Kimball International, Inc., Class B	21,063
1,175	McGrath RentCorp	89,934
1,866	Mobile Mini, Inc.	70,740
308	MSA Safety, Inc.	38,919
690	SP Plus Corp.*	29,277
1,001	Steelcase, Inc., Class A	20,480
291	Tetra Tech, Inc.	25,073
169	Viad Corp.	11,408
		411,243
	COMMUNICATIONS EQUIPMENT - 1.1%
988	Calix, Inc.*	7,904
1,605	Ciena Corp.*	68,517
1,770	Extreme Networks, Inc.*	13,045
1,123	Infinera Corp.*	8,917
376	Lumentum Holdings, Inc.*	29,817
1,239	TESSCO Technologies, Inc.	13,902
176	Ubiquiti, Inc.	33,260
378	ViaSat, Inc.*	27,668
		203,030
	CONSTRUCTION & ENGINEERING - 1.4%
1,153	Comfort Systems USA, Inc.	57,477
996	Dycom Industries, Inc.*	46,961
545	EMCOR Group, Inc.	47,034
906	MasTec, Inc.*	58,129
694	MYR Group, Inc.*	22,617
973	Primoris Services Corp.	21,640
		253,858
	CONSTRUCTION MATERIALS - 0.3%
2,171	Summit Materials, Inc., Class A*	51,887
	CONSUMER FINANCE - 0.5%
982	Enova International, Inc.*	23,627
537	FirstCash, Inc.	43,298
Shares/ Principal		Fair Value
	CONSUMER FINANCE - 0.5% (Continued)
930	Green Dot Corp., Class A*	$21,669
666	LendingClub Corp.*	8,405
		96,999
	CONTAINERS & PACKAGING - 0.1%
417	Greif, Inc., Class A	18,431
	DISTRIBUTORS - 0.1%
881	Core-Mark Holding Co., Inc.	23,954
	DIVERSIFIED CONSUMER SERVICES - 0.9%
1,179	Carriage Services, Inc.	30,182
1,066	Chegg, Inc.*	40,412
176	Grand Canyon Education, Inc.*	16,859
694	K12, Inc.*	14,123
1,318	OneSpaWorld Holdings Ltd.	22,195
262	Strategic Education, Inc.	41,632
		165,403
	DIVERSIFIED TELECOMMUNICATION - 0.6%
749	Cogent Communications Holdings, Inc.	49,292
1,334	Consolidated Communications Holdings, Inc.	5,176
956	Iridium Communications, Inc.*	23,556
958	Ooma, Inc.*	12,674
1,506	Vonage Holdings Corp.*	11,159
		101,857
	ELECTRIC UTILITIES - 1.3%
1,656	IDACORP, Inc.	176,861
1,131	PNM Resources, Inc.	57,353
		234,214
	ELECTRICAL EQUIPMENT - 0.6%
311	Atkore International Group, Inc.*	12,583
767	Generac Holdings, Inc.	77,153
3,848	LSI Industries, Inc.	23,280
		113,016
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.9%
266	Anixter International, Inc.	24,499
548	Arlo Technologies, Inc.*	2,307
5,787	Daktronics, Inc.	35,243
228	ePlus, Inc.	19,218
335	Fabrinet	21,721
1,949	Fitbit, Inc., Class A*	12,805
240	II-VI, Inc.*	8,081
507	Insight Enterprises, Inc.*	35,637
147	Littelfuse, Inc.	28,121
951	OSI Systems, Inc.*	95,804
716	PC Connection, Inc.	35,556
1,374	Sanmina Corp.*	47,046

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.9% (Continued)
1,915	ScanSource, Inc.*	$70,759
465	SYNNEX Corp.	59,892
317	Tech Data Corp.*	45,521
		542,210
	ENERGY EQUIPMENT & SERVICES - 1.3%
2,783	Archrock, Inc.	27,941
394	Basic Energy Services, Inc.*	104
273	Dril-Quip, Inc.*	12,806
949	Exterran Corp.*	7,431
19,138	Forum Energy Technologies, Inc.*	32,152
1,688	FTS International, Inc.*	1,756
190	KLX Energy Services Holdings, Inc.*	1,224
1,097	Matrix Service Co.*	25,099
1,631	Natural Gas Services Group, Inc.*	19,996
1,057	NexTier Oilfield Solutions, Inc.*	7,082
2,230	Oceaneering International, Inc.	33,249
1,382	Oil States International, Inc.*	22,540
2	Parker Drilling Co.*	45
1,654	ProPetro Holding Corp.*	18,608
499	Superior Energy Services, Inc.	2,500
2,699	TETRA Technologies, Inc.*	5,290
510	US Silica Holdings, Inc.	3,137
2,253	Valaris PLC	14,780
		235,740
	ENTERTAINMENT - 0.4%
1,272	IMAX Corp.*	25,987
771	Marcus Corp. (The)	24,494
286	World Wrestling Entertainment, Inc., Class A	18,553
		69,034
	EQUITY REAL ESTATE INVESTMENT - 7.7%
1,676	Acadia Realty Trust	43,459
1,724	Armada Hoffler Properties, Inc.	31,635
3,401	Cedar Realty Trust, Inc.	10,033
1,010	Chatham Lodging Trust	18,523
1,868	City Office REIT, Inc.	25,255
1,061	CoreCivic, Inc.	18,440
2,359	CorePoint Lodging, Inc.	25,194
920	Cousins Properties, Inc.	37,904
4,618	DiamondRock Hospitality Co.	51,168
2,451	Easterly Government Properties, Inc.	58,162
1,020	EastGroup Properties, Inc.	135,323
5,139	First Industrial Realty Trust, Inc.	213,320
2,442	Four Corners Property Trust, Inc.	68,840
1,374	Franklin Street Properties Corp.	11,762
326	GEO Group, Inc. (The)	5,415
4,089	Hersha Hospitality Trust	59,495
1,612	National Storage Affiliates Trust	54,195
1,026	NexPoint Residential Trust, Inc.	46,170
Shares/ Principal		Fair Value
	EQUITY REAL ESTATE INVESTMENT - 7.7% (Continued)
926	QTS Realty Trust, Inc., Class A	$50,254
1,391	Rexford Industrial Realty, Inc.	63,527
5,792	RLJ Lodging Trust	102,634
556	Ryman Hospitality Properties, Inc.	48,183
322	STAG Industrial, Inc.	10,166
9,442	Summit Hotel Properties, Inc.	116,514
1,954	Sunstone Hotel Investors, Inc.	27,200
1,263	Terreno Realty Corp.	68,379
1,519	Xenia Hotels & Resorts, Inc.	32,826
		1,433,976
	FOOD & STAPLES RETAILING - 0.7%
539	BJ's Wholesale Club Holdings, Inc.*	12,257
109	Chefs' Warehouse, Inc. (The)*	4,154
2,071	Performance Food Group Co.*	106,615
223	Weis Markets, Inc.	9,029
		132,055
	FOOD PRODUCTS - 1.5%
294	Alico, Inc.	10,534
706	Calavo Growers, Inc.	63,957
526	Freshpet, Inc.*	31,081
2,526	Hostess Brands, Inc.*	36,728
227	J&J Snack Foods Corp.	41,829
417	John B. Sanfilippo & Son, Inc.	38,064
382	Seneca Foods Corp., Class A*	15,582
1,146	Simply Good Foods Co. (The)*	32,707
		270,482
	GAS UTILITIES - 0.6%
144	Chesapeake Utilities Corp.	13,799
1,025	New Jersey Resources Corp.	45,684
778	Southwest Gas Holdings, Inc.	59,105
		118,588
	HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
3,283	Accuray, Inc.*	9,258
1,266	AtriCure, Inc.*	41,158
352	Cantel Medical Corp.	24,957
410	Cardiovascular Systems, Inc.*	19,922
382	CONMED Corp.	42,719
882	Globus Medical, Inc., Class A*	51,932
34	Haemonetics Corp.*	3,907
215	ICU Medical, Inc.*	40,231
306	Inogen, Inc.*	20,909
131	Insulet Corp.*	22,427
157	Integer Holdings Corp.*	12,627
489	iRhythm Technologies, Inc.*	33,296
152	LivaNova PLC*	11,465
205	Masimo Corp.	32,402
580	Merit Medical Systems, Inc.*	18,108

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HEALTH CARE EQUIPMENT & SUPPLIES - 3.1% (Continued)
263	Neogen Corp.*	$17,163
283	Nevro Corp.*	33,264
704	Novocure Ltd.*	59,326
146	NuVasive, Inc.*	11,292
139	Penumbra, Inc.*	22,833
1,995	RTI Surgical Holdings, Inc.*	5,466
991	SeaSpine Holdings Corp.*	11,902
1,990	SmileDirectClub, Inc.*	17,393
264	Tandem Diabetes Care, Inc.*	15,737
		579,694
	HEALTH CARE PROVIDERS & SERVICES - 2.7%
575	AMN Healthcare Services, Inc.*	35,828
122	Chemed Corp.	53,590
383	CorVel Corp.*	33,459
617	Encompass Health Corp.	42,740
703	Ensign Group, Inc. (The)	31,895
2,668	Enzo Biochem, Inc.*	7,017
799	HealthEquity, Inc.*	59,182
490	LHC Group, Inc.*	67,502
137	Magellan Health, Inc.*	10,720
161	Molina Healthcare, Inc.*	21,846
282	National Research Corp.	18,595
1,252	Owens & Minor, Inc.	6,473
1,841	Patterson Cos., Inc.	37,704
351	Pennant Group, Inc. (The)*	11,608
991	Select Medical Holdings Corp.	23,130
410	Tenet Healthcare Corp.*	15,592
216	Tivity Health, Inc.*	4,394
205	US Physical Therapy, Inc.	23,442
		504,717
	HEALTH CARE TECHNOLOGY - 1.5%
2,129	Allscripts Healthcare Solutions, Inc.	20,896
2,717	Castlight Health, Inc., Class B*	3,614
2,300	Evolent Health, Inc., Class A*	20,815
843	HMS Holdings Corp.*	24,953
1,442	Inovalon Holdings, Inc., Class A*	27,138
369	Inspire Medical Systems, Inc.*	27,384
595	Omnicell, Inc.*	48,623
1,715	Phreesia, Inc.*	45,688
656	Teladoc Health, Inc.*	54,920
382	Vocera Communications, Inc.*	7,930
		281,961
	HOTELS, RESTAURANTS & LEISURE - 2.7%
652	BJ's Restaurants, Inc.	24,750
1,098	Bloomin' Brands, Inc.	24,233
713	Boyd Gaming Corp.	21,347
566	Brinker International, Inc.	23,772
1,018	Caesars Entertainment Corp.*	13,845
Shares/ Principal		Fair Value
	HOTELS, RESTAURANTS & LEISURE - 2.7% (Continued)
2,114	Century Casinos, Inc.*	$16,743
742	Cheesecake Factory, Inc. (The)	28,834
381	Churchill Downs, Inc.	52,273
423	Denny's Corp.*	8,409
473	Eldorado Resorts, Inc.*	28,210
310	Marriott Vacations Worldwide Corp.	39,915
1,055	Penn National Gaming, Inc.*	26,966
447	Planet Fitness, Inc., Class A, Class A	33,382
426	Target Hospitality Corp.*	2,130
2,119	Texas Roadhouse, Inc.	119,342
439	Wingstop, Inc.	37,855
		502,006
	HOUSEHOLD DURABLES - 1.9%
2,486	Bassett Furniture Industries, Inc.	41,467
1,085	Beazer Homes USA, Inc.	15,331
927	CSS Industries, Inc.	4,088
2,043	GoPro, Inc., Class A*	8,867
2,554	Green Brick Partners, Inc.*	29,320
64	Helen of Troy Ltd.*	11,507
303	Hooker Furniture Corp.	7,784
319	iRobot Corp.*	16,151
2,233	MDC Holdings, Inc.	85,211
1,185	Meritage Homes Corp.	72,415
385	TopBuild Corp.*	39,686
1,328	TRI Pointe Group, Inc.*	20,690
277	William Lyon Homes, Class A*	5,534
		358,051
	HOUSEHOLD PRODUCTS - 0.2%
244	Central Garden & Pet Co.*	7,581
85	Central Garden & Pet Co., Class A*	2,496
295	Spectrum Brands Holdings, Inc.	18,965
		29,042
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.3%
594	Clearway Energy, Inc., Class A	11,357
2,134	TerraForm Power, Inc., Class A	32,842
760	Vistra Energy Corp.	17,473
		61,672
	INDUSTRIAL CONGLOMERATES - 0.1%
366	Raven Industries, Inc.	12,612
	INSURANCE - 1.9%
178	American National Insurance Co.	20,947
2,723	CNO Financial Group, Inc.	49,368
143	eHealth, Inc.*	13,739
1,120	Employers Holdings, Inc.	46,760
332	FBL Financial Group, Inc., Class A	19,565
4,435	Genworth Financial, Inc., Class A	19,514
See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	INSURANCE - 1.9% (Continued)
710	Global Indemnity Ltd.	$21,037
1,272	Greenlight Capital Re Ltd., Class A*	12,860
455	HCI Group, Inc.	20,771
539	Horace Mann Educators Corp.	23,533
124	Kemper Corp.	9,610
212	Kinsale Capital Group, Inc.	21,552
1,003	National General Holdings Corp.	22,166
1,150	Protective Insurance Corp., Class B	18,503
564	United Fire Group, Inc.	24,664
		344,589
	INTERACTIVE MEDIA & SERVICES - 0.5%
188	Care.com, Inc.*	2,826
607	Cargurus, Inc.*	21,354
930	Cars.com, Inc.*	11,365
1,247	QuinStreet, Inc.*	19,091
1,115	TrueCar, Inc.*	5,296
1,048	Yelp, Inc.*	36,502
		96,434
	INTERNET & DIRECT MARKETING RETAIL - 0.3%
640	1-800-Flowers.com, Inc., Class A*	9,280
189	Etsy, Inc.*	8,373
3,134	Groupon, Inc.*	7,490
271	Grubhub, Inc.*	13,181
419	Stitch Fix, Inc., Class A*	10,752
		49,076
	IT SERVICES - 1.9%
619	CSG Systems International, Inc.	32,052
364	EPAM Systems, Inc.*	77,226
333	Fastly, Inc., Class A*	6,683
877	GreenSky, Inc., Class A*	7,805
911	Hackett Group, Inc. (The)	14,703
7,981	Information Services Group, Inc.	20,192
706	International Money Express, Inc.*	8,500
885	LiveRamp Holdings, Inc.	42,542
794	ManTech International Corp., Class A	63,425
542	NIC, Inc.	12,114
323	Perficient, Inc.*	14,880
906	Perspecta, Inc.	23,955
132	Science Applications International Corp.	11,487
511	Virtusa Corp.*	23,164
		358,728
	LEISURE PRODUCTS - 0.2%
484	Malibu Boats, Inc., Class A*	19,820
623	MasterCraft Boat Holdings, Inc.	9,812
		29,632
Shares/ Principal		Fair Value
	LIFE SCIENCES TOOLS & SERVICES - 1.2%
275	10X Genomics, Inc., Class A*	$20,969
170	Adaptive Biotechnologies Corp.*	5,086
506	Luminex Corp.	11,719
483	Medpace Holdings, Inc.*	40,601
725	NanoString Technologies, Inc.*	20,169
1,030	NeoGenomics, Inc.*	30,128
225	PRA Health Sciences, Inc.*	25,009
209	Repligen Corp.*	19,333
674	Syneos Health, Inc.*	40,086
		213,100
	MACHINERY - 3.2%
254	Albany International Corp., Class A	19,284
383	Altra Industrial Motion Corp.	13,868
1,139	Blue Bird Corp.*	26,106
1,081	Briggs & Stratton Corp.	7,199
311	EnPro Industries, Inc.	20,800
816	ESCO Technologies, Inc.	75,480
1,422	Evoqua Water Technologies Corp.*	26,947
588	Greenbrier Cos., Inc. (The)	19,069
969	Hillenbrand, Inc.	32,277
142	John Bean Technologies Corp.	15,998
453	LB Foster Co., Class A	8,779
1,114	Meritor, Inc.	29,176
392	Miller Industries, Inc.	14,555
458	Navistar International Corp.	13,255
128	Proto Labs, Inc.*	12,998
2,479	Rexnord Corp.*	80,865
288	Standex International Corp.	22,853
505	Wabash National Corp.	7,418
1,020	Watts Water Technologies, Inc., Class A	101,755
443	Woodward, Inc.	52,469
		601,151
	MEDIA - 1.0%
1,456	Entercom Communications Corp., Class A	6,756
4,818	Entravision Communications Corp., Class A	12,623
1,573	Gray Television, Inc.	33,725
1,221	iHeartMedia, Inc., Class A*	20,635
865	Liberty Latin America Ltd., Class C*	16,833
1,116	MSG Networks, Inc., Class A*	19,418
190	Nexstar Media Group, Inc., Class A, Class A	22,278
239	Sinclair Broadcast Group, Inc., Class A	7,968
942	TechTarget, Inc.*	24,586
140	TEGNA, Inc.	2,337
1,903	Townsquare Media, Inc., Class A	18,973
		186,132
	METALS & MINING - 1.3%
322	Carpenter Technology Corp.	16,029
1,759	Cleveland-Cliffs, Inc.	14,776
2,260	Coeur Mining, Inc.	18,261

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	METALS & MINING - 1.3% (Continued)
1,471	Hecla Mining Co.	$4,987
429	Kaiser Aluminum Corp.	47,572
472	Materion Corp.	28,060
2,495	Ryerson Holding Corp.*	29,516
991	Schnitzer Steel Industries, Inc., Class A	21,485
1,162	SunCoke Energy, Inc.	7,239
2,897	TimkenSteel Corp.	22,770
545	Worthington Industries, Inc.	22,988
		233,683
	MORTGAGE REAL ESTATE INVESTMENT - 0.8%
937	Ares Commercial Real Estate Corp.	14,842
750	Ellington Financial, Inc.	13,747
634	Great Ajax Corp.	9,390
4,354	Invesco Mortgage Capital, Inc.	72,494
590	Ladder Capital Corp.	10,644
1,498	TPG RE Finance Trust, Inc.	30,364
		151,481
	MULTILINE RETAIL - 0.2%
405	Big Lots, Inc.	11,632
347	Ollie's Bargain Outlet Holdings, Inc.*	22,662
		34,294
	MULTI-UTILITIES - 0.5%
582	Avista Corp.	27,989
906	Black Hills Corp.	71,157
		99,146
	OIL, GAS & CONSUMABLE FUELS - 1.9%
109	Arch Coal, Inc., Class A	7,820
1,039	Brigham Minerals, Inc., Class A	22,276
913	Callon Petroleum Co.*	4,410
2,758	CNX Resources Corp.	24,408
462	CVR Energy, Inc.	18,679
550	Delek US Holdings, Inc.	18,442
3,248	Denbury Resources, Inc.	4,580
5,122	Evolution Petroleum Corp.	28,017
2,377	Gulfport Energy Corp.*	7,226
11,335	Laredo Petroleum, Inc.*	32,531
1,933	Matador Resources Co.*	34,736
5,808	Nordic American Tankers Ltd.	28,575
4,899	Oasis Petroleum, Inc.*	15,971
342	PDC Energy, Inc.*	8,950
1,002	Peabody Energy Corp.	9,138
107	Penn Virginia Corp.*	3,247
649	Renewable Energy Group, Inc.*	17,491
808	Scorpio Tankers, Inc.	31,787
3,497	Southwestern Energy Co.	8,463
2,109	SRC Energy, Inc.*	8,689
519	Talos Energy, Inc.*	15,648
		351,084
Shares/ Principal		Fair Value
	PAPER & FOREST PRODUCTS - 0.4%
1,250	Boise Cascade Co.	$45,662
380	Louisiana-Pacific Corp.	11,275
278	Schweitzer-Mauduit International, Inc.	11,673
		68,610
	PERSONAL PRODUCTS - 0.2%
44	Medifast, Inc.	4,822
801	Natural Health Trends Corp.	4,309
395	USANA Health Sciences, Inc.*	31,027
		40,158
	PHARMACEUTICALS - 2.2%
391	Aerie Pharmaceuticals, Inc.*	9,450
2,804	Amneal Pharmaceuticals, Inc.*	13,515
866	Catalent, Inc.*	48,756
1,331	Corcept Therapeutics, Inc.*	16,105
1,507	Dermira, Inc.*	22,846
798	Endo International PLC*	3,743
1,057	Horizon Therapeutics PLC*	38,263
628	Intersect ENT, Inc.*	15,637
789	Intra-Cellular Therapies, Inc.*	27,071
82	Mallinckrodt PLC*	286
215	MyoKardia, Inc.*	15,670
406	Nektar Therapeutics*	8,764
1,287	NGM Biopharmaceuticals, Inc.*	23,797
263	Pacira BioSciences, Inc.*	11,914
987	Phibro Animal Health Corp., Class A	24,507
1,491	Prestige Consumer Healthcare, Inc.*	60,386
205	Reata Pharmaceuticals, Inc., Class A*	41,908
247	Supernus Pharmaceuticals, Inc.*	5,859
636	Theravance Biopharma, Inc.*	16,466
207	Zogenix, Inc.*	10,791
		415,734
	PROFESSIONAL SERVICES - 1.9%
1,065	ASGN, Inc.*	75,583
640	CRA International, Inc.	34,861
125	Forrester Research, Inc.	5,213
88	FTI Consulting, Inc.*	9,738
1,963	InnerWorkings, Inc.*	10,816
981	Insperity, Inc.	84,405
1,894	Kforce, Inc.	75,192
495	Korn Ferry	20,988
814	Mistras Group, Inc.*	11,616
392	TriNet Group, Inc.*	22,191
		350,603
	REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
842	RE/MAX Holdings, Inc., Class A	32,409
664	RMR Group, Inc. (The), Class A	30,305
		62,714

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ROAD & RAIL - 0.8%
2,485	Covenant Transportation Group, Inc., Class A*	$32,119
588	Knight-Swift Transportation Holdings, Inc.	21,074
2,720	Marten Transport Ltd.	58,453
96	Saia, Inc.*	8,939
361	Universal Logistics Holdings, Inc.	6,844
561	Werner Enterprises, Inc.	20,415
		147,844
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
433	Advanced Energy Industries, Inc.*	30,830
510	Alpha & Omega Semiconductor Ltd.*	6,946
807	Ambarella, Inc.*	48,872
5,062	Amkor Technology, Inc.*	65,806
558	Brooks Automation, Inc.	23,414
218	Cabot Microelectronics Corp.	31,462
1,309	Cirrus Logic, Inc.*	107,875
233	Cohu, Inc.	5,324
657	Diodes, Inc.*	37,035
317	Enphase Energy, Inc.*	8,283
1,824	FormFactor, Inc.*	47,369
327	Inphi Corp.*	24,205
488	Lattice Semiconductor Corp.*	9,340
150	Power Integrations, Inc.	14,836
372	Semtech Corp.*	19,679
87	Silicon Laboratories, Inc.*	10,090
448	Synaptics, Inc.*	29,465
858	Ultra Clean Holdings, Inc.*	20,137
		540,968
	SOFTWARE - 5.1%
3,124	A10 Networks, Inc.*	21,462
550	Alarm.com Holdings, Inc.*	23,634
177	Appfolio, Inc., Class A*	19,461
206	Avalara, Inc.*	15,090
3,235	Benefitfocus, Inc.*	70,976
112	Bill.com Holdings, Inc.*	4,262
253	Blackline, Inc.*	13,045
582	Bottomline Technologies DE, Inc.*	31,195
942	Box, Inc., Class A*	15,807
3,085	Cloudera, Inc.*	35,879
641	Cloudflare, Inc., Class A*	10,935
771	CommVault Systems, Inc.*	34,417
699	Cornerstone OnDemand, Inc.*	40,926
210	Coupa Software, Inc.*	30,713
126	Fair Isaac Corp.	47,210
577	Five9, Inc.*	37,840
738	LivePerson, Inc.*	27,306
293	Medallia, Inc.*	9,115
64	MicroStrategy, Inc., Class A*	9,128
173	Model N, Inc.*	6,067
Shares/ Principal		Fair Value
	SOFTWARE - 5.1% (Continued)
366	New Relic, Inc.*	$24,050
648	Nutanix, Inc., Class A*	20,256
611	Paylocity Holding Corp.*	73,821
788	Progress Software Corp.	32,741
305	Proofpoint, Inc.*	35,008
424	PROS Holdings, Inc.*	25,406
450	Q2 Holdings, Inc.*	36,486
332	Qualys, Inc.*	27,679
651	Rapid7, Inc.*	36,469
233	RingCentral, Inc., Class A*	39,300
614	SPS Commerce, Inc.*	34,028
520	SVMK, Inc.*	9,292
357	Workiva, Inc.*	15,012
1,001	Yext, Inc.*	14,434
164	Zendesk, Inc.*	12,567
190	Zscaler, Inc.*	8,835
		949,852
	SPECIALTY RETAIL - 2.3%
409	Aaron's, Inc.	23,358
1,907	American Eagle Outfitters, Inc.	28,033
277	America's Car-Mart, Inc.*	30,376
675	Asbury Automotive Group, Inc.	75,458
1,746	Bed Bath & Beyond, Inc.	30,206
655	Cato Corp. (The), Class A	11,397
856	Citi Trends, Inc.	19,791
671	Designer Brands, Inc., Class A	10,562
200	Five Below, Inc.*	25,572
366	Lithia Motors, Inc., Class A	53,802
121	Murphy USA, Inc.*	14,157
759	National Vision Holdings, Inc.*	24,614
49	RH*	10,461
544	Signet Jewelers Ltd.	11,827
1,171	Sonic Automotive, Inc., Class A	36,301
621	Zumiez, Inc.*	21,449
		427,364
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
1,135	Pure Storage, Inc., Class A*	19,420
	TEXTILES, APPAREL & LUXURY GOODS - 1.4%
318	Columbia Sportswear Co.	31,860
1,383	Crocs, Inc.*	57,934
208	Deckers Outdoor Corp.*	35,123
815	G-III Apparel Group Ltd.*	27,303
415	Oxford Industries, Inc.	31,299
573	Steven Madden Ltd.	24,645
1,352	Wolverine World Wide, Inc.	45,616
		253,780

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	THRIFTS & MORTGAGE FINANCE - 2.6%
1,534	Essent Group Ltd.	$79,753
312	Federal Agricultural Mortgage Corp., Class C	26,052
1,068	First Defiance Financial Corp.	33,631
24	Hingham Institution for Savings	5,045
31	LendingTree, Inc.	9,407
745	Merchants Bancorp	14,684
1,688	Meridian Bancorp, Inc.	33,912
1,160	MGIC Investment Corp.	16,437
325	NMI Holdings, Inc., Class A*	10,783
1,849	OceanFirst Financial Corp.	47,223
1,861	Radian Group, Inc.	46,823
4,554	Riverview Bancorp, Inc.	37,388
1,721	United Community Financial Corp.	20,067
191	Walker & Dunlop, Inc.	12,354
1,891	Washington Federal, Inc.	69,305
321	WSFS Financial Corp.	14,121
		476,985
	TOBACCO - 0.2%
2,440	Vector Group Ltd.	32,672
	TRADING COMPANIES & DISTRIBUTORS - 2.0%
1,338	Applied Industrial Technologies, Inc.	89,231
638	Beacon Roofing Supply, Inc.*	20,403
1,364	BMC Stock Holdings, Inc.*	39,133
426	DXP Enterprises, Inc.*	16,959
1,733	Foundation Building Materials, Inc.*	33,534
167	GATX Corp.	13,836
866	GMS, Inc.*	23,451
856	H&E Equipment Services, Inc.	28,616
452	Herc Holdings, Inc.*	22,121
227	Lawson Products, Inc.	11,827
696	Rush Enterprises, Inc., Class A	32,364
219	SiteOne Landscape Supply, Inc.*	19,852
457	Systemax, Inc.	11,498
90	Univar Solutions, Inc.*	2,182
		365,007
Shares/ Principal		Fair Value
	WATER UTILITIES - 0.2%
442	SJW Group	$31,409
	WIRELESS TELECOMMUNICATION SERVICES - 0.1%
926	Boingo Wireless, Inc.*	10,140
	TOTAL COMMON STOCKS (Cost - $16,667,007)	18,168,804
	RIGHTS - 0.0%†
638	Alder BioPharmaceuticals CVR (Cost - $561)*	561
	WARRANTS - 0.0%†
20	Parker Drilling Co., expires 9/16/24 (Cost - $0)*	0
	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUNDS - 1.7%
320,648	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $320,648)	320,648
	TOTAL INVESTMENTS - 99.9% (Cost - $16,988,216)	$18,490,013
	OTHER ASSETS LESS LIABILITIES - NET 0.1%	13,956
	TOTAL NET ASSETS - 100.0%	$18,503,969

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
E-Mini Russell 2000 Future	UBS Securities LLC	4	3/20/2020	$334,120	$5,092

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined U.S. Core Portfolio underperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 29.41% compared to a benchmark return of 31.49%, a difference of -208 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

After performing generally in line with the benchmark over the first half of the year, relative Portfolio performance was challenged during the second half of the year. This underperformance was primarily driven by the Portfolio's Sentiment insights. Though these investment signals were additive through the first half of the year, they struggled significantly in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based insights. Cross-market Sentiment insights also struggled throughout much of the year. From a sector standpoint, the Portfolio's Sentiment- based insights were least effective in select cyclical sectors, specifically the financials and communication services sectors.

Insights evaluating company fundamentals detracted modestly in aggregate over the trailing 1-year period. However, these signals provided some stability to Portfolio performance during the second half of the year, after struggling throughout the first half of the year. Value insights were challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Investor mentality shifted throughout the year, and performance of Value insights improved towards the end of the year as investors sought out pockets of relative value in the market. The Portfolio's Quality insights were modestly additive to relative returns throughout the year, which was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

The Portfolio's macro thematic insights further detracted from relative returns throughout the year. After experiencing some success through the first half of the year, select industry timing insights struggled during the second half of the year. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the health care providers and services industry was a drag on relative performance. In addition, a modest overweight position in the biotechnology industry led to further performance challenges, as the industry underperformed the broader market in 2019.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the industrials and financials sectors and slight underweight positions in the consumer discretionary and materials sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Class I	November 1, 2017	29.41%	12.01%	0.54%	0.48%
Class II	November 1, 2017	29.13%	11.77%	0.79%	0.73%
S&P 500® Index (Total Return)		31.49%	13.22%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	99.5%
Short-Term Investments	1.8%
Rights	0.0%†
Other Assets Less Liabilities - Net	(1.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

†  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 99.5%
	AEROSPACE & DEFENSE - 2.7%
86	Boeing Co. (The)	$28,015
24	Curtiss-Wright Corp.	3,381
110	HEICO Corp.	12,556
145	Hexcel Corp.	10,630
945	Lockheed Martin Corp.	367,964
240	Northrop Grumman Corp.	82,553
521	Raytheon Co.	114,485
225	Teledyne Technologies, Inc.*	77,972
		697,556
	AIR FREIGHT & LOGISTICS - 0.1%
270	Expeditors International of Washington, Inc.	21,065
143	United Parcel Service, Inc., Class B	16,740
		37,805
	AIRLINES - 0.4%
122	Alaska Air Group, Inc.	8,265
581	Delta Air Lines, Inc.	33,977
776	United Airlines Holdings, Inc.*	68,358
		110,600
	AUTO COMPONENTS - 0.1%
1,488	Goodyear Tire & Rubber Co. (The)	23,146
	AUTOMOBILES - 0.5%
5,385	Ford Motor Co.	50,080
2,138	General Motors Co.	78,251
150	Harley-Davidson, Inc.	5,579
		133,910
	BANKS - 3.9%
6,895	Bank of America Corp.	242,842
79	Bank OZK	2,410
1,065	CIT Group, Inc.	48,596
348	Citizens Financial Group, Inc.	14,132
568	Cullen/Frost Bankers, Inc.	55,539
317	East West Bancorp, Inc.	15,438
1,133	First Horizon National Corp.	18,763
2,355	JPMorgan Chase & Co.	328,287
728	Truist Financial Corp.	41,001
1,012	US Bancorp	60,001
3,228	Wells Fargo & Co.	173,666
		1,000,675
	BEVERAGES - 1.5%
1,435	Coca-Cola Co. (The)	79,427
484	Coca-Cola European Partners PLC	24,626
304	Molson Coors Beverage Co., Class B	16,385
516	Monster Beverage Corp.*	32,792
1,680	PepsiCo, Inc.	229,606
		382,836
Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 3.6%
1,939	AbbVie, Inc.	$171,679
130	Alexion Pharmaceuticals, Inc.*	14,060
502	Amgen, Inc.	121,017
178	Biogen, Inc.*	52,818
5,396	Gilead Sciences, Inc.	350,632
89	Incyte Corp.*	7,771
231	Regeneron Pharmaceuticals, Inc.*	86,736
249	United Therapeutics Corp.*	21,932
488	Vertex Pharmaceuticals, Inc.*	106,848
		933,493
	BUILDING PRODUCTS - 0.9%
1,827	Allegion PLC	227,535
	CAPITAL MARKETS - 3.9%
376	Affiliated Managers Group, Inc.	31,862
844	Bank of New York Mellon Corp. (The)	42,479
1,931	Charles Schwab Corp. (The)	91,838
434	CME Group, Inc.	87,113
86	Evercore, Inc., Class A	6,429
348	FactSet Research Systems, Inc.	93,369
1,792	Intercontinental Exchange, Inc.	165,850
231	Invesco Ltd.	4,153
296	Moody's Corp.	70,273
3,526	Morgan Stanley	180,249
722	S&P Global, Inc.	197,142
68	SEI Investments Co.	4,453
486	TD Ameritrade Holding Corp.	24,154
		999,364
	CHEMICALS - 1.2%
277	Air Products & Chemicals, Inc.	65,092
149	CF Industries Holdings, Inc.	7,113
434	Ecolab, Inc.	83,758
317	LyondellBasell Industries NV, Class A	29,950
1,801	Mosaic Co. (The)	38,974
41	Scotts Miracle-Gro Co. (The)	4,353
149	Sherwin-Williams Co. (The)	86,948
		316,188
	COMMERCIAL SERVICES & SUPPLIES - 0.1%
89	Cintas Corp.	23,948
157	Copart, Inc.*	14,278
		38,226
	COMMUNICATIONS EQUIPMENT - 0.5%
2,883	Cisco Systems, Inc.	138,269
	CONSTRUCTION & ENGINEERING - 0.3%
1,056	Fluor Corp.	19,937
698	MasTec, Inc.*	44,784
		64,721

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CONSUMER FINANCE - 1.1%
1,599	Ally Financial, Inc.	$48,865
1,045	American Express Co.	130,092
913	Capital One Financial Corp.	93,957
		272,914
	CONTAINERS & PACKAGING - 0.1%
632	Westrock Co.	27,119
	DIVERSIFIED CONSUMER SERVICES - 0.2%
1,663	H&R Block, Inc.	39,047
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
214	AXA Equitable Holdings, Inc.	5,303
2,120	Berkshire Hathaway, Inc., Class B*	480,180
		485,483
	DIVERSIFIED TELECOMMUNICATION - 2.1%
5,420	AT&T, Inc.	211,814
1,107	CenturyLink, Inc.	14,623
5,007	Verizon Communications, Inc.	307,430
		533,867
	ELECTRIC UTILITIES - 1.3%
498	Pinnacle West Capital Corp.	44,785
4,560	Xcel Energy, Inc.	289,514
		334,299
	ELECTRICAL EQUIPMENT - 0.8%
1,275	AMETEK, Inc.	127,168
507	Hubbell, Inc.	74,945
		202,113
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
447	Avnet, Inc.	18,971
862	CDW Corp.	123,128
1,207	National Instruments Corp.	51,104
		193,203
	ENERGY EQUIPMENT & SERVICES - 0.1%
960	Patterson-UTI Energy, Inc.	10,080
848	TechnipFMC PLC	18,181
1,241	Transocean Ltd.*	8,538
		36,799
	ENTERTAINMENT - 1.3%
205	Activision Blizzard, Inc.	12,181
823	Cinemark Holdings, Inc.	27,858
306	Electronic Arts, Inc.*	32,898
348	Live Nation Entertainment, Inc.*	24,872
118	Netflix, Inc.*	38,181
369	Take-Two Interactive Software, Inc.*	45,177
929	Walt Disney Co. (The)	134,361
3,705	Zynga, Inc., Class A*	22,675
		338,203
Shares/ Principal		Fair Value
	EQUITY REAL ESTATE INVESTMENT - 2.4%
227	Boston Properties, Inc.	$31,294
516	Equity Residential	41,755
34	Essex Property Trust, Inc.	10,229
737	Host Hotels & Resorts, Inc.	13,671
1,329	Invitation Homes, Inc.	39,830
1,001	Lamar Advertising Co., Class A	89,349
658	National Retail Properties, Inc.	35,282
3,391	Park Hotels & Resorts, Inc.	87,725
3,254	RLJ Lodging Trust	57,661
1,335	Simon Property Group, Inc.	198,862
		605,658
	FOOD & STAPLES RETAILING - 1.8%
1,248	Costco Wholesale Corp.	366,812
270	Performance Food Group Co.*	13,900
630	Walmart, Inc.	74,869
		455,581
	FOOD PRODUCTS - 1.0%
1,476	Hershey Co. (The)	216,943
702	Hormel Foods Corp.	31,667
		248,610
	GAS UTILITIES - 0.0%†
82	Atmos Energy Corp.	9,172
45	Southwest Gas Holdings, Inc.	3,419
		12,591
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
80	DexCom, Inc.*	17,499
533	Edwards Lifesciences Corp.*	124,344
909	Hologic, Inc.*	47,459
180	IDEXX Laboratories, Inc.*	47,003
601	Medtronic PLC	68,184
1,466	Stryker Corp.	307,772
		612,261
	HEALTH CARE PROVIDERS & SERVICES - 2.6%
360	AmerisourceBergen Corp.	30,607
655	Anthem, Inc.	197,830
103	Cigna Corp.	21,062
2,217	CVS Health Corp.	164,701
82	Humana, Inc.	30,055
61	McKesson Corp.	8,438
702	UnitedHealth Group, Inc.	206,374
35	WellCare Health Plans, Inc.*	11,557
		670,624
	HEALTH CARE TECHNOLOGY - 0.1%
202	Veeva Systems, Inc., Class A*	28,413

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HOTELS, RESTAURANTS & LEISURE - 2.0%
786	Boyd Gaming Corp.	$23,533
624	Carnival Corp.	31,718
1,054	Choice Hotels International, Inc.	109,015
1,079	Darden Restaurants, Inc.	117,622
654	Extended Stay America, Inc.	9,718
885	McDonald's Corp.	174,885
582	Penn National Gaming, Inc.*	14,876
518	Texas Roadhouse, Inc.	29,174
		510,541
	HOUSEHOLD DURABLES - 0.2%
816	DR Horton, Inc.	43,044
	HOUSEHOLD PRODUCTS - 1.5%
1,249	Church & Dwight Co., Inc.	87,855
2,406	Procter & Gamble Co. (The)	300,509
		388,364
	INDUSTRIAL CONGLOMERATES - 1.1%
81	3M Co.	14,290
50	Carlisle Cos., Inc.	8,092
853	Honeywell International, Inc.	150,981
288	Roper Technologies, Inc.	102,018
		275,381
	INSURANCE - 3.0%
1,443	Allstate Corp. (The)	162,265
49	Aon PLC	10,206
500	Arthur J Gallagher & Co.	47,615
265	Brown & Brown, Inc.	10,462
594	Cincinnati Financial Corp.	62,459
1,197	First American Financial Corp.	69,809
420	Globe Life, Inc.	44,205
181	Lincoln National Corp.	10,681
445	Marsh & McLennan Cos., Inc.	49,578
1,552	MetLife, Inc.	79,106
547	Progressive Corp. (The)	39,597
940	Prudential Financial, Inc.	88,116
114	Travelers Cos., Inc. (The)	15,612
1,371	Unum Group	39,978
124	Willis Towers Watson PLC	25,041
		754,730
	INTERACTIVE MEDIA & SERVICES - 5.2%
278	Alphabet, Inc., Class A*	372,350
288	Alphabet, Inc., Class C*	385,062
2,412	Facebook, Inc., Class A*	495,063
939	Pinterest, Inc., Class A*	17,503
751	TripAdvisor, Inc.	22,815
879	Twitter, Inc.*	28,172
559	Yelp, Inc.*	19,470
		1,340,435
Shares/ Principal		Fair Value
	INTERNET & DIRECT MARKETING RETAIL - 3.3%
454	Amazon.com, Inc.*	$838,919
	IT SERVICES - 5.3%
26	Accenture PLC, Class A	5,475
195	Amdocs Ltd.	14,077
1,510	Automatic Data Processing, Inc.	257,455
573	Broadridge Financial Solutions, Inc.	70,788
183	GoDaddy, Inc., Class A*	12,429
243	International Business Machines Corp.	32,572
171	Jack Henry & Associates, Inc.	24,910
1,795	Mastercard, Inc., Class A	535,969
2,261	Paychex, Inc.	192,321
213	PayPal Holdings, Inc.*	23,040
997	Visa, Inc., Class A	187,336
		1,356,372
	LIFE SCIENCES TOOLS & SERVICES - 0.1%
86	Thermo Fisher Scientific, Inc.	27,939
	MACHINERY - 2.3%
350	AGCO Corp.	27,038
34	Deere & Co.	5,891
415	IDEX Corp.	71,380
1,419	Oshkosh Corp.	134,308
3,727	PACCAR, Inc.	294,806
273	Snap-on, Inc.	46,246
		579,669
	MEDIA - 1.8%
844	AMC Networks, Inc., Class A*	33,338
2,927	Comcast Corp., Class A	131,627
1,766	Discovery, Inc., Class A*	57,819
4,932	Interpublic Group of Cos., Inc. (The)	113,929
15,300	Sirius XM Holdings, Inc.	109,395
390	ViacomCBS, Inc., Class B	16,368
		462,476
	METALS & MINING - 0.3%
1,727	Alcoa Corp.*	37,148
253	Reliance Steel & Aluminum Co.	30,299
		67,447
	MULTILINE RETAIL - 0.7%
835	Dollar General Corp.	130,243
390	Target Corp.	50,002
		180,245
	MULTI-UTILITIES - 1.5%
1,885	Ameren Corp.	144,768
666	Consolidated Edison, Inc.	60,253
1,347	DTE Energy Co.	174,935
		379,956

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	OIL, GAS & CONSUMABLE FUELS - 3.8%
38	Chevron Corp.	$4,579
1,175	ConocoPhillips	76,410
858	Continental Resources, Inc.	29,430
502	Devon Energy Corp.	13,037
1,814	EOG Resources, Inc.	151,941
6,841	Exxon Mobil Corp.	477,365
1,635	Marathon Petroleum Corp.	98,509
112	Phillips 66	12,478
617	Valero Energy Corp.	57,782
2,463	Williams Cos., Inc. (The)	58,422
		979,953
	PAPER & FOREST PRODUCTS - 0.3%
1,857	Domtar Corp.	71,012
	PERSONAL PRODUCTS - 0.7%
901	Estee Lauder Cos., Inc. (The), Class A	186,092
	PHARMACEUTICALS - 5.3%
24	Allergan PLC	4,588
3,445	Bristol-Myers Squibb Co.	221,134
3,379	Johnson & Johnson	492,895
3,487	Merck & Co., Inc.	317,143
1,580	Mylan NV*	31,758
3,809	Pfizer, Inc.	149,237
1,037	Zoetis, Inc.	137,247
		1,354,002
	PROFESSIONAL SERVICES - 0.4%
196	IHS Markit Ltd.*	14,769
1,193	Robert Half International, Inc.	75,338
		90,107
	ROAD & RAIL - 0.4%
393	CSX Corp.	28,437
515	Landstar System, Inc.	58,643
14	Old Dominion Freight Line, Inc.	2,657
		89,737
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
2,044	Applied Materials, Inc.	124,766
40	Broadcom, Inc.	12,641
1,054	Cirrus Logic, Inc.*	86,860
4,922	Intel Corp.	294,582
451	Lam Research Corp.	131,872
630	Micron Technology, Inc.*	33,881
722	NVIDIA Corp.	169,887
792	QUALCOMM, Inc.	69,878
276	Skyworks Solutions, Inc.	33,363
732	Texas Instruments, Inc.	93,908
		1,051,638
Shares/ Principal		Fair Value
	SOFTWARE - 7.6%
368	Adobe, Inc.*	$121,370
740	Intuit, Inc.	193,828
74	Manhattan Associates, Inc.*	5,901
7,637	Microsoft Corp.	1,204,355
217	Paylocity Holding Corp.*	26,218
1,276	salesforce.com, Inc.*	207,529
499	ServiceNow, Inc.*	140,878
229	Workday, Inc., Class A*	37,659
		1,937,738
	SPECIALTY RETAIL - 1.3%
1,426	Home Depot, Inc. (The)	311,410
22	O'Reilly Automotive, Inc.*	9,642
		321,052
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.9%
4,164	Apple, Inc.	1,222,758
117	Dell Technologies, Inc., Class C*	6,013
1,505	HP, Inc.	30,928
		1,259,699
	TEXTILES, APPAREL & LUXURY GOODS - 0.9%
2,064	NIKE, Inc., Class B	209,104
158	Ralph Lauren Corp.	18,521
		227,625
	THRIFTS & MORTGAGE FINANCE - 0.1%
412	Essent Group Ltd.	21,420
	TOBACCO - 0.5%
1,761	Altria Group, Inc.	87,892
593	Philip Morris International, Inc.	50,458
		138,350
	TRADING COMPANIES & DISTRIBUTORS - 0.5%
1,419	GATX Corp.	117,564
	WATER UTILITIES - 0.4%
905	American Water Works Co., Inc.	111,179
	WIRELESS TELECOMMUNICATION SERVICES - 0.3%
1,511	Telephone & Data Systems, Inc.	38,425
1,311	United States Cellular Corp.*	47,497
		85,922
	TOTAL COMMON STOCKS (Cost - $21,700,401)	25,449,717
	RIGHTS - 0.0%†
682	Bristol-Myers Squibb Co., CVR (Cost - $1,569)*	2,053

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 1.8%
	MONEY MARKET FUNDS - 1.8%
457,858	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $457,858)	$457,858
	TOTAL INVESTMENTS - 101.3% (Cost - $22,159,828)	$25,909,628
	OTHER ASSETS LESS LIABILITIES - NET (1.3)%	(325,292)
	TOTAL NET ASSETS - 100.0%	$25,584,336

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
S&P 500 E-Mini Future	Goldman Sachs & Co.	3	3/20/2020	$484,665	$8,243

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio underperformed its reference benchmark, the Russell 1000 Value Index. The Portfolio posted a return of 25.28% compared to a benchmark return of 26.54%, a difference of -126 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

After modestly outperforming the benchmark over the first half of the year, relative Portfolio performance was challenged during the second half of the year, causing the Portfolio to underperform over the 1-year period. This underperformance was primarily driven by the Portfolio's Sentiment insights. Though these investment signals were additive through the first half of the year, they struggled significantly in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio's trend-based insights. Cross-market Sentiment insights also struggled throughout much of the year. From a sector standpoint, the Portfolio's Sentiment- based insights were least effective in select cyclical sectors, specifically the financials and communication services sectors.

Insights evaluating company fundamentals were broadly flat for the year, though performance within the group of signals was bifurcated. Value insights were challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Investor mentality shifted throughout the year, and performance of Value insights improved slightly as investors sought out pockets of relative value in the market. Despite more mixed performance in the final months of the year, in aggregate, the Portfolio's relative Value insights were some of the most significant detractors from relative returns for the year. In contrast, also among the Portfolio's fundamental insights, Quality insights were additive to relative returns throughout the year. These results were unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

The Portfolio's macro thematic insights further detracted from relative returns. After experiencing some success through the first half of the year, select industry timing insights struggled during the second half of the year. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the energy equipment and services industry was a drag on relative performance. A modest overweight position in the biotechnology industry led to additional performance challenges throughout the year, as the industry underperformed the broader market in 2019.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the industrials and financials sectors and slight underweight positions in the materials and consumer staples sectors. As the SAE team seeks to maintain a style neutral approach, the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	November 1, 2017	25.28%	8.94%	0.56%	0.54%
Class II	November 1, 2017	24.92%	8.74%	0.81%	0.79%
Russell 1000® Value Index (Total Return)		26.54%	9.22%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.8%
Short-Term Investments	1.1%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 98.8%
	AEROSPACE & DEFENSE - 2.2%
3,467	Curtiss-Wright Corp.	$488,466
398	General Dynamics Corp.	70,187
4,261	Hexcel Corp.	312,374
6,755	Lockheed Martin Corp.	2,630,262
488	Northrop Grumman Corp.	167,857
2,640	Raytheon Co.	580,114
5,451	Teledyne Technologies, Inc.*	1,888,989
		6,138,249
	AIR FREIGHT & LOGISTICS - 0.0%†
523	Expeditors International of Washington, Inc.	40,804
	AIRLINES - 0.6%
5,605	Alaska Air Group, Inc.	379,739
3,999	Delta Air Lines, Inc.	233,861
12,247	United Airlines Holdings, Inc.*	1,078,838
		1,692,438
	AUTO COMPONENTS - 0.4%
11,764	Dana, Inc.	214,105
52,690	Goodyear Tire & Rubber Co. (The)	819,593
		1,033,698
	AUTOMOBILES - 0.9%
124,073	Ford Motor Co.	1,153,879
30,333	General Motors Co.	1,110,188
2,005	Harley-Davidson, Inc.	74,566
		2,338,633
	BANKS - 9.6%
150,350	Bank of America Corp.	5,295,327
5,983	Bank OZK	182,511
21,275	CIT Group, Inc.	970,778
17,672	Citigroup, Inc.	1,411,816
21,594	Citizens Financial Group, Inc.	876,932
2,158	Comerica, Inc.	154,836
7,184	Cullen/Frost Bankers, Inc.	702,452
13,464	East West Bancorp, Inc.	655,697
67	First Citizens BancShares, Inc., Class A	35,658
4,275	First Hawaiian, Inc.	123,334
47,376	First Horizon National Corp.	784,547
54,994	JPMorgan Chase & Co.	7,666,164
4,072	PacWest Bancorp	155,835
6,754	People's United Financial, Inc.	114,143
426	Pinnacle Financial Partners, Inc.	27,264
28,010	Regions Financial Corp.	480,652
133	SVB Financial Group*	33,388
2,082	Synovus Financial Corp.	81,614
17,828	Truist Financial Corp.	1,004,073
20,877	US Bancorp	1,237,797
Shares/ Principal		Fair Value
	BANKS - 9.6% (Continued)
69,844	Wells Fargo & Co.	$3,757,607
9,655	Zions Bancorp NA	501,288
		26,253,713
	BEVERAGES - 0.6%
2,752	Coca-Cola Co. (The)	152,323
3,329	Coca-Cola European Partners PLC	169,379
10,341	Molson Coors Beverage Co., Class B	557,380
3,238	Monster Beverage Corp.*	205,775
3,998	PepsiCo, Inc.	546,407
		1,631,264
	BIOTECHNOLOGY - 2.5%
3,244	AbbVie, Inc.	287,224
762	Alexion Pharmaceuticals, Inc.*	82,411
147	Amgen, Inc.	35,437
2,503	Biogen, Inc.*	742,715
65,804	Gilead Sciences, Inc.	4,275,944
2,881	Regeneron Pharmaceuticals, Inc.*	1,081,758
4,228	United Therapeutics Corp.*	372,402
359	Vertex Pharmaceuticals, Inc.*	78,603
		6,956,494
	BUILDING PRODUCTS - 1.0%
20,027	Allegion PLC	2,494,163
12,097	Resideo Technologies, Inc.*	144,317
		2,638,480
	CAPITAL MARKETS - 4.4%
4,834	Affiliated Managers Group, Inc.	409,633
18,327	Bank of New York Mellon Corp. (The)	922,398
18,723	Charles Schwab Corp. (The)	890,466
8,475	CME Group, Inc.	1,701,102
4,191	Evercore, Inc., Class A	313,319
2,787	FactSet Research Systems, Inc.	747,752
21,269	Intercontinental Exchange, Inc.	1,968,446
12,698	Invesco Ltd.	228,310
300	Moody's Corp.	71,223
58,221	Morgan Stanley	2,976,257
2,276	Nasdaq, Inc.	243,760
4,043	S&P Global, Inc.	1,103,941
2,224	SEI Investments Co.	145,628
7,205	TD Ameritrade Holding Corp.	358,088
		12,080,323
	CHEMICALS - 1.9%
5,579	Air Products & Chemicals, Inc.	1,311,009
10,648	CF Industries Holdings, Inc.	508,336
7,360	Corteva, Inc.	217,562
3,960	DuPont de Nemours, Inc.	254,232
2,295	Ecolab, Inc.	442,912
14,227	LyondellBasell Industries NV, Class A	1,344,167

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CHEMICALS - 1.9% (Continued)
28,749	Mosaic Co. (The)	$622,128
2,466	PPG Industries, Inc.	329,186
270	Sherwin-Williams Co. (The)	157,556
		5,187,088
	COMMERCIAL SERVICES & SUPPLIES - 0.1%
15,053	ADT, Inc.	119,370
1,729	Republic Services, Inc.	154,970
		274,340
	COMMUNICATIONS EQUIPMENT - 0.1%
5,755	Ciena Corp.*	245,681
	CONSTRUCTION & ENGINEERING - 0.4%
10,951	AECOM*	472,317
21,124	Fluor Corp.	398,821
5,062	MasTec, Inc.*	324,778
		1,195,916
	CONSUMER FINANCE - 1.6%
32,394	Ally Financial, Inc.	989,961
11,682	American Express Co.	1,454,292
19,024	Capital One Financial Corp.	1,957,760
		4,402,013
	CONTAINERS & PACKAGING - 0.4%
3,061	Graphic Packaging Holding Co.	50,966
975	Packaging Corp. of America	109,190
19,924	Westrock Co.	854,939
		1,015,095
	DIVERSIFIED CONSUMER SERVICES - 0.2%
20,691	H&R Block, Inc.	485,825
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
13,426	AXA Equitable Holdings, Inc.	332,696
41,253	Berkshire Hathaway, Inc., Class B*	9,343,805
		9,676,501
	DIVERSIFIED TELECOMMUNICATION - 4.0%
120,337	AT&T, Inc.	4,702,770
42,932	CenturyLink, Inc.	567,132
91,494	Verizon Communications, Inc.	5,617,731
		10,887,633
	ELECTRIC UTILITIES - 2.8%
30,656	Alliant Energy Corp.	1,677,496
8,885	IDACORP, Inc.	948,918
11,635	OGE Energy Corp.	517,409
10,707	Pinnacle West Capital Corp.	962,881
54,056	Xcel Energy, Inc.	3,432,015
		7,538,719
Shares/ Principal		Fair Value
	ELECTRICAL EQUIPMENT - 1.1%
16,905	AMETEK, Inc.	$1,686,104
1,190	Eaton Corp. PLC	112,717
8,056	Hubbell, Inc.	1,190,838
		2,989,659
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
8,502	Avnet, Inc.	360,825
6,388	CDW Corp.	912,462
19,185	National Instruments Corp.	812,293
		2,085,580
	ENERGY EQUIPMENT & SERVICES - 0.4%
1,920	Halliburton Co.	46,982
7,715	National Oilwell Varco, Inc.	193,261
21,366	Patterson-UTI Energy, Inc.	224,343
1,309	TechnipFMC PLC	28,065
85,432	Transocean Ltd.*	587,772
		1,080,423
	ENTERTAINMENT - 1.9%
6,831	Activision Blizzard, Inc.	405,898
11,461	Cinemark Holdings, Inc.	387,955
701	Electronic Arts, Inc.*	75,364
419	Live Nation Entertainment, Inc.*	29,946
4,419	Take-Two Interactive Software, Inc.*	541,018
23,928	Walt Disney Co. (The)	3,460,707
35,822	Zynga, Inc., Class A*	219,231
		5,120,119
	EQUITY REAL ESTATE INVESTMENT - 4.5%
1,981	Alexandria Real Estate Equities, Inc.	320,090
7,962	Boston Properties, Inc.	1,097,641
55,505	Brandywine Realty Trust	874,204
261	Camden Property Trust	27,692
9,736	Equity Residential	787,837
504	Essex Property Trust, Inc.	151,633
44,360	Host Hotels & Resorts, Inc.	822,878
33,277	Invitation Homes, Inc.	997,312
5,524	Lamar Advertising Co., Class A	493,072
377	Life Storage, Inc.	40,822
5,352	National Retail Properties, Inc.	286,974
7,575	Outfront Media, Inc.	203,162
57,691	Park Hotels & Resorts, Inc.	1,492,466
7,491	Prologis, Inc.	667,748
6,789	Regency Centers Corp.	428,318
43,688	RLJ Lodging Trust	774,151
14,682	Simon Property Group, Inc.	2,187,031
3,993	SL Green Realty Corp.	366,877
6,043	UDR, Inc.	282,208
1,649	Ventas, Inc.	95,213
3	Weingarten Realty Investors	94
		12,397,423

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	FOOD & STAPLES RETAILING - 1.7%
5,806	Costco Wholesale Corp.	$1,706,499
8,068	Performance Food Group Co.*	415,341
21,732	Walmart, Inc.	2,582,631
		4,704,471
	FOOD PRODUCTS - 1.4%
12,463	General Mills, Inc.	667,518
16,297	Hershey Co. (The)	2,395,333
19,262	Hormel Foods Corp.	868,909
		3,931,760
	GAS UTILITIES - 0.3%
3,531	Atmos Energy Corp.	394,978
5,225	Southwest Gas Holdings, Inc.	396,943
		791,921
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
312	Abbott Laboratories	27,100
4,642	Danaher Corp.	712,454
732	DexCom, Inc.*	160,118
2,619	Edwards Lifesciences Corp.*	610,986
9,110	Hologic, Inc.*	475,633
577	IDEXX Laboratories, Inc.*	150,672
20,731	Medtronic PLC	2,351,932
31,463	SmileDirectClub, Inc.*	274,987
6,970	Stryker Corp.	1,463,282
		6,227,164
	HEALTH CARE PROVIDERS & SERVICES - 2.3%
3,235	AmerisourceBergen Corp.	275,040
6,426	Anthem, Inc.	1,940,845
3,257	Cigna Corp.	666,024
37,694	CVS Health Corp.	2,800,287
414	Humana, Inc.	151,739
2,648	McKesson Corp.	366,271
		6,200,206
	HEALTH CARE TECHNOLOGY - 0.1%
1,696	Veeva Systems, Inc., Class A*	238,559
	HOTELS, RESTAURANTS & LEISURE - 2.3%
1,317	Boyd Gaming Corp.	39,431
11,031	Carnival Corp.	560,706
13,106	Choice Hotels International, Inc.	1,355,553
7,316	Darden Restaurants, Inc.	797,517
753	Dunkin' Brands Group, Inc.	56,882
54,302	Extended Stay America, Inc.	806,928
12,576	International Game Technology PLC	188,263
10,996	McDonald's Corp.	2,172,919
1,919	Penn National Gaming, Inc.*	49,050
2,956	Texas Roadhouse, Inc.	166,482
		6,193,731
Shares/ Principal		Fair Value
	HOUSEHOLD DURABLES - 0.4%
16,107	DR Horton, Inc.	$849,644
1,289	Garmin Ltd.	125,755
		975,399
	HOUSEHOLD PRODUCTS - 2.6%
12,328	Church & Dwight Co., Inc.	867,152
50,016	Procter & Gamble Co. (The)	6,246,998
		7,114,150
	INDUSTRIAL CONGLOMERATES - 1.2%
1,788	Carlisle Cos., Inc.	289,370
36,167	General Electric Co.	403,624
7,353	Honeywell International, Inc.	1,301,481
3,388	Roper Technologies, Inc.	1,200,131
		3,194,606
	INSURANCE - 5.3%
7,971	Aflac, Inc.	421,666
19,684	Allstate Corp. (The)	2,213,466
250	American National Insurance Co.	29,420
11,097	Arthur J Gallagher & Co.	1,056,767
6,606	Brown & Brown, Inc.	260,805
12,635	Cincinnati Financial Corp.	1,328,570
623	Fidelity National Financial, Inc.	28,253
21,033	First American Financial Corp.	1,226,645
10,156	Globe Life, Inc.	1,068,919
460	Hanover Insurance Group, Inc. (The)	62,868
4,198	Hartford Financial Services Group, Inc. (The)	255,112
11,126	Lincoln National Corp.	656,545
1,754	Marsh & McLennan Cos., Inc.	195,413
25,019	MetLife, Inc.	1,275,218
6,489	Progressive Corp. (The)	469,739
15,605	Prudential Financial, Inc.	1,462,813
1,161	Reinsurance Group of America, Inc.	189,313
6,446	Travelers Cos., Inc. (The)	882,780
15,550	Unum Group	453,438
2,425	Willis Towers Watson PLC	489,705
6,581	WR Berkley Corp.	454,747
		14,482,202
	INTERACTIVE MEDIA & SERVICES - 0.1%
6,179	Pinterest, Inc., Class A*	115,176
5,218	TripAdvisor, Inc.	158,523
		273,699
	INTERNET & DIRECT MARKETING RETAIL - 0.0%†
8,981	Qurate Retail, Inc.*	75,710
	IT SERVICES - 1.4%
5,799	Automatic Data Processing, Inc.	988,730
1,771	Broadridge Financial Solutions, Inc.	218,789
1,065	GoDaddy, Inc., Class A*	72,335

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	IT SERVICES - 1.4% (Continued)
990	Jack Henry & Associates, Inc.	$144,213
6,582	Mastercard, Inc., Class A	1,965,319
5,021	Paychex, Inc.	427,086
		3,816,472
	MACHINERY - 2.8%
6,911	AGCO Corp.	533,875
2,028	Deere & Co.	351,371
4,489	IDEX Corp.	772,108
321	Ingersoll-Rand PLC	42,667
18,950	Oshkosh Corp.	1,793,618
42,383	PACCAR, Inc.	3,352,495
4,786	Snap-on, Inc.	810,748
		7,656,882
	MEDIA - 2.0%
6,197	AMC Networks, Inc., Class A*	244,782
25,174	Comcast Corp., Class A	1,132,075
20,983	Discovery, Inc., Class A*	686,983
70,994	Interpublic Group of Cos., Inc. (The)	1,639,961
1,580	Liberty Media Corp.-Liberty SiriusXM, Class A*	76,377
96,505	Sirius XM Holdings, Inc.	690,011
25,139	ViacomCBS, Inc., Class B	1,055,084
		5,525,273
	METALS & MINING - 0.6%
27,824	Alcoa Corp.*	598,494
5,944	Reliance Steel & Aluminum Co.	711,854
1,061	Royal Gold, Inc.	129,707
6,673	Steel Dynamics, Inc.	227,149
		1,667,204
	MULTILINE RETAIL - 0.7%
6,900	Dollar General Corp.	1,076,262
7,028	Target Corp.	901,060
		1,977,322
	MULTI-UTILITIES - 2.5%
24,893	Ameren Corp.	1,911,782
25,652	Consolidated Edison, Inc.	2,320,737
20,801	DTE Energy Co.	2,701,426
		6,933,945
	OIL, GAS & CONSUMABLE FUELS - 7.4%
18,710	Chevron Corp.	2,254,742
26,083	ConocoPhillips	1,696,177
16,020	Continental Resources, Inc.	549,486
14,423	Devon Energy Corp.	374,565
26,985	EOG Resources, Inc.	2,260,264
106,561	Exxon Mobil Corp.	7,435,827
31,163	Kinder Morgan, Inc.	659,721
38,492	Marathon Oil Corp.	522,721
22,936	Marathon Petroleum Corp.	1,381,894
Shares/ Principal		Fair Value
	OIL, GAS & CONSUMABLE FUELS - 7.4% (Continued)
7,641	Phillips 66	$851,284
8,982	Range Resources Corp.	43,563
11,196	Valero Energy Corp.	1,048,505
52,207	Williams Cos., Inc. (The)	1,238,350
		20,317,099
	PAPER & FOREST PRODUCTS - 0.4%
26,051	Domtar Corp.	996,190
	PERSONAL PRODUCTS - 0.4%
5,401	Estee Lauder Cos., Inc. (The), Class A	1,115,522
	PHARMACEUTICALS - 5.8%
3,818	Allergan PLC	729,887
31,322	Bristol-Myers Squibb Co.	2,010,559
51,364	Johnson & Johnson	7,492,467
11,617	Merck & Co., Inc.	1,056,566
27,759	Mylan NV*	557,956
91,327	Pfizer, Inc.	3,578,192
4,111	Zoetis, Inc.	544,091
		15,969,718
	PROFESSIONAL SERVICES - 0.2%
2,336	IHS Markit Ltd.*	176,018
6,057	Robert Half International, Inc.	382,499
		558,517
	ROAD & RAIL - 0.4%
5,799	CSX Corp.	419,616
3,832	Landstar System, Inc.	436,350
746	Old Dominion Freight Line, Inc.	141,576
2,362	Ryder System, Inc.	128,280
		1,125,822
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
1,644	Analog Devices, Inc.	195,373
22,439	Applied Materials, Inc.	1,369,677
8,337	Cirrus Logic, Inc.*	687,052
6,896	Cypress Semiconductor Corp.	160,884
86,032	Intel Corp.	5,149,015
3,146	Lam Research Corp.	919,890
13,476	Micron Technology, Inc.*	724,739
2,041	Skyworks Solutions, Inc.	246,716
		9,453,346
	SOFTWARE - 0.8%
9,915	Cloudflare, Inc., Class A*	169,150
3,750	Intuit, Inc.	982,238
1,059	Paylocity Holding Corp.*	127,948
745	salesforce.com, Inc.*	121,167
1,790	ServiceNow, Inc.*	505,353
965	Workday, Inc., Class A*	158,694
		2,064,550

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SPECIALTY RETAIL - 0.8%
929	AutoNation, Inc.*	$45,177
9,526	Home Depot, Inc. (The)	2,080,288
		2,125,465
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
3,327	Dell Technologies, Inc., Class C*	170,975
26,850	HP, Inc.	551,767
1,181	Western Digital Corp.	74,958
		797,700
	TEXTILES, APPAREL & LUXURY GOODS - 0.1%
3,321	Ralph Lauren Corp.	389,288
	THRIFTS & MORTGAGE FINANCE - 0.1%
2,573	Essent Group Ltd.	133,770
9,033	MGIC Investment Corp.	127,998
		261,768
	TOBACCO - 1.0%
22,655	Altria Group, Inc.	1,130,711
20,530	Philip Morris International, Inc.	1,746,898
		2,877,609
	TRADING COMPANIES & DISTRIBUTORS - 0.4%
11,456	GATX Corp.	949,129
804	Watsco, Inc.	144,841
		1,093,970
Shares/ Principal		Fair Value
	WATER UTILITIES - 0.9%
20,976	American Water Works Co., Inc.	$2,576,902
	WIRELESS TELECOMMUNICATION SERVICES - 0.5%
31,934	Telephone & Data Systems, Inc.	812,082
14,549	United States Cellular Corp.*	527,110
		1,339,192
	TOTAL COMMON STOCKS (Cost - $242,942,540)	270,429,445
	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUNDS - 1.1%
2,985,994	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $2,985,994)	2,985,994
	TOTAL INVESTMENTS - 99.9% (Cost - $245,928,534)	$273,415,439
	OTHER ASSETS LESS LIABILITIES - NET 0.1%	353,535
	TOTAL NET ASSETS - 100.0%	$273,768,974

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation
S&P 500 E-Mini Future	UBS Securities LLC	22	3/20/2020	$3,554,210	$53,938

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic BlackRock High Yield Portfolio performed in-line with its reference benchmark, the ICE BofAML BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of 15.06% compared to a benchmark return of 15.10%, a difference of -4 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Despite the strong overall market rally indicating a sentiment reversal for high yield (more detailed flows breakdown below), returns have not been driven by a low-quality rally. Rather, BB rated securities and B rated securities returned 15.69% and 15.61% respectively for the year, while CCC rated securities lagged meaningfully at 11.25%. While this trend seems counterintuitive, it signals investors' preference for up-in-quality exposure and a lack of true risk-on sentiment. After pullback in the fourth quarter of 2018, investors bought the dip while managers executed upon these flows in a relatively conservative manner. Primary markets also reflected a relative distaste for CCC rated securities, as lower quality issuance declined to 10% of 2019 deals vs. greater than 21% in 2018. That said, this trend reversed meaningfully in December 2019 as CCC rated securities outperformed after an otherwise poor showing throughout 2019. This rating segment returned nearly 5% in December (vs. 2% or less for BB rated securities and B rated securities) on the back of the positive macro environment described above.

From a fund flow perspective, 2019 marked a meaningful return in high yield demand from retail investors, with $19.3 billion in total inflows after several years of outflow activity. The inflows in the fourth quarter of 2019 totaled $3.6 billion specifically, which was the second highest reading of the year. Primary market activity ended 2019 on a firm note, with $67.9 billion of new issue coming to market over the fourth quarter. Net issuance was relatively light, as refinancing continued to dominate use-of-proceeds. The fourth quarter's deals brought 2019 gross issuance to $286.6 billion, an increase of 52% year-over-year. When adjusting for refinancing volume, however, net issuance of $93.3 billion represents a 28% year-over-year growth rate.

The high yield market's overall default rate reached 2.86% to end the year. Despite an uptick of 98 basis points during 2019 (in large part driven by energy-related names), the default rate remained meaningfully below the long-term average of 3.46% as of year-end. BlackRock believes that while idiosyncratic issues within energy will likely continue, market-wide default rates are not expected to increase meaningfully over the near-term.

The primary contributor during the year was the Portfolio's underweight to the energy sector, particularly the independent and midstream sub-sectors. Within communications, an overweight within cable and an underweight within media was also beneficial to performance. Within consumer cyclicals, an overweight to home construction and selection within leisure was also beneficial to performance.

The primary detractor during the year was the Portfolio's underweight to banking. Security selection within basics, particularly within metals and paper, also detracted from performance. Within consumer non-cyclicals, an overweight within pharmaceuticals detracted from performance.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was overweight other financials, technology, and consumer cyclicals. The largest sector underweights were consumer non-cyclicals, banking, and capital goods.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock High Yield Portfolio
Class I	November 1, 2017	15.06%	4.15%	0.62%	0.59%
Class II	November 1, 2017	14.70%	3.88%	0.87%	0.84%
ICE BofAML BB-B U.S. High Yield Constrained Index^		15.10%	5.65%
ICE BofAML U.S. High Yield Master II Index+		14.41%	5.29%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective January 1, 2019, the Portfolio's benchmark is the ICE BofAML BB-B U.S. High Yield Constrained Index. The ICE BofAML BB-B US High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The ICE BofA ML U.S. High Yield Master II Index is an unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	98.0%
Short-Term Investments	0.6%
Other Assets Less Liabilities - Net	1.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	CORPORATE BONDS AND NOTES - 98.0%
	ADVERTISING - 0.4%
$175,000	MDC Partners, Inc., 6.50%, 5/1/24 (a)	$158,375
75,000	National CineMedia LLC, 5.88%, 4/15/28 (a)	79,687
45,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27 (a)	47,138
		285,200
	AEROSPACE & DEFENSE - 3.2%
325,000	Arconic, Inc., 5.90%, 2/1/27	372,217
200,000	Bombardier, Inc., 8.75%, 12/1/21 (a)	219,125
40,000	Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25 (a)	42,800
	Signature Aviation US Holdings, Inc.
60,000	5.38%, 5/1/26 (a)	63,157
65,000	4.00%, 3/1/28 (a)	64,109
74,000	Ssl Robotics LLC, 9.75%, 12/31/23 (a)	80,475
200,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	213,000
	TransDigm, Inc.
200,000	6.50%, 7/15/24	206,270
100,000	6.25%, 3/15/26 (a)	108,261
250,000	6.38%, 6/15/26	265,152
250,000	7.50%, 3/15/27	273,450
320,000	5.50%, 11/15/27 (a)	323,594
50,000	Triumph Group, Inc., 6.25%, 9/15/24 (a)	52,563
		2,284,173
	AGRICULTURE - 0.6%
450,000	Vector Group Ltd., 6.13%, 2/1/25 (a)	442,688
	AUTO MANUFACTURERS - 1.2%
400,000	Allison Transmission, Inc., 4.75%, 10/1/27 (a)	415,000
250,000	BCD Acquisition, Inc., 9.63%, 9/15/23 (a)	257,500
150,000	Jaguar Land Rover Automotive PLC, 5.63%, 2/1/23 (a)	150,828
50,000	JB Poindexter & Co., Inc., 7.13%, 4/15/26 (a)	52,750
		876,078
	AUTO PARTS & EQUIPMENT - 0.9%
230,000	Adient US LLC, 6.19%, 5/15/26 (a)	250,700
100,000	American Axle & Manufacturing, Inc., 6.25%, 4/1/25	104,125
200,000	IHO Verwaltungs GmbH, 4.75%, 9/15/26 (a),(b)	204,000
	Panther BF Aggregator 2 LP / Panther Finance Co., Inc.
45,000	6.25%, 5/15/26 (a)	48,487
15,000	8.50%, 5/15/27 (a)	15,938
50,000	Tenneco, Inc., 5.00%, 7/15/26	46,000
		669,250
	BANKS - 0.5%
100,000	CIT Group, Inc., 5.00%, 8/15/22	106,000
95,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (a)	93,129
Shares/ Principal		Fair Value
	BANKS - 0.5% (Continued)
$150,000	Provident Funding Associates LP / PFG Finance Corp., 6.38%, 6/15/25 (a)	$147,000
		346,129
	BUILDING MATERIALS - 1.1%
160,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (a)	175,400
100,000	Griffon Corp., 5.25%, 3/1/22	100,375
200,000	James Hardie International Finance DAC, 5.00%, 1/15/28 (a)	210,000
45,000	Norbord, Inc., 5.75%, 7/15/27 (a)	46,687
50,000	PGT Escrow Issuer, Inc., 6.75%, 8/1/26 (a)	53,563
100,000	Standard Industries, Inc., 5.38%, 11/15/24 (a)	102,750
	Summit Materials LLC / Summit Materials Finance Corp.
100,000	5.13%, 6/1/25 (a)	102,750
30,000	6.50%, 3/15/27 (a)	32,250
		823,775
	CHEMICALS - 2.5%
150,000	CF Industries, Inc., 4.95%, 6/1/43	156,375
100,000	Cornerstone Chemical Co., 6.75%, 8/15/24 (a)	93,000
350,000	CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (a)	365,603
200,000	INEOS Group Holdings SA, 5.63%, 8/1/24 (a)	205,400
350,000	NOVA Chemicals Corp., 4.88%, 6/1/24 (a)	361,375
90,000	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26 (a)	88,650
200,000	OCI NV, 6.63%, 4/15/23 (a)	208,500
100,000	Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (a)	97,192
75,000	Tronox Finance PLC, 5.75%, 10/1/25 (a)	76,404
100,000	Valvoline, Inc., 4.38%, 8/15/25	103,188
		1,755,687
	COAL - 0.2%
125,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (a)	120,209
	COMMERCIAL SERVICES - 2.8%
200,000	Algeco Global Finance PLC, 8.00%, 2/15/23 (a)	194,750
70,000	ASGN, Inc., 4.63%, 5/15/28 (a)	71,952
100,000	Brink's Co. (The), 4.63%, 10/15/27 (a)	103,000
168,000	Carriage Services, Inc., 6.63%, 6/1/26 (a)	178,920
125,000	Graham Holdings Co., 5.75%, 6/1/26 (a)	133,437
	Hertz Corp. (The)
128,000	7.63%, 6/1/22 (a)	133,120
50,000	6.25%, 10/15/22	50,562
45,000	7.13%, 8/1/26 (a)	48,735
	Prime Security Services Borrower LLC / Prime Finance, Inc.

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	COMMERCIAL SERVICES - 2.8% (Continued)
$58,000	9.25%, 5/15/23 (a)	$60,828
175,000	5.75%, 4/15/26 (a)	190,204
	Refinitiv US Holdings, Inc.
145,000	6.25%, 5/15/26 (a)	158,231
40,000	8.25%, 11/15/26 (a)	45,050
100,000	RR Donnelley & Sons Co., 6.50%, 11/15/23	102,250
20,000	Service Corp. International, 5.13%, 6/1/29	21,250
100,000	Service Corp. International/US, 4.63%, 12/15/27	104,250
300,000	ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (a)	311,250
70,000	United Rentals North America, Inc., 5.25%, 1/15/30	75,341
		1,983,130
	COMPUTERS - 0.9%
500,000	Dell International LLC / EMC Corp., 7.13%, 6/15/24 (a)	527,500
125,000	NCR Corp., 5.75%, 9/1/27 (a)	133,125
		660,625
	COSMETICS & PERSONAL CARE - 0.4%
70,000	Avon International Capital PLC, 6.50%, 8/15/22 (a)	72,625
200,000	Avon International Operations, Inc., 7.88%, 8/15/22 (a)	208,500
		281,125
	DISTRIBUTION & WHOLESALE - 0.4%
15,000	American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28 (a)	15,225
50,000	HD Supply, Inc., 5.38%, 10/15/26 (a)	53,000
84,000	KAR Auction Services, Inc., 5.13%, 6/1/25 (a)	87,360
45,000	Performance Food Group, Inc., 5.50%, 10/15/27 (a)	48,094
50,000	Wolverine Escrow LLC, 8.50%, 11/15/24 (a)	51,750
		255,429
	DIVERSIFIED FINANCIAL SERVICES - 4.7%
200,000	Ally Financial, Inc., 5.75%, 11/20/25	223,750
50,000	Avolon Holdings Funding Ltd., 5.13%, 10/1/23 (a)	53,894
245,000	Credit Acceptance Corp., 6.63%, 3/15/26 (a)	264,906
125,000	Curo Group Holdings Corp., 8.25%, 9/1/25 (a)	109,997
100,000	Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24 (a),(b)	104,345
110,000	goeasy Ltd., 5.38%, 12/1/24 (a)	112,016
200,000	Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24 (a)	206,000
	LPL Holdings, Inc.
225,000	5.75%, 9/15/25 (a)	235,406
Shares/ Principal		Fair Value
	DIVERSIFIED FINANCIAL SERVICES - 4.7% (Continued)
$90,000	4.63%, 11/15/27 (a)	$91,800
	Nationstar Mortgage Holdings, Inc.
140,000	8.13%, 7/15/23 (a)	148,193
175,000	9.13%, 7/15/26 (a)	193,813
250,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	250,625
	Navient Corp.
100,000	5.50%, 1/25/23	106,750
200,000	6.75%, 6/15/26	219,820
100,000	Quicken Loans, Inc., 5.75%, 5/1/25 (a)	103,375
	Springleaf Finance Corp.
100,000	5.63%, 3/15/23	107,750
265,000	6.13%, 3/15/24	290,175
105,000	6.88%, 3/15/25	119,438
200,000	7.13%, 3/15/26	231,240
45,000	6.63%, 1/15/28	50,796
55,000	5.38%, 11/15/29	57,409
110,000	Voyager Aviation Holdings LLC / Voyager Finance Co., 8.50%, 8/15/21 (a)	112,697
		3,394,195
	ELECTRIC - 2.1%
	Calpine Corp.
180,000	5.25%, 6/1/26 (a)	187,425
100,000	4.50%, 2/15/28 (a)	100,887
70,000	5.13%, 3/15/28 (a)	71,449
80,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	84,200
200,000	Drax Finco PLC, 6.63%, 11/1/25 (a)	212,500
50,000	NextEra Energy Operating Partners LP, 4.25%, 7/15/24 (a)	52,063
400,000	NRG Energy, Inc., 7.25%, 5/15/26	437,000
	Talen Energy Supply LLC
225,000	7.25%, 5/15/27 (a)	236,745
70,000	6.63%, 1/15/28 (a)	71,400
40,000	Vistra Operations Co. LLC, 5.00%, 7/31/27 (a)	41,799
		1,495,468
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
	Energizer Holdings, Inc.
80,000	6.38%, 7/15/26 (a)	85,200
20,000	7.75%, 1/15/27 (a)	22,351
		107,551
	ELECTRONICS - 0.3%
45,000	Itron, Inc., 5.00%, 1/15/26 (a)	46,631
150,000	Sensata Technologies, Inc., 4.38%, 2/15/30 (a)	152,913
		199,544

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ENERGY-ALTERNATE SOURCES - 0.1%
$100,000	TerraForm Power Operating LLC, 5.00%, 1/31/28 (a)	$105,731
	ENGINEERING & CONSTRUCTION - 0.8%
	AECOM
229,000	5.88%, 10/15/24	253,432
150,000	5.13%, 3/15/27	161,250
45,000	frontdoor, Inc., 6.75%, 8/15/26 (a)	49,050
90,000	New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26 (a)	94,275
35,000	TopBuild Corp., 5.63%, 5/1/26 (a)	36,575
		594,582
	ENTERTAINMENT - 1.8%
75,000	Boyne USA, Inc., 7.25%, 5/1/25 (a)	81,562
35,000	Cedar Fair LP, 5.25%, 7/15/29 (a)	37,712
400,000	Churchill Downs, Inc., 4.75%, 1/15/28 (a)	413,000
25,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23 (a)	26,250
	Eldorado Resorts, Inc.
100,000	6.00%, 4/1/25	105,000
25,000	6.00%, 9/15/26	27,531
5,000	Jacobs Entertainment, Inc., 7.88%, 2/1/24 (a)	5,313
200,000	Live Nation Entertainment, Inc., 4.88%, 11/1/24 (a)	207,000
200,000	Merlin Entertainments PLC, 5.75%, 6/15/26 (a)	219,000
100,000	Six Flags Entertainment Corp., 4.88%, 7/31/24 (a)	103,625
45,000	Stars Group Holdings BV / Stars Group US Co.-Borrower LLC, 7.00%, 7/15/26 (a)	48,713
40,000	WMG Acquisition Corp., 5.50%, 4/15/26 (a)	42,100
		1,316,806
	ENVIRONMENTAL CONTROL - 0.6%
200,000	Advanced Disposal Services, Inc., 5.63%, 11/15/24 (a)	208,000
35,000	GFL Environmental, Inc., 5.13%, 12/15/26 (a)	36,798
110,000	Tervita Corp., 7.63%, 12/1/21 (a)	110,687
65,000	Waste Pro USA, Inc., 5.50%, 2/15/26 (a)	67,763
		423,248
	FOOD - 2.1%
	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
200,000	6.63%, 6/15/24	209,332
10,000	7.50%, 3/15/26 (a)	11,225
30,000	5.88%, 2/15/28 (a)	31,875
	Pilgrim's Pride Corp.
400,000	5.75%, 3/15/25 (a)	413,452
100,000	5.88%, 9/30/27 (a)	108,125
Shares/ Principal		Fair Value
	FOOD - 2.1% (Continued)
	Post Holdings, Inc.
$100,000	5.50%, 3/1/25 (a)	$104,750
300,000	5.75%, 3/1/27 (a)	321,750
70,000	5.50%, 12/15/29 (a)	74,641
200,000	Simmons Foods, Inc., 5.75%, 11/1/24 (a)	201,000
		1,476,150
	GAS - 0.3%
200,000	AmeriGas Partners LP / AmeriGas Finance Corp., 5.63%, 5/20/24	216,000
	HAND & MACHINE TOOLS - 0.1%
	Colfax Corp.
55,000	6.00%, 2/15/24 (a)	58,438
25,000	6.38%, 2/15/26 (a)	27,250
		85,688
	HEALTHCARE-PRODUCTS - 1.3%
100,000	Avantor, Inc., 6.00%, 10/1/24 (a)	106,623
40,000	Hill-Rom Holdings, Inc., 4.38%, 9/15/27 (a)	41,150
300,000	Hologic, Inc., 4.38%, 10/15/25 (a)	309,750
450,000	Teleflex, Inc., 4.63%, 11/15/27	476,914
		934,437
	HEALTHCARE-SERVICES - 4.3%
40,000	Catalent Pharma Solutions, Inc., 5.00%, 7/15/27 (a)	41,900
	Centene Corp.
100,000	4.75%, 1/15/25	103,873
120,000	5.38%, 6/1/26 (a)	127,350
30,000	4.25%, 12/15/27 (a)	30,862
30,000	4.63%, 12/15/29 (a)	31,540
25,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28 (a)	25,469
	CHS/Community Health Systems, Inc.
200,000	6.25%, 3/31/23	203,000
175,000	8.00%, 3/15/26 (a)	180,250
292,000	Encompass Health Corp., 5.75%, 11/1/24	295,285
	HCA, Inc.
450,000	5.88%, 2/15/26	511,709
115,000	5.63%, 9/1/28	131,054
20,000	5.88%, 2/1/29	23,125
175,000	Molina Healthcare, Inc., 5.38%, 11/15/22	186,022
100,000	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (a)	105,750
185,000	Select Medical Corp., 6.25%, 8/15/26 (a)	200,266
	Tenet Healthcare Corp.
100,000	4.63%, 7/15/24	102,375
200,000	5.13%, 5/1/25	206,000
255,000	5.13%, 11/1/27 (a)	269,344
	WellCare Health Plans, Inc.
100,000	5.25%, 4/1/25	104,000

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HEALTHCARE-SERVICES - 4.3% (Continued)
$170,000	5.38%, 8/15/26 (a)	$181,050
		3,060,224
	HOME BUILDERS - 3.7%
	Beazer Homes USA, Inc.
150,000	5.88%, 10/15/27	151,500
30,000	7.25%, 10/15/29 (a)	32,025
293,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.25%, 9/15/27 (a)	309,115
	KB Home
210,000	6.88%, 6/15/27	243,075
95,000	4.80%, 11/15/29	97,138
60,000	Mattamy Group Corp., 5.25%, 12/15/27 (a)	62,400
50,000	MDC Holdings, Inc., 6.00%, 1/15/43	52,000
250,000	Meritage Homes Corp., 6.00%, 6/1/25	279,375
	PulteGroup, Inc.
200,000	5.50%, 3/1/26	223,500
400,000	5.00%, 1/15/27	435,600
275,000	Taylor Morrison Communities, Inc., 5.75%, 1/15/28 (a)	299,750
100,000	TRI Pointe Group, Inc., 5.25%, 6/1/27	104,500
100,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.88%, 6/15/24	108,750
90,000	William Lyon Homes, Inc., 6.00%, 9/1/23	93,825
172,000	Williams Scotsman International, Inc., 6.88%, 8/15/23 (a)	181,030
		2,673,583
	HOUSEWARES - 0.1%
70,000	Scotts Miracle-Gro Co./The, 4.50%, 10/15/29 (a)	71,554
	INSURANCE - 1.0%
115,000	Acrisure LLC / Acrisure Finance, Inc., 8.13%, 2/15/24 (a)	125,063
25,000	Amwins Group, Inc., 7.75%, 7/1/26 (a)	27,628
100,000	CNO Financial Group, Inc., 5.25%, 5/30/25	110,750
120,000	Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25 (a)	127,800
	Radian Group, Inc.
100,000	4.50%, 10/1/24	105,750
210,000	4.88%, 3/15/27	221,025
		718,016
	INTERNET - 3.8%
305,000	Cogent Communications Group, Inc., 5.38%, 3/1/22 (a)	318,725
	Match Group, Inc.
150,000	5.00%, 12/15/27 (a)	156,375
155,000	5.63%, 2/15/29 (a)	165,075
200,000	Netflix, Inc., 4.38%, 11/15/26	205,000
100,000	NortonLifeLock, Inc., 5.00%, 4/15/25 (a)	102,173
Shares/ Principal		Fair Value
	INTERNET - 3.8% (Continued)
	VeriSign, Inc.
$200,000	5.25%, 4/1/25	$220,462
600,000	4.75%, 7/15/27	633,000
	Zayo Group LLC / Zayo Capital, Inc.
500,000	6.00%, 4/1/23	511,250
400,000	5.75%, 1/15/27 (a)	406,500
		2,718,560
	INVESTMENT COMPANIES - 1.5%
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
200,000	6.25%, 2/1/22	203,800
150,000	4.75%, 9/15/24 (a)	154,125
600,000	6.38%, 12/15/25	629,250
90,000	6.25%, 5/15/26	95,850
		1,083,025
	IRON & STEEL - 2.6%
	AK Steel Corp.
200,000	7.50%, 7/15/23	208,000
200,000	6.38%, 10/15/25	200,000
	Allegheny Technologies, Inc.
150,000	7.88%, 8/15/23	168,124
75,000	5.88%, 12/1/27	78,750
400,000	Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25 (a)	422,000
	Cleveland-Cliffs, Inc.
122,000	5.75%, 3/1/25	120,399
200,000	5.88%, 6/1/27 (a)	192,000
	Commercial Metals Co.
75,000	5.75%, 4/15/26	78,375
100,000	5.38%, 7/15/27	105,000
75,000	Mineral Resources Ltd., 8.13%, 5/1/27 (a)	82,313
200,000	United States Steel Corp., 6.88%, 8/15/25	186,726
		1,841,687
	LEISURE TIME - 0.4%
200,000	Carlson Travel, Inc., 6.75%, 12/15/23 (a)	204,000
100,000	Viking Cruises Ltd., 5.88%, 9/15/27 (a)	106,875
		310,875
	LODGING - 1.6%
75,000	Boyd Gaming Corp., 6.00%, 8/15/26	80,437
	Hilton Domestic Operating Co., Inc.
100,000	4.25%, 9/1/24	101,875
45,000	5.13%, 5/1/26	47,363
45,000	4.88%, 1/15/30	47,673
400,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27	425,000
8,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (a)	8,160
35,000	Marriott Ownership Resorts, Inc., 4.75%, 1/15/28 (a)	35,831

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	LODGING - 1.6% (Continued)
$50,000	Station Casinos LLC, 5.00%, 10/1/25 (a)	$50,875
	Wyndham Destinations, Inc.
75,000	5.75%, 4/1/27	81,375
90,000	4.63%, 3/1/30 (a)	90,225
100,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26 (a)	105,500
100,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)	107,000
		1,181,314
	MACHINERY-DIVERSIFIED - 0.4%
140,000	Cleaver-Brooks, Inc., 7.88%, 3/1/23 (a)	139,650
35,000	Mueller Water Products, Inc., 5.50%, 6/15/26 (a)	36,881
35,000	RBS Global, Inc. / Rexnord LLC, 4.88%, 12/15/25 (a)	36,138
50,000	Stevens Holding Co., Inc., 6.13%, 10/1/26 (a)	54,625
		267,294
	MEDIA - 7.9%
	Altice Financing SA
200,000	6.63%, 2/15/23 (a)	203,500
200,000	7.50%, 5/15/26 (a)	215,000
200,000	Cablevision Systems Corp., 5.88%, 9/15/22	215,500
	CCO Holdings LLC / CCO Holdings Capital Corp.
200,000	5.50%, 5/1/26 (a)	210,750
200,000	5.13%, 5/1/27 (a)	211,000
100,000	5.00%, 2/1/28 (a)	104,932
550,000	5.38%, 6/1/29 (a)	588,500
115,000	4.75%, 3/1/30 (a)	117,073
	CSC Holdings LLC
200,000	5.25%, 6/1/24	215,500
200,000	5.50%, 5/15/26 (a)	211,748
200,000	5.38%, 2/1/28 (a)	213,250
200,000	6.50%, 2/1/29 (a)	223,000
200,000	5.75%, 1/15/30 (a)	213,500
	Diamond Sports Group LLC / Diamond Sports Finance Co.
90,000	5.38%, 8/15/26 (a)	91,040
115,000	6.63%, 8/15/27 (a)	111,837
	DISH DBS Corp.
200,000	6.75%, 6/1/21	210,490
100,000	5.88%, 7/15/22	106,000
200,000	5.88%, 11/15/24	204,375
300,000	7.75%, 7/1/26	317,817
75,000	EW Scripps Co. (The), 5.13%, 5/15/25 (a)	76,688
121,000	Gray Television, Inc., 5.88%, 7/15/26 (a)	128,714
100,000	Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (a)	105,380
150,000	Sirius XM Radio, Inc., 5.50%, 7/1/29 (a)	162,186
Shares/ Principal		Fair Value
	MEDIA - 7.9% (Continued)
	Univision Communications, Inc.
$200,000	5.13%, 5/15/23 (a)	$199,500
200,000	5.13%, 2/15/25 (a)	197,750
200,000	UPC Holding BV, 5.50%, 1/15/28 (a)	202,750
200,000	Virgin Media Finance PLC, 6.00%, 10/15/24 (a)	206,000
200,000	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)	211,750
150,000	Ziggo BV, 5.50%, 1/15/27 (a)	159,375
		5,634,905
	METAL FABRICATE & HARDWARE - 0.4%
145,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27 (a)	149,531
100,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (a)	101,875
		251,406
	MINING - 1.5%
85,000	FMG Resources August 2006 Pty Ltd., 4.50%, 9/15/27 (a)	87,125
347,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22	351,337
	Hudbay Minerals, Inc.
200,000	7.25%, 1/15/23 (a)	207,375
100,000	7.63%, 1/15/25 (a)	105,550
100,000	New Gold, Inc., 6.25%, 11/15/22 (a)	99,531
	Novelis Corp.
100,000	6.25%, 8/15/24 (a)	104,875
100,000	5.88%, 9/30/26 (a)	106,411
		1,062,204
	OFFICE & BUSINESS EQUIPMENT - 0.6%
	CDW LLC / CDW Finance Corp.
200,000	5.50%, 12/1/24	222,000
200,000	5.00%, 9/1/25	209,000
		431,000
	OIL & GAS - 6.0%
150,000	Aker BP ASA, 4.75%, 6/15/24 (a)	155,625
95,000	Berry Petroleum Co. LLC, 7.00%, 2/15/26 (a)	87,994
	Calumet Specialty Products Partners LP / Calumet Finance Corp.
50,000	7.75%, 4/15/23	49,875
75,000	11.00%, 4/15/25 (a)	81,562
74,000	Chesapeake Energy Corp., 11.50%, 1/1/25 (a)	69,930
	CNX Resources Corp.
175,000	5.88%, 4/15/22	175,123
50,000	7.25%, 3/14/27 (a)	43,735
	Comstock Resources, Inc.
225,000	9.75%, 8/15/26	204,187
155,000	Covey Park Energy 7.50%, 5/15/25 (a)	133,300

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	OIL & GAS - 6.0% (Continued)
$500,000	CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22	$506,250
	Denbury Resources, Inc.
100,000	9.00%, 5/15/21 (a)	96,750
30,000	7.75%, 2/15/24 (a)	26,550
65,000	Extraction Oil & Gas, Inc., 5.63%, 2/1/26 (a)	39,000
80,000	Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28 (a)	76,000
50,000	Indigo Natural Resources LLC, 6.88%, 2/15/26 (a)	47,000
35,000	Jagged Peak Energy LLC, 5.88%, 5/1/26	36,137
55,000	Matador Resources Co., 5.88%, 9/15/26	55,138
100,000	Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26 (a)	76,000
	Murphy Oil Corp.
100,000	5.75%, 8/15/25	104,595
80,000	5.88%, 12/1/27	84,000
75,000	Nabors Industries, Inc., 5.75%, 2/1/25	67,500
55,210	Northern Oil and Gas, Inc., 8.50%, 5/15/23 (b)	57,142
85,000	Oasis Petroleum, Inc., 6.25%, 5/1/26 (a)	70,550
40,000	Parkland Fuel Corp., 5.88%, 7/15/27 (a)	43,014
200,000	PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 6/15/25	213,500
30,000	PDC Energy, Inc., 5.75%, 5/15/26	29,925
100,000	Precision Drilling Corp., 7.75%, 12/15/23	99,750
200,000	Range Resources Corp., 5.00%, 3/15/23	183,964
125,000	SM Energy Co., 6.63%, 1/15/27	122,857
	Southwestern Energy Co.
100,000	6.20%, 1/23/25	91,720
150,000	7.50%, 4/1/26	138,750
	Sunoco LP / Sunoco Finance Corp.
350,000	5.50%, 2/15/26	363,125
170,000	6.00%, 4/15/27	181,475
31,150	Transocean Guardian Ltd., 5.88%, 1/15/24 (a),(d)	31,851
22,250	Transocean Pontus Ltd., 6.13%, 8/1/25 (a),(d)	22,806
380,000	W&T Offshore, Inc., 9.75%, 11/1/23 (a)	362,425
58,000	WPX Energy, Inc., 8.25%, 8/1/23	66,700
		4,295,805
	OIL & GAS SERVICES - 0.7%
65,000	Apergy Corp., 6.38%, 5/1/26	68,575
100,000	Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28 (a)	103,000
125,000	CSI Compressco LP / CSI Compressco Finance, Inc., 7.50%, 4/1/25 (a)	122,812
35,000	Nine Energy Service, Inc., 8.75%, 11/1/23 (a)	28,350
50,000	SESI LLC, 7.75%, 9/15/24	33,250
135,000	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 4/1/26	141,750
		497,737
Shares/ Principal		Fair Value
	PACKAGING & CONTAINERS - 2.7%
$200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 8/15/27 (a)	$210,504
200,000	Ball Corp., 5.25%, 7/1/25	222,750
	Berry Global, Inc.
150,000	4.50%, 2/15/26 (a)	154,080
130,000	4.88%, 7/15/26 (a)	137,111
	Cascades, Inc./Cascades USA, Inc.
100,000	5.13%, 1/15/26 (a)	102,750
50,000	5.38%, 1/15/28 (a)	51,375
55,000	Greif, Inc., 6.50%, 3/1/27 (a)	59,400
100,000	Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24 (a)	103,010
100,000	Plastipak Holdings, Inc., 6.25%, 10/15/25 (a)	86,246
500,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.13%, 7/15/23 (a)	511,875
300,000	Silgan Holdings, Inc., 4.75%, 3/15/25	306,750
		1,945,851
	PHARMACEUTICALS - 2.2%
60,000	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)	68,328
	Bausch Health Cos., Inc.
280,000	5.88%, 5/15/23 (a)	282,450
250,000	7.00%, 3/15/24 (a)	260,000
500,000	6.13%, 4/15/25 (a)	516,615
60,000	5.50%, 11/1/25 (a)	62,700
30,000	5.75%, 8/15/27 (a)	32,550
30,000	7.00%, 1/15/28 (a)	33,114
55,000	5.00%, 1/30/28 (a)	56,451
60,000	5.25%, 1/30/30 (a)	62,220
195,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (a)	194,025
20,000	Vizient, Inc., 6.25%, 5/15/27 (a)	21,400
		1,589,853
	PIPELINES - 4.0%
100,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	112,446
	Cheniere Energy Partners LP
350,000	5.25%, 10/1/25	364,731
90,000	4.50%, 10/1/29 (a)	92,484
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
100,000	5.75%, 4/1/25	102,250
140,000	5.63%, 5/1/27 (a)	141,925
255,000	DCP Midstream Operating LP, 5.38%, 7/15/25	277,312
	Genesis Energy LP / Genesis Energy Finance Corp.
125,000	6.50%, 10/1/25	120,937
150,000	6.25%, 5/15/26	143,250

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	PIPELINES - 4.0% (Continued)
	Global Partners LP / GLP Finance Corp.
$200,000	7.00%, 6/15/23	$206,000
65,000	7.00%, 8/1/27 (a)	69,063
70,000	Hess Midstream Operations LP, 5.63%, 2/15/26 (a)	72,862
200,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.00%, 8/1/24 (a)	208,500
	NGL Energy Partners LP / NGL Energy Finance Corp.
200,000	7.50%, 11/1/23	200,000
197,000	7.50%, 4/15/26 (a)	190,598
	NuStar Logistics LP
215,000	6.00%, 6/1/26	227,363
50,000	5.63%, 4/28/27	51,375
100,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (a)	100,500
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
70,000	5.88%, 4/15/26	74,375
100,000	5.00%, 1/15/28	102,000
		2,857,971
	REAL ESTATE - 1.2%
350,000	Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/25 (a)	352,558
35,000	Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (a)	36,313
175,000	Hunt Cos., Inc., 6.25%, 2/15/26 (a)	172,813
300,000	Kennedy-Wilson, Inc., 5.88%, 4/1/24	307,500
		869,184
	REITS - 3.7%
90,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 5/15/26 (a)	94,950
200,000	CoreCivic, Inc., 4.75%, 10/15/27	173,000
300,000	GEO Group, Inc./The, 5.13%, 4/1/23	281,250
100,000	HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24 (a)	105,125
200,000	Iron Mountain, Inc., 4.88%, 9/15/27 (a)	206,500
100,000	iStar, Inc., 4.25%, 8/1/25	101,096
300,000	Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp., 5.25%, 10/1/25 (a)	311,250
500,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.63%, 5/1/24	546,870
400,000	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	424,000
100,000	SBA Communications Corp., 4.88%, 9/1/24	103,750
145,000	Starwood Property Trust, Inc., 4.75%, 3/15/25	152,975
Shares/ Principal		Fair Value
	REITS - 3.7% (Continued)
	VICI Properties LP / VICI Note Co., Inc.
$25,000	4.25%, 12/1/26 (a)	$25,750
125,000	4.63%, 12/1/29 (a)	130,313
		2,656,829
	RETAIL - 4.1%
650,000	1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25 (a)	671,125
	KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
100,000	5.25%, 6/1/26 (a)	105,500
200,000	4.75%, 6/1/27 (a)	210,500
	L Brands, Inc.
100,000	7.50%, 6/15/29	103,000
100,000	6.88%, 11/1/35	89,500
50,000	Murphy Oil USA, Inc., 4.75%, 9/15/29	52,803
	QVC, Inc.
300,000	5.13%, 7/2/22	315,665
100,000	4.45%, 2/15/25	103,429
100,000	Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/1/25	104,713
100,000	Staples, Inc., 7.50%, 4/15/26 (a)	103,750
	Suburban Propane Partners LP/Suburban Energy Finance Corp.
250,000	5.50%, 6/1/24	256,875
100,000	5.88%, 3/1/27	104,000
50,000	Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26 (a)	53,688
	Yum! Brands, Inc.
500,000	3.88%, 11/1/23	515,000
125,000	4.75%, 1/15/30 (a)	130,938
		2,920,486
	SEMICONDUCTORS - 1.1%
100,000	Amkor Technology, Inc., 6.63%, 9/15/27 (a)	110,125
200,000	Entegris, Inc., 4.63%, 2/10/26 (a)	207,000
	Qorvo, Inc.
160,000	5.50%, 7/15/26	170,400
260,000	4.38%, 10/15/29 (a)	272,350
		759,875
	SOFTWARE - 1.5%
25,000	ACI Worldwide, Inc., 5.75%, 8/15/26 (a)	26,937
40,000	Camelot Finance SA, 4.50%, 11/1/26 (a)	41,100
50,000	CDK Global, Inc., 5.88%, 6/15/26	53,414
50,000	Dun & Bradstreet Corp. (The), 6.88%, 8/15/26 (a)	55,187
	Fair Isaac Corp.
60,000	5.25%, 5/15/26 (a)	66,000
120,000	4.00%, 6/15/28 (a)	120,900
200,000	IQVIA, Inc., 5.00%, 10/15/26 (a)	211,000
	MSCI, Inc.
145,000	5.38%, 5/15/27 (a)	156,238
See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SOFTWARE - 1.5% (Continued)
$60,000	4.00%, 11/15/29 (a)	$60,825
100,000	Nuance Communications, Inc., 5.63%, 12/15/26	106,574
100,000	PTC, Inc., 6.00%, 5/15/24	104,375
100,000	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)	106,750
		1,109,300
	TELECOMMUNICATIONS - 10.4%
	Altice France SA/France
300,000	7.38%, 5/1/26 (a)	322,092
200,000	5.50%, 1/15/28 (a)	205,510
200,000	C&W Senior Financing DAC, 7.50%, 10/15/26 (a)	216,572
	CenturyLink, Inc.
500,000	5.80%, 3/15/22	525,635
100,000	7.50%, 4/1/24	112,750
130,000	5.13%, 12/15/26 (a)	132,292
100,000	6.88%, 1/15/28	110,250
150,000	7.60%, 9/15/39	156,750
85,000	7.65%, 3/15/42	89,037
	CommScope, Inc.
95,000	5.50%, 3/1/24 (a)	99,037
100,000	5.50%, 6/15/24 (a)	101,252
65,000	6.00%, 3/1/26 (a)	69,144
200,000	DKT Finance ApS, 9.38%, 6/17/23 (a)	212,790
195,000	Frontier Communications Corp., 8.50%, 4/1/26 (a)	197,437
	Hughes Satellite Systems Corp.
150,000	5.25%, 8/1/26	164,625
250,000	6.63%, 8/1/26	277,500
200,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24 (a)	205,250
190,000	Level 3 Financing, Inc., 4.63%, 9/15/27 (a)	194,522
100,000	Nokia Oyj, 4.38%, 6/12/27	104,250
475,000	Qwest Corp., 6.88%, 9/15/33	477,138
200,000	Sable International Finance Ltd., 5.75%, 9/7/27 (a)	212,000
100,000	Sprint Capital Corp., 6.88%, 11/15/28	107,750
300,000	Sprint Communications, Inc., 6.00%, 11/15/22	314,625
	Sprint Corp.
200,000	7.25%, 9/15/21	211,500
400,000	7.88%, 9/15/23	441,332
300,000	7.13%, 6/15/24	323,625
50,000	7.63%, 3/1/26	55,140
100,000	Telecom Italia Capital SA, 6.00%, 9/30/34	107,250
	Telesat Canada / Telesat LLC
75,000	4.88%, 6/1/27 (a)	76,313
60,000	6.50%, 10/15/27 (a)	62,550
	T-Mobile USA, Inc.
700,000	6.38%, 3/1/25	723,331
Shares/ Principal		Fair Value
	TELECOMMUNICATIONS - 10.4% (Continued)
$200,000	6.50%, 1/15/26	$214,442
150,000	4.75%, 2/1/28	157,172
415,000	ViaSat, Inc., 5.63%, 4/15/27 (a)	444,050
		7,424,913
	TEXTILES - 0.2%
155,000	Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50%, 5/1/25 (a)	122,450
	TRANSPORTATION - 0.7%
100,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 7/15/23 (a)	98,981
368,000	XPO Logistics, Inc., 6.50%, 6/15/22 (a)	374,992
		473,973
	TRUCKING & LEASING - 0.3%
	Fortress Transportation & Infrastructure Investors LLC
145,000	6.75%, 3/15/22 (a)	151,162
85,000	6.50%, 10/1/25 (a)	89,718
		240,880
	TOTAL CORPORATE BONDS AND NOTES (Cost - $67,919,727)	70,203,652
	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUNDS - 0.6%
441,981	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (c)(Cost - $441,981)	441,981
	TOTAL INVESTMENTS - 98.6% (Cost - $68,361,708)	$70,645,633
	OTHER ASSETS LESS LIABILITIES - NET 1.4%	981,676
	TOTAL NET ASSETS - 100.0%	$71,627,309

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $39,271,358 or 54.8% of net assets.

(b)  PIK - Pay-in-kind security.

(c)  The rate shown is the annualized seven-day yield at period end.

(d)  Sinking bond security.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2019

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Ultra Future	Morgan Stanley & Co. LLC	3	3/20/2020	$422,109	$(6,328)
U.S. 2 Year Note Future	JP Morgan Securities LLC	4	3/31/2020	862,000	(782)
U.S. Long Bond Future	JP Morgan Securities LLC	4	3/20/2020	623,625	(13,877)
					(20,987)
SHORT FUTURES CONTRACTS
U.S. 10 Year Note Future	JP Morgan Securities LLC	7	3/20/2020	898,953	7,719
U.S. 5 Year Note Future	JP Morgan Securities LLC	8	3/31/2020	948,875	3,495
					11,214
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(9,773)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio outperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio posted a return of 9.49% compared to a benchmark return of 8.72%, a difference of 77 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Security selection was the main driver of the Portfolio's excess return in 2019. More specifically, credit curve positioning and selection of investment-grade industrial and financial holdings within corporate credit drove the Portfolio's outperformance. Within the securitized sector, selection of mortgage-backed securities (MBS) further contributed to results. Selection of sovereign debt in Mexico and Indonesia further benefited returns within emerging market debt. These gains were partly offset by selection of U.S. government debt.

The Portfolio's cross-sector strategy contributed to returns in 2019, primarily driven by an overweight exposure to investment-grade corporate credit. The Portfolio's overweight exposure to MBS and collateralized loan obligations (CLOs) further benefited returns. A long position in U.S. rates, which is paired to the Portfolio's credit exposure, was also additive for returns.

The Portfolio's country relative value strategy contributed to performance. This was driven by a long position in euro rates versus short positions in Japanese, Norwegian and UK rates. Furthermore, a long position in 10-year Treasury inflation-protected securities versus UK inflation further contributed to returns. These gains were partly offset by exposure to the New Zealand dollar.

The Portfolio's duration strategy contributed to returns over the year, primarily due to tactical duration positioning, as did exposure to the U.S. yield curve.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was underweight U.S rates. The Portfolio had overweight positions in agency MBS, asset-backed securities (ABS), corporate credit, and emerging market sovereign debt.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	November 1, 2017	9.49%	3.92%	0.47%	0.44%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	4.11%

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Agency Mortgage Backed Securities	62.3%
Corporate Bonds and Notes	44.7%
Asset Backed and Commercial Backed Securities	7.4%
Municipal Bonds	1.4%
Sovereign Debts	1.0%
Short-Term Investments	2.0%
Other Assets Less Liabilities - Net	(18.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Securities sold short and derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	AGENCY MORTGAGE BACKED SECURITIES - 62.3%
	FEDERAL FARM CREDIT BANKS FUNDING CORPORATION - 1.2%
	Federal Farm Credit Banks Funding Corp.
$370,000	3.43%, 12/6/28	$408,833
210,000	5.27%, 5/1/29	265,748
360,000	3.29%, 1/25/30	395,137
		1,069,718
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 28.1%
	Freddie Mac Gold Pool
436,320	4.00%, 3/1/48	455,342
533,178	4.00%, 4/1/48	556,423
	Freddie Mac Pool
1,872,118	4.00%, 1/1/49	1,985,723
1,000,000	3.00%, 5/1/49	1,011,117
2,420,307	5.00%, 10/1/49	2,584,771
16,999,998	2.50%, 11/1/49	16,859,418
999,900	2.50%, 12/1/49	989,044
1,000,000	2.50%, 1/1/50	989,173
		25,431,011
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.1%
	Fannie Mae Pool
656,684	4.50%, 6/1/31	696,928
754,667	5.00%, 11/1/48	830,449
	Federal National Mortgage Association
4,000,000	3.00%, 1/1/50 (a)	4,056,250
3,000,000	4.00%, 1/1/50 (a)	3,120,000
2,000,000	4.50%, 1/1/50 (a)	2,105,312
1,000,000	5.00%, 1/1/50 (a)	1,069,063
		11,878,002
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 19.9%
	Ginnie Mae II Pool
619,458	4.50%, 2/20/48	652,567
741,210	4.50%, 5/20/48	780,196
900,924	4.50%, 8/20/48	948,312
3,303,026	4.50%, 9/20/48	3,472,062
1,210,440	5.00%, 10/20/48	1,272,901
77,291	5.00%, 11/20/48	82,402
1,460,092	5.00%, 1/20/49	1,540,741
983,236	5.00%, 3/20/49	1,043,794
	Government National Mortgage Association
7,000,000	3.00%, 1/20/50 (a)	7,189,219
1,000,000	5.00%, 1/20/50 (a)	1,051,563
		18,033,757
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $56,097,675)	56,412,488
Shares/ Principal		Fair Value
	CORPORATE BONDS AND NOTES - 44.7%
	AEROSPACE & DEFENSE - 2.4%
	Boeing Co. (The)
$150,000	2.60%, 10/30/25	$152,060
100,000	3.45%, 11/1/28	105,955
	General Dynamics Corp.
125,000	2.19%, (3 Month US Libor + 0.29%), 5/11/20 (b)	125,072
150,000	2.88%, 5/11/20	150,520
300,000	Lockheed Martin Corp., 3.55%, 1/15/26	321,858
	Northrop Grumman Corp.
350,000	2.93%, 1/15/25	360,920
300,000	3.25%, 1/15/28	313,101
50,000	4.75%, 6/1/43	60,435
	United Technologies Corp.
50,000	2.55%, (3 Month US Libor + 0.65%), 8/16/21 (b)	50,006
50,000	3.35%, 8/16/21	51,200
275,000	3.95%, 8/16/25	299,909
75,000	4.13%, 11/16/28	84,382
25,000	4.05%, 5/4/47	28,679
50,000	4.63%, 11/16/48	62,659
		2,166,756
	AGRICULTURE - 0.5%
175,000	Altria Group, Inc., 3.80%, 2/14/24	184,287
25,000	BAT Capital Corp., 4.76%, 9/6/49	25,849
	Reynolds American, Inc.
200,000	3.25%, 6/12/20	200,910
75,000	4.45%, 6/12/25	80,766
		491,812
	AUTO MANUFACTURERS - 0.2%
50,000	General Motors Co., 4.00%, 4/1/25	52,712
	General Motors Financial Co., Inc.
75,000	4.30%, 7/13/25	80,171
25,000	5.65%, 1/17/29	28,270
		161,153
	BANKS - 12.7%
200,000	Banco Santander SA, 4.25%, 4/11/27	215,137
	Bank of America Corp.
250,000	2.82%, (3 Month US Libor + 0.93%), 7/21/23 (b)	253,999
225,000	3.86%, (3 Month US Libor + 0.94%), 7/23/24 (b)	236,786
150,000	4.20%, 8/26/24	161,072
175,000	3.25%, 10/21/27	182,430
25,000	4.18%, 11/25/27	27,111
108,000	3.42%, (3 Month US Libor + 1.04%), 12/20/28 (b)	113,416
125,000	4.27%, (3 Month US Libor + 1.31%), 7/23/29 (b)	138,939

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	BANKS - 12.7% (Continued)
$100,000	2.88%, (3 Month US Libor + 0.01%), 10/22/30 (b)	$100,879
100,000	6.11%, 1/29/37	135,173
225,000	Barclays PLC, 4.61%, (3 Month US Libor + 1.40%), 2/15/23 (b)	235,013
	BNP Paribas SA
300,000	3.50%, 3/1/23 (c)	310,463
252,000	3.38%, 1/9/25 (c)	261,736
	BPCE SA
255,000	2.65%, 2/3/21	256,790
250,000	4.00%, 9/12/23 (c)	263,429
	Citigroup, Inc.
200,000	2.70%, 10/27/22	203,330
75,000	4.60%, 3/9/26	82,586
200,000	3.40%, 5/1/26	210,134
50,000	3.67%, (3 Month US Libor + 1.39%), 7/24/28 (b)	53,307
100,000	4.13%, 7/25/28	109,127
100,000	2.98%, (SOFR + 1.42%), 11/5/30 (b)	101,556
300,000	Comerica Bank, 2.50%, 7/23/24	303,641
250,000	Cooperatieve Rabobank UA, 2.37%, (3 Month US Libor + 0.43%), 4/26/21 (b)	250,861
250,000	Credit Suisse AG, 2.10%, 11/12/21	251,183
255,000	Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	283,109
250,000	Deutsche Bank AG, 2.70%, 7/13/20	250,176
250,000	HSBC Bank USA NA, 4.88%, 8/24/20	254,310
150,000	Huntington Bancshares, Inc., 4.00%, 5/15/25	162,099
225,000	ING Groep NV, 4.63%, 1/6/26 (c)	250,292
	JPMorgan Chase & Co.
450,000	4.02%, (3 Month US Libor + 1.00%), 12/5/24 (b)	479,912
225,000	2.30%, (SOFR + 1.16%), 10/15/25 (b)	224,746
225,000	3.30%, 4/1/26	236,846
200,000	2.95%, 10/1/26	206,120
175,000	3.96%, (3 Month US Libor + 1.25%), 1/29/27 (b)	189,933
125,000	3.51%, (3 Month US Libor + 0.95%), 1/23/29 (b)	132,864
275,000	Lloyds Bank PLC, 2.38%, (3 Month US Libor + 0.49%), 5/7/21 (b)	275,895
225,000	Mitsubishi UFJ Financial Group, Inc., 3.75%, 7/18/39	246,673
400,000	Mizuho Financial Group, Inc., 2.60%, 9/11/22	405,310
	Morgan Stanley
125,000	3.74%, (3 Month US Libor + 0.85%), 4/24/24 (b)	130,612
275,000	3.70%, 10/23/24	292,134
75,000	2.72%, (SOFR + 1.15%), 7/22/25 (b)	75,948
400,000	3.63%, 1/20/27	425,926
75,000	3.95%, 4/23/27	80,468
Shares/ Principal		Fair Value
	BANKS - 12.7% (Continued)
$100,000	4.43%, (3 Month US Libor + 1.63%), 1/23/30 (b)	$113,108
150,000	Royal Bank of Canada, 3.20%, 4/30/21	152,679
300,000	Royal Bank of Scotland Group PLC, 4.52%, (3 Month US Libor + 1.55%), 6/25/24 (b)	318,712
225,000	Santander UK PLC, 2.88%, 6/18/24	230,131
375,000	Standard Chartered PLC, 4.25%, (3 Month US Libor + 1.15%), 1/20/23 (b),(c)	388,054
250,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/16/20	250,053
200,000	UBS Group AG, 2.65%, 2/1/22 (c)	202,057
	Wells Fargo & Co.
125,000	3.55%, 9/29/25	132,364
325,000	3.00%, 10/23/26	333,094
100,000	4.30%, 7/22/27	109,589
25,000	4.15%, 1/24/29	27,849
125,000	Westpac Banking Corp., 4.11%, (5 Year US CMT + 2.00%), 7/24/34 (b)	131,043
		11,450,204
	BEVERAGES - 2.0%
	Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc.
200,000	4.70%, 2/1/36	231,751
450,000	4.90%, 2/1/46	533,755
	Anheuser-Busch InBev Worldwide, Inc.
175,000	4.75%, 1/23/29	202,855
50,000	5.55%, 1/23/49	64,966
	Constellation Brands, Inc.
175,000	2.61%, (3 Month US Libor + 0.70%), 11/15/21 (b)	175,030
200,000	4.40%, 11/15/25	218,555
100,000	3.60%, 2/15/28	105,827
125,000	3.15%, 8/1/29	126,434
125,000	Keurig Dr Pepper, Inc., 4.06%, 5/25/23	131,838
		1,791,011
	BIOTECHNOLOGY - 0.2%
175,000	Amgen, Inc., 3.13%, 5/1/25	182,588
	CHEMICALS - 0.5%
325,000	DuPont de Nemours, Inc., 4.21%, 11/15/23	347,733
100,000	Sherwin-Williams Co. (The), 4.50%, 6/1/47	113,668
		461,401
	COMMERCIAL SERVICES - 0.5%
	Global Payments, Inc.
75,000	2.65%, 2/15/25	75,341
50,000	3.20%, 8/15/29	50,961
225,000	PayPal Holdings, Inc., 2.65%, 10/1/26	228,160
50,000	S&P Global, Inc., 2.95%, 1/22/27	51,649
		406,111

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	COMPUTERS - 1.2%
	Apple, Inc.
$175,000	2.75%, 1/13/25	$180,836
175,000	3.25%, 2/23/26	185,338
200,000	2.45%, 8/4/26	202,856
	Dell International LLC / EMC Corp.
200,000	5.45%, 6/15/23 (c)	216,948
175,000	6.02%, 6/15/26 (c)	201,460
	Hewlett Packard Enterprise Co.
50,000	4.90%, 10/15/25	55,579
60,000	6.35%, 10/15/45	72,248
		1,115,265
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24	189,721
175,000	Air Lease Corp., 3.75%, 6/1/26	182,983
175,000	American Express Co., 3.63%, 12/5/24	185,024
75,000	Avolon Holdings Funding Ltd., 3.95%, 7/1/24 (c)	78,158
250,000	GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	260,497
75,000	Nuveen LLC, 4.00%, 11/1/28 (c)	83,525
575,000	Visa, Inc., 3.15%, 12/14/25	607,927
		1,587,835
	ELECTRIC - 2.1%
50,000	Alliant Energy Finance LLC, 3.75%, 6/15/23 (c)	52,196
175,000	Arizona Public Service Co., 2.95%, 9/15/27	179,744
	Berkshire Hathaway Energy Co.
50,000	3.25%, 4/15/28	52,866
74,000	6.13%, 4/1/36	101,654
175,000	Dominion Energy, Inc., 3.07%, 8/15/24 (d)	180,279
25,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	28,071
200,000	Duke Energy Corp., 3.15%, 8/15/27	206,118
175,000	Entergy Corp., 2.95%, 9/1/26	177,828
75,000	MidAmerican Energy Co., 3.65%, 4/15/29	82,017
150,000	NRG Energy, Inc., 3.75%, 6/15/24 (c)	155,108
	Sempra Energy
50,000	2.50%, (3 Month US Libor + 0.50%), 1/15/21 (b)	50,008
125,000	3.40%, 2/1/28	129,585
100,000	Southern California Edison Co., 4.20%, 3/1/29	110,713
350,000	Southern Co. (The), 3.25%, 7/1/26	364,662
		1,870,849
	ELECTRONICS - 0.2%
125,000	Roper Technologies, Inc., 4.20%, 9/15/28	137,000
	ENGINEERING & CONSTRUCTION - 0.2%
200,000	Mexico City Airport Trust, 3.88%, 4/30/28 (c)	204,252
Shares/ Principal		Fair Value
	ENVIRONMENTAL CONTROL - 0.3%
$150,000	Republic Services, Inc., 2.50%, 8/15/24	$151,718
100,000	Waste Management, Inc., 3.20%, 6/15/26	104,768
		256,486
	FOOD - 0.7%
375,000	General Mills, Inc., 2.54%, (3 Month US Libor + 0.54%), 4/16/21 (b)	376,210
	Mars, Inc.
50,000	2.70%, 4/1/25 (c)	51,168
75,000	3.20%, 4/1/30 (c)	79,442
125,000	Tyson Foods, Inc., 3.90%, 9/28/23	132,557
		639,377
	GAS - 0.6%
	NiSource, Inc.
125,000	3.65%, 6/15/23	130,215
400,000	3.49%, 5/15/27	420,809
		551,024
	HAND & MACHINE TOOLS - 0.2%
125,000	Stanley Black & Decker, Inc., 4.25%, 11/15/28	141,030
	HEALTHCARE-PRODUCTS - 0.4%
	DH Europe Finance II SARL
125,000	2.20%, 11/15/24	125,168
50,000	2.60%, 11/15/29	49,819
200,000	Thermo Fisher Scientific, Inc., 3.65%, 12/15/25	213,824
		388,811
	HEALTHCARE-SERVICES - 0.4%
225,000	Sutter Health, 4.09%, 8/15/48	246,157
125,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	153,930
		400,087
	INSURANCE - 1.4%
200,000	AIA Group Ltd., 3.20%, 3/11/25 (c)	205,222
	American International Group, Inc.
175,000	3.90%, 4/1/26	187,976
75,000	4.20%, 4/1/28	82,561
150,000	Arch Capital Finance LLC, 5.03%, 12/15/46	187,594
50,000	Great-West Lifeco Finance 2018 LP, 4.05%, 5/17/28 (c)	55,244
100,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29	114,014
275,000	MetLife, Inc., 3.60%, 11/13/25	295,534
75,000	Principal Financial Group, Inc., 3.10%, 11/15/26	77,663
50,000	XLIT Ltd., 4.45%, 3/31/25	54,481
		1,260,289

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	INTERNET - 0.8%
	Amazon.com, Inc.
$475,000	5.20%, 12/3/25	$554,045
100,000	3.15%, 8/22/27	105,978
50,000	3.88%, 8/22/37	56,830
		716,853
	INVESTMENT COMPANIES - 0.2%
200,000	Huarong Finance 2019 Co. Ltd., 3.75%, 5/29/24	204,198
	LODGING - 0.1%
100,000	Marriott International, Inc., 2.30%, 1/15/22	100,474
	MEDIA - 1.4%
	Comcast Corp.
275,000	3.70%, 4/15/24	293,313
125,000	3.95%, 10/15/25	136,427
325,000	4.15%, 10/15/28	366,062
125,000	4.25%, 10/15/30	142,983
	Fox Corp.
75,000	4.03%, 1/25/24 (c)	79,924
50,000	4.71%, 1/25/29 (c)	57,019
200,000	Walt Disney Co. (The), 3.70%, 9/15/24	214,068
		1,289,796
	MINING - 0.3%
250,000	Glencore Funding LLC, 4.63%, 4/29/24 (c)	265,050
	MISCELLANEOUS MANUFACTURING - 0.1%
	General Electric Co.
25,000	2.70%, 10/9/22	25,346
75,000	3.10%, 1/9/23	76,631
		101,977
	OIL & GAS - 2.1%
	BP Capital Markets America, Inc.
25,000	3.22%, 4/14/24	26,102
75,000	3.41%, 2/11/26	79,913
100,000	4.23%, 11/6/28	113,105
175,000	BP Capital Markets PLC, 3.72%, 11/28/28	190,857
400,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	445,600
	Marathon Petroleum Corp.
75,000	3.63%, 9/15/24	78,783
50,000	3.80%, 4/1/28	52,635
100,000	Noble Energy, Inc., 3.25%, 10/15/29	101,358
	Occidental Petroleum Corp.
425,000	2.90%, 8/15/24	431,944
25,000	3.20%, 8/15/26	25,300
150,000	Phillips 66, 3.90%, 3/15/28	163,643
125,000	Pioneer Natural Resources Co., 3.95%, 7/15/22	129,737
50,000	Total Capital International SA, 3.46%, 7/12/49	52,608
		1,891,585
Shares/ Principal		Fair Value
	OIL & GAS SERVICES - 0.1%
$75,000	Halliburton Co., 3.80%, 11/15/25	$80,009
	PHARMACEUTICALS - 2.1%
	AbbVie, Inc.
125,000	3.75%, 11/14/23	131,578
125,000	4.05%, 11/21/39 (c)	131,382
325,000	4.25%, 11/21/49 (c)	345,091
	Bristol-Myers Squibb Co.
360,000	3.88%, 8/15/25 (c)	389,168
25,000	3.90%, 2/20/28 (c)	27,560
	Cigna Corp.
400,000	3.75%, 7/15/23	419,518
50,000	4.90%, 12/15/48	59,725
	CVS Health Corp.
25,000	3.88%, 7/20/25	26,628
75,000	4.78%, 3/25/38	85,265
50,000	5.05%, 3/25/48	59,251
100,000	McKesson Corp., 2.85%, 3/15/23	101,572
150,000	Pfizer, Inc., 3.45%, 3/15/29	161,652
		1,938,390
	PIPELINES - 1.9%
	Energy Transfer Operating LP
175,000	4.20%, 9/15/23	183,768
100,000	5.25%, 4/15/29	112,371
50,000	5.30%, 4/15/47	53,377
300,000	Enterprise Products Operating LLC, 3.70%, 2/15/26	319,394
25,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44	28,806
	MPLX LP
50,000	4.80%, 2/15/29	54,880
100,000	4.50%, 4/15/38	101,757
25,000	4.70%, 4/15/48	25,473
	Sabine Pass Liquefaction LLC
100,000	5.63%, 4/15/23	108,842
275,000	5.63%, 3/1/25	309,735
100,000	5.00%, 3/15/27	110,079
100,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47	108,728
175,000	Williams Cos., Inc. (The), 4.00%, 9/15/25	185,683
		1,702,893
	REITS - 2.0%
	Alexandria Real Estate Equities, Inc.
75,000	3.80%, 4/15/26	80,187
75,000	3.38%, 8/15/31	77,962
100,000	American Homes 4 Rent LP, 4.90%, 2/15/29	112,009
200,000	American Tower Corp., 3.38%, 5/15/24	207,340
75,000	Camden Property Trust, 3.15%, 7/1/29	78,124

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	REITS - 2.0% (Continued)
	Crown Castle International Corp.
$100,000	3.15%, 7/15/23	$103,190
75,000	3.65%, 9/1/27	79,374
75,000	CubeSmart LP, 4.38%, 12/15/23	79,863
75,000	Essex Portfolio LP, 3.00%, 1/15/30	75,907
150,000	Federal Realty Investment Trust, 3.25%, 7/15/27	155,529
100,000	Kilroy Realty LP, 4.75%, 12/15/28	113,483
125,000	Regency Centers LP, 2.95%, 9/15/29	124,929
100,000	Spirit Realty LP, 3.40%, 1/15/30	100,526
	VEREIT Operating Partnership, LP
200,000	4.63%, 11/1/25	219,021
75,000	4.88%, 6/1/26	83,099
75,000	WP Carey, Inc., 3.85%, 7/15/29	79,213
		1,769,756
	RETAIL - 0.6%
50,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (c)	51,431
	Dollar Tree, Inc.
75,000	4.00%, 5/15/25	80,242
125,000	4.20%, 5/15/28	134,093
50,000	Home Depot, Inc. (The), 3.90%, 12/6/28	56,154
150,000	Starbucks Corp., 3.80%, 8/15/25	161,639
75,000	Walmart, Inc., 4.05%, 6/29/48	88,901
		572,460
	SAVINGS & LOANS - 0.2%
200,000	Nationwide Building Society, 3.96%, (3 Month US Libor + 1.86%), 7/18/30 (b),(c)	214,870
	SEMICONDUCTORS - 1.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
240,000	3.63%, 1/15/24	248,742
225,000	3.13%, 1/15/25	227,742
	Broadcom, Inc.
225,000	3.13%, 10/15/22 (c)	229,229
150,000	3.63%, 10/15/24 (c)	155,983
125,000	4.25%, 4/15/26 (c)	132,772
75,000	Microchip Technology, Inc., 3.92%, 6/1/21	76,701
75,000	NVIDIA Corp., 3.20%, 9/16/26	78,762
		1,149,931
	SOFTWARE - 0.7%
	Fiserv, Inc.
50,000	3.80%, 10/1/23	52,817
150,000	2.75%, 7/1/24	152,650
150,000	3.20%, 7/1/26	155,347
100,000	4.20%, 10/1/28	110,925
150,000	Microsoft Corp., 3.70%, 8/8/46	169,613
		641,352
Shares/ Principal		Fair Value
	TELECOMMUNICATIONS - 2.2%
	AT&T, Inc.
$100,000	3.20%, 3/1/22	$102,374
225,000	3.40%, 5/15/25	235,636
100,000	3.60%, 7/15/25	105,855
150,000	4.25%, 3/1/27	164,757
125,000	5.25%, 3/1/37	149,348
50,000	4.90%, 8/15/37	57,571
50,000	4.75%, 5/15/46	56,587
50,000	5.15%, 11/15/46	59,867
50,000	4.50%, 3/9/48	55,240
	Verizon Communications, Inc.
25,000	3.38%, 2/15/25	26,483
313,000	4.33%, 9/21/28	355,245
75,000	3.88%, 2/8/29	82,734
25,000	4.02%, 12/3/29	27,869
100,000	5.25%, 3/16/37	125,593
100,000	5.01%, 4/15/49	128,212
275,000	Vodafone Group PLC, 3.75%, 1/16/24	290,897
		2,024,268
	TRANSPORTATION - 0.1%
75,000	Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	80,066
25,000	FedEx Corp., 3.40%, 2/15/28	25,729
		105,795
	TOTAL CORPORATE BONDS AND NOTES (Cost - $38,160,320)	40,432,998
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 7.4%
337,503	ACIS CLO 2014-4 Ltd, 3.33%, (3 Month US Libor + 1.42%), 5/1/26 (b),(c)	337,331
1,500,000	ASSURANT CLO II LTD, 3.01%, (3 Month US Libor + 1.04%), 4/20/31 (b),(c)	1,483,888
400,000	Catamaran CLO 2013-1 Ltd, 2.79%, (3 Month US Libor + 0.85%), 1/27/28 (b),(c)	398,132
350,000	CBAM 2018-5 Ltd, 3.02%, (3 Month US Libor + 1.02%), 4/17/31 (b),(c)	347,221
102,403	Harben Finance 2017-1 PLC, 1.60%, (3 Month BP Libor + 0.80%), 8/20/56 (b)	135,824
755,356	Kentucky Higher Education Student Loan Corp, 2.38%, (1 Month US Libor + 0.60%), 9/1/28 (b)	752,848
152,133	London Wall Mortgage Capital PLC, 1.64%, (3 Month BP Libor + 0.85%), 11/15/49 (b)	201,882
550,000	OCP CLO 2015-10 Ltd, 2.76%, (3 Month US Libor + 0.82%), 10/26/27 (b),(c)	549,521
305,856	PHEAA Student Loan Trust 2012-1, 2.34%, (1 Month US Libor + 0.55%), 5/25/57 (b),(c)	301,120
481,584	Ripon Mortgages PLC, 1.60%, (3 Month BP Libor + 0.80%), 8/20/56 (b)	638,859

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 7.4% (Continued)
$39,126	Scholar Funding Trust 2010-A, 2.69%, (3 Month US Libor + 0.75%), 10/28/41 (b),(c)	$38,610
1,550,000	TICP CLO X Ltd, 2.97%, (3 Month US Libor + 1.00%), 4/20/31 (b),(c)	1,534,080
	TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $6,790,241)	6,719,316
	MUNICIPAL BONDS - 1.4%
480,000	City of Chicago, 7.75%, 1/1/42	602,126
25,000	New Jersey Turnpike Authority, 7.10%, 1/1/41	38,126
175,000	State of California, 7.60%, 11/1/40	288,874
325,000	State of Illinois, 5.10%, 6/1/33 (g)	350,360
	TOTAL MUNICIPAL BONDS (Cost - $1,216,178)	1,279,486
	SOVEREIGN DEBTS - 1.0%
100,000	Mexico Government International Bond, 1.63%, 4/8/26	117,231
520,000	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26	568,771
200,000	Qatar Government International Bond, 4.50%, 4/23/28 (c)	229,004
	TOTAL SOVEREIGN DEBTS (Cost - $839,624)	915,006
	SHORT-TERM INVESTMENTS - 2.0%
	MONEY MARKET FUNDS - 1.2%
1,052,704	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (e)(Cost - $1,052,704)	1,052,704
Shares/ Principal		Fair Value
	COMMERCIAL PAPER - 0.8%
$700,000	VW Credit Inc., 2.61%, 3/30/20 (Cost - $695,571) (f)	$696,237
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,748,275)	1,748,941
	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT - 118.8% (Cost - $104,852,313)	$107,508,235
	OTHER ASSETS LESS LIABILITIES - NET (18.8)%	(17,002,346)
	TOTAL NET ASSETS - 100.0%	$90,505,889
	SECURITIES SOLD SHORT - (17.6)%
	AGENCY MORTGAGE BACKED SECURITIES - (17.6)%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - (15.3)%
$(14,000,000)	Federal National Mortgage Association, 2.50%, 1/1/50 (a)	$(13,844,687)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (2.3)%
(2,000,000)	Government National Mortgage Association, 4.50%, 1/20/50 (a)	(2,090,312)
	TOTAL SECURITIES SOLD SHORT (Proceeds - $(15,892,578))	$(15,934,999)

(a)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(b)  Variable rate security. The rate shown is the rate in effect at period end.

(c)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $10,357,140 or 11.4% of net assets.

(d)  Step coupon.

(e)  The rate shown is the annualized seven-day yield at period end.

(f)  Rate shown represents discount rate at the time of purchase.

(g)  Sinking bond security.

CLO - Collateralized Loan Obligation

PLC - Public Limited Company

Libor - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

FUTURES CONTRACTS

LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Australian 3 Year Bond Future	JP Morgan Securities LLC	1	3/16/2020	$80,849	$(158)
U.S. 10 Year Note Future	Citigroup Global Markets, Inc.	2	3/20/2020	256,844	190
U.S. 5 Year Note Future	Citigroup Global Markets, Inc.	6	3/31/2020	711,656	1,971
U.S. Long Bond Future	Citigroup Global Markets, Inc.	5	3/20/2020	779,531	(17,214)
U.S. Ultra Bond Future	Citigroup Global Markets, Inc.	44	3/20/2020	7,992,875	(194,696)
					(209,907)
SHORT FUTURES CONTRACTS
Australian 10 Year Bond Future	JP Morgan Securities LLC	1	3/16/2020	100,492	0
U.S. 10 Year Ultra Future	Citigroup Global Markets, Inc.	14	3/20/2020	1,969,844	27,280
U.S. 2 Year Note Future	JP Morgan Securities LLC	6	3/31/2020	1,293,000	(451)
					26,829
	TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(183,078)

INTEREST RATE SWAPTIONS PURCHASED
Counterparty	Description*	Put/Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Depreciation
Bank of America	Pays 3 Month US Libor	Put	Receives 1.27%	08/28/20	$280,000	$997	$5,574	$(4,757)
		TOTAL NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPTIONS PURCHASED				$997	$5,574	$(4,757)

*  The fund may receive or pay a variable rate.

INTEREST RATE SWAPTIONS WRITTEN
Counterparty	Description*	Put/Call	Exercise Rate	Expiration Date	Notional Amount		Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America	Receives 6 Month Euribor	Put	Pays 0.26%	08/28/20	340,000	EUR	$(611)	$(6,114)	$5,503
JP Morgan Chase Bank	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	100,000	EUR	(2,794)	(2,136)	(658)
JP Morgan Chase Bank	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	100,000	EUR	(700)	(2,136)	1,436
JP Morgan Chase Bank	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	90,000	EUR	(630)	(1,923)	1,293
JP Morgan Chase Bank	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	90,000	EUR	(2,515)	(1,923)	(592)
JP Morgan Chase Bank	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	100,000	EUR	(2,794)	(2,094)	(700)
JP Morgan Chase Bank	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	100,000	EUR	(700)	(2,093)	1,393
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	100,000	EUR	(793)	(2,287)	1,494
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	100,000	EUR	(3,162)	(1,955)	(1,207)
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	110,000	EUR	(770)	(2,516)	1,746
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	110,000	EUR	(3,074)	(2,150)	(924)
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	80,000	EUR	(2,235)	(1,567)	(668)
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	80,000	EUR	(560)	(1,830)	1,270
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	270,000	EUR	(2,140)	(5,798)	3,658
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	270,000	EUR	(8,538)	(5,799)	(2,739)
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	140,000	EUR	(981)	(4,475)	3,494
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	140,000	EUR	(3,912)	(1,846)	(2,066)
Bank of America	Pays 6 Month Euribor	Call	Receives 0.07%	09/14/20	140,000	EUR	(3,912)	(1,851)	(2,061)
Bank of America	Pays 6 Month Euribor	Put	Receives 0.07%	09/14/20	140,000	EUR	(981)	(4,476)	3,495
Bank of America	Pays 6 Month Euribor	Put	Receives 0.33%	05/10/21	240,000	EUR	(5,525)	(5,951)	426
Bank of America	Pays 6 Month Euribor	Call	Receives 0.33%	05/10/21	240,000	EUR	(6,139)	(6,138)	(1)
Bank of America	Pays 6 Month Euribor	Call	Receives 0.33%	05/10/21	140,000	EUR	(3,580)	(3,159)	(421)
Bank of America	Pays 6 Month Euribor	Put	Receives 0.33%	05/10/21	140,000	EUR	(3,223)	(3,884)	661
Bank of America	Receives 6 Month Euribor	Put	Pays 0.35%	05/27/20	1,180,000	EUR	(796)	(1,372)	576
Bank of America	Receives 6 Month Euribor	Call	Pays 0.10%	05/27/20	1,180,000	EUR	(6,170)	(4,050)	(2,120)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

INTEREST RATE SWAPTIONS WRITTEN (Continued)
Counterparty	Description*	Put/Call	Exercise Rate	Expiration Date	Notional Amount		Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	Receives 6 Month Euribor	Put	Pays 0.35%	05/27/20	580,000	EUR	$(391)	$(738)	$347
JP Morgan Chase Bank	Receives 6 Month Euribor	Call	Pays 0.10%	05/27/20	580,000	EUR	(3,033)	(2,087)	(946)
					TOTAL NET UNREALIZED APPRECIATION ON WRITTEN INTEREST RATE SWAPTIONS		$(70,659)	$(82,348)	$11,689

*  The fund may receive or pay a variable rate.

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Quarterly	3 Month US Libor	1 Month USD - LIBOR	07/25/24	$1,900,000		$20	$42	$(22)
Credit Suisse First Boston	Semi-Annually	0.00%	6 Month Euribor	09/16/30	560,000	EUR	17,284	14,873	2,411
Credit Suisse First Boston	Semi-Annually	0.33%	6 Month Euribor	05/12/31	20,000	EUR	51	102	(51)
Credit Suisse First Boston	Quarterly	1.75%	3 Month US Libor	03/18/22	4,560,000		8,914	9,844	(930)
Credit Suisse First Boston	Quarterly	1.75%	Canadian Dollar Offered Rate	03/18/22	3,460,000	CAD	(13,196)	(11,150)	(2,046)
Credit Suisse First Boston	Quarterly	0.50%	3 Month Stibor	03/18/30	5,370,000	SEK	11,943	4,773	7,170
Credit Suisse First Boston	Semi-Annually	2.00%	3 Month Norway Ibor	03/18/30	4,340,000	NOK	3,085	(2,140)	5,225
Credit Suisse First Boston	Semi-Annually	0.00%	6 Month Euribor	03/18/25	710,000	EUR	3,493	6,136	(2,643)
Credit Suisse First Boston	Semi-Annually	0.50%	6 Month Euribor	03/18/30	370,000	EUR	11,092	15,060	(3,968)
Credit Suisse First Boston	Semi-Annually	2.00%	Canadian Dollar Offered Rate	03/18/30	470,000	CAD	(5,822)	(1,476)	(4,346)
Credit Suisse First Boston	Semi-Annually	1.75%	Canadian Dollar Offered Rate	03/18/25	820,000	CAD	(9,359)	(6,190)	(3,169)
Credit Suisse First Boston	Semi-Annually	1.75%	6 Month Australian Bill	03/18/30	280,000	AUD	3,757	7,984	(4,227)
Credit Suisse First Boston	Semi-Annually	1.50%	6 Month Australian Bill	03/18/25	1,490,000	AUD	15,037	22,015	(6,978)
Credit Suisse First Boston	Semi-Annually	2.00%	3 Month Norway Ibor	03/18/25	11,110,000	NOK	326	(3,203)	3,529
Credit Suisse First Boston	Quarterly	1.50%	3 Month New Zealand Bank Bill Rate	03/18/25	470,000	NZD	499	1,535	(1,036)
Credit Suisse First Boston	Quarterly	1.75%	3 Month US Libor	03/18/25	1,260,000		(1,224)	(5,865)	4,641
TOTAL NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPS								$52,340	$(6,440)

CREDIT DEFAULT SWAPS
Counterparty	Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	CD BA	Quarterly	Buy	1.00%	-	06/20/24	$100,000	$2,278	$2,142	$136
Morgan Stanley & Company LLC	CD PRU	Quarterly	Buy	1.00%	-	06/20/24	175,000	4,127	2,817	1,310
Bank of America	CD INDON	Quarterly	Buy	1.00%	-	06/20/24	550,000	11,074	3,179	7,895
Bank of America	CD RUSSIA	Quarterly	Buy	1.00%	-	12/20/24	70,000	1,715	(559)	2,274
Wells Fargo Securities	CD GE	Quarterly	Buy	1.00%	-	06/20/24	225,000	2,965	(2,705)	5,670
BNP Paribas	CD GE	Quarterly	Buy	1.00%	-	12/20/24	125,000	1,224	(1,981)	3,205

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

CREDIT DEFAULT SWAPS (Continued)
Counterparty	Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Securities Corp.
Credit Suisse	CDX.NA.IG.32V1	Quarterly	Buy	1.00%	-	06/20/24	$50,000	$1,370	$1,044	$326
First Boston
Bank of America	CD CDXIGS33	Quarterly	Buy	1.00%	-	12/20/24	925,000	23,756	17,227	6,529
		TOTAL NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAPS							$21,164	$27,345

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
02/12/20	Morgan Stanley	976,268	USD	754,771	GBP	$(24,829)
02/20/20	Morgan Stanley	110,447	USD	99,713	EUR	(1,838)
03/18/20	Morgan Stanley	99,012	AUD	90,654	CAD	(195)
03/18/20	Morgan Stanley	99,539	AUD	62,026	EUR	140
03/18/20	Morgan Stanley	76,943	AUD	476,999	NOK	(105)
03/18/20	Morgan Stanley	285,804	AUD	196,332	USD	4,958
03/18/20	Morgan Stanley	101,029	AUD	70,169	USD	986
03/18/20	Morgan Stanley	99,037	AUD	69,402	USD	349
03/18/20	Morgan Stanley	100,007	AUD	69,288	USD	1,146
03/18/20	Morgan Stanley	91,004	CAD	67,389	CHF	223
03/18/20	Morgan Stanley	181,789	CAD	124,030	EUR	323
03/18/20	Morgan Stanley	91,289	CAD	61,977	EUR	508
03/18/20	Morgan Stanley	91,033	CAD	623,729	NOK	(777)
03/18/20	Morgan Stanley	90,536	CAD	68,957	USD	880
03/18/20	Morgan Stanley	180,954	CAD	138,032	USD	1,551
03/18/20	Morgan Stanley	90,586	CAD	69,000	USD	876
03/18/20	Morgan Stanley	271,651	CAD	206,933	USD	2,611
03/18/20	Morgan Stanley	183,855	CAD	139,680	USD	2,141
03/18/20	Morgan Stanley	220,350	CHF	201,572	EUR	1,435
03/18/20	Morgan Stanley	136,580	CHF	125,043	EUR	773
03/18/20	Morgan Stanley	277,640	CHF	216,710	GBP	593
03/18/20	Morgan Stanley	67,973	CHF	7,583,499	JPY	489
03/18/20	Morgan Stanley	135,834	CHF	139,018	USD	2,029
03/18/20	Morgan Stanley	26,353	EUR	38,537	CAD	(1)
03/18/20	Morgan Stanley	124,021	EUR	106,009	GBP	(841)
03/18/20	Morgan Stanley	62,018	EUR	52,698	GBP	(5)
03/18/20	Morgan Stanley	62,005	EUR	628,116	NOK	(1,555)
03/18/20	Morgan Stanley	62,026	EUR	622,523	NOK	(895)
03/18/20	Morgan Stanley	125,984	EUR	1,288,533	NOK	(4,561)
03/18/20	Morgan Stanley	1,353,456	EUR	1,510,239	USD	16,449
03/18/20	Morgan Stanley	1,353,456	EUR	1,517,103	USD	9,585
03/18/20	Morgan Stanley	124,966	EUR	139,561	USD	1,400
03/18/20	Morgan Stanley	53,029	GBP	93,339	CAD	(1,599)
03/18/20	Morgan Stanley	53,017	GBP	69,866	CHF	(2,163)
03/18/20	Morgan Stanley	51,839	GBP	61,971	EUR	(1,082)
03/18/20	Morgan Stanley	52,209	GBP	62,006	EUR	(630)
03/18/20	Morgan Stanley	53,025	GBP	71,661	USD	(1,266)
03/18/20	Morgan Stanley	52,015	GBP	68,824	USD	230
03/18/20	Morgan Stanley	53,915	GBP	72,903	USD	(1,326)
03/18/20	Morgan Stanley	7,472,810	JPY	99,982	AUD	(1,347)
03/18/20	Morgan Stanley	7,582,728	JPY	63,014	EUR	(995)
03/18/20	Morgan Stanley	14,996,234	JPY	138,986	USD	(380)
03/18/20	Morgan Stanley	59,819,276	JPY	553,934	USD	(1,043)
03/18/20	Morgan Stanley	7,500,927	JPY	68,958	USD	371
03/18/20	Morgan Stanley	7,280,046	NOK	714,922	EUR	22,239
03/18/20	Morgan Stanley	51,996	NOK	5,132	EUR	129
03/18/20	Morgan Stanley	637,000	NOK	63,727	EUR	624
03/18/20	Morgan Stanley	7,280,046	NOK	796,569	USD	32,096
03/18/20	Morgan Stanley	3,099,176	NOK	338,715	USD	14,054
03/18/20	Morgan Stanley	106,044	NZD	92,176	CAD	520
03/18/20	Morgan Stanley	64,195	NZD	43,197	USD	160

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2019

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
03/18/20	Morgan Stanley	105,005	NZD	69,434	USD	$1,487
03/18/20	Morgan Stanley	105,012	NZD	69,268	USD	1,657
03/18/20	Morgan Stanley	315,941	NZD	208,614	USD	4,773
03/18/20	Morgan Stanley	1,190,812	SEK	113,398	EUR	(224)
03/18/20	Morgan Stanley	1,307,057	SEK	124,987	EUR	(832)
03/18/20	Morgan Stanley	649,384	SEK	62,017	EUR	(322)
03/18/20	Morgan Stanley	656,422	SEK	635,988	NOK	(2,006)
03/18/20	Morgan Stanley	652,214	SEK	636,021	NOK	(2,461)
03/18/20	Morgan Stanley	663,986	SEK	70,022	USD	1,176
03/18/20	Morgan Stanley	138,618	USD	201,965	AUD	(3,625)
03/18/20	Morgan Stanley	70,322	USD	101,989	AUD	(1,509)
03/18/20	Morgan Stanley	86,562	USD	126,525	AUD	(2,548)
03/18/20	Morgan Stanley	368,155	USD	535,048	AUD	(8,675)
03/18/20	Morgan Stanley	613,513	USD	813,132	CAD	(13,714)
03/18/20	Morgan Stanley	685,088	USD	905,980	CAD	(13,761)
03/18/20	Morgan Stanley	113,468	USD	149,682	CAD	(1,992)
03/18/20	Morgan Stanley	140,025	USD	137,461	CHF	(2,712)
03/18/20	Morgan Stanley	206,877	USD	202,399	CHF	(3,289)
03/18/20	Morgan Stanley	138,974	USD	136,081	CHF	(2,329)
03/18/20	Morgan Stanley	918,053	USD	901,097	CHF	(17,625)
03/18/20	Morgan Stanley	916,559	USD	901,097	CHF	(19,119)
03/18/20	Morgan Stanley	69,635	USD	62,030	EUR	(334)
03/18/20	Morgan Stanley	138,525	USD	124,020	EUR	(1,369)
03/18/20	Morgan Stanley	181,463	USD	161,823	EUR	(1,071)
03/18/20	Morgan Stanley	279,969	USD	249,829	EUR	(1,837)
03/18/20	Morgan Stanley	57,211	USD	43,760	GBP	(884)
03/18/20	Morgan Stanley	71,513	USD	54,322	GBP	(604)
03/18/20	Morgan Stanley	273,838	USD	208,981	GBP	(3,602)
03/18/20	Morgan Stanley	508,145	USD	773,667	NZD	(14,392)
03/18/20	Morgan Stanley	113,376	USD	173,365	NZD	(3,715)
03/18/20	Morgan Stanley	508,156	USD	773,667	NZD	(14,381)
03/18/20	Morgan Stanley	607,260	USD	5,746,222	SEK	(8,896)
03/18/20	Morgan Stanley	605,896	USD	5,746,222	SEK	(10,260)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(76,560)
See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic Goldman Sachs Global Equity Insights Portfolio underperformed its reference benchmark, the MSCI World Standard Index. The Portfolio posted a return of 22.59% compared to a benchmark return of 27.67%, a difference of -508 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among the Portfolio's investment themes, factors within the Quality theme detracted most from returns, followed by factors within Valuation, Market Themes and Trends, and Sentiment Analysis themes. None of the themes contributed to relative returns during the year.

Among sectors, holdings within the health care sector, especially an overweight position in the biotechnology industry, detracted the most from performance. Conversely, holdings within the real estate sector, especially an overweight position in the equity real estate investment trust industry, contributed most to returns.

At an individual stock level, an overweight position in Mylan NV (0%) was among the largest detractors from returns, despite the stock scoring highly on the Sentiment Analysis theme. Also scoring highly in the Sentiment Analysis theme, however, an overweight position in Apple, Inc. (3.9%) was among the largest contributors to returns.

Among countries, an overweight position in U.S. was among the largest detractors from returns. Conversely, an underweight position in France contributed the most to performance.

How was the Portfolio positioned at period end?

At the end of the year, against the MSCI World Standard Index, the Portfolio had its largest overweight position in the health care sector, mainly driven by exposure to the biotechnology industry. The Portfolio also had an overweight to the industrials sector, driven by positioning in the airlines industry. Conversely, the Portfolio's largest underweight was in the energy sector, primarily due to positioning in the oil, gas & consumable fuels industry. The Portfolio was also underweight in the consumer staples sector, largely driven by exposure in the food products industry.

At a country level, the Portfolio had its largest overweight positions in the U.S and Italy, primarily because GSAM believes they have relatively strong momentum characteristics, inexpensive valuations, and in Italy's case, high risk premia. Conversely, the Portfolio's largest underweight positions were in Canada, as GSAM believes it has relatively weaker momentum characteristics, and in Japan, as GSAM believes it has relatively weak macro-economic fundamentals.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Class I	November 1, 2017	22.59%	5.93%	0.77%	0.72%
Class II	November 1, 2017	22.43%	5.67%	1.02%	0.97%
MSCI World Standard Index (Net)		27.67%	8.97%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The MSCI World Standard Index (Net) represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.6%
Short-Term Investments	0.2%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 99.6%
	AEROSPACE & DEFENSE - 2.1%
642	Airbus SE	$94,030
1,099	HEICO Corp.	125,451
551	Lockheed Martin Corp.	214,548
1,073	Safran SA	165,792
		599,821
	AIR FREIGHT & LOGISTICS - 0.0%†
201	Deutsche Post AG	7,673
	AIRLINES - 2.6%
838	Copa Holdings SA, Class A	90,571
2,744	Delta Air Lines, Inc.	160,469
7,599	Deutsche Lufthansa AG	139,975
14,421	International Consolidated Airlines Group SA	119,402
7,067	JetBlue Airways Corp.*	132,294
1,725	Southwest Airlines Co.	93,116
		735,827
	AUTO COMPONENTS - 0.2%
797	Gentex Corp.	23,097
700	Magna International, Inc., Class A	38,435
		61,532
	AUTOMOBILES - 1.6%
11,600	Fiat Chrysler Automobiles NV	171,799
4,830	General Motors Co.	176,778
4,800	Subaru Corp.	119,851
		468,428
	BANKS - 5.7%
197	ABN AMRO Bank NV, CVA (a)	3,587
3,052	Banco Santander SA	12,778
3,920	BNP Paribas SA	232,463
4,514	Citizens Financial Group, Inc.	183,314
10,671	DNB ASA	199,156
1,791	Fifth Third Bancorp	55,055
67,910	Intesa Sanpaolo SpA	179,024
7,651	Lloyds Banking Group PLC	6,335
830	Mediobanca Banca di Credito Finanziario SpA	9,143
46,600	Mizuho Financial Group, Inc.	72,167
2,792	Popular, Inc.	164,030
1,147	Signature Bank	156,692
100	Toronto-Dominion Bank (The)	5,616
3,181	Western Alliance Bancorp	181,317
3,497	Zions Bancorp NA	181,564
		1,642,241
	BEVERAGES - 1.5%
5,239	Diageo PLC	222,126
3,034	Monster Beverage Corp.*	192,811
		414,937
Shares/ Principal		Fair Value
	BIOTECHNOLOGY - 3.4%
2,110	AbbVie, Inc.	$186,819
1,309	Alexion Pharmaceuticals, Inc.*	141,568
539	Biogen, Inc.*	159,938
485	Galapagos NV*	101,533
3,209	Gilead Sciences, Inc.	208,521
901	Grifols SA	31,787
1,449	Incyte Corp.*	126,527
73	Vertex Pharmaceuticals, Inc.*	15,983
		972,676
	BUILDING PRODUCTS - 1.1%
4,057	Johnson Controls International PLC	165,161
8,300	LIXIL Group Corp.	144,271
		309,432
	CAPITAL MARKETS - 2.5%
51	Ameriprise Financial, Inc.	8,496
481	Azimut Holding SpA	11,489
3,080	Bank of New York Mellon Corp. (The)	155,016
3,223	Charles Schwab Corp. (The)	153,286
198	Magellan Financial Group Ltd.	7,926
447	Morgan Stanley	22,851
699	S&P Global, Inc.	190,862
826	State Street Corp.	65,337
7,618	UBS Group AG*	96,174
		711,437
	CHEMICALS - 2.7%
1,098	Air Liquide SA	155,542
1,893	Akzo Nobel NV	192,600
112	Arkema SA	11,906
5,097	Axalta Coating Systems Ltd.*	154,949
510	Covestro AG (a)	23,729
402	Sherwin-Williams Co. (The)	234,583
		773,309
	COMMERCIAL SERVICES & SUPPLIES - 1.6%
596	Cintas Corp.	160,372
5,400	Dai Nippon Printing Co. Ltd.	147,081
1,700	Secom Co. Ltd.	152,941
		460,394
	COMMUNICATIONS EQUIPMENT - 0.6%
1,924	Ciena Corp.*	82,135
1,733	Cisco Systems, Inc.	83,115
		165,250
	CONSTRUCTION & ENGINEERING - 0.5%
3,296	ACS Actividades de Construccion y Servicios SA	131,896
	CONSTRUCTION MATERIALS - 0.7%
1,199	HeidelbergCement AG	87,428
1,875	LafargeHolcim Ltd.*	103,979
		191,407

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CONSUMER FINANCE - 1.2%
6,101	Ally Financial, Inc.	$186,446
4,678	Synchrony Financial	168,455
		354,901
	DISTRIBUTORS - 0.1%
202	Pool Corp.	42,901
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
6,748	AXA Equitable Holdings, Inc.	167,216
300	ORIX Corp.	4,999
3,502	Voya Financial, Inc.	213,552
		385,767
	DIVERSIFIED TELECOMMUNICATION - 0.2%
4,424	Telefonica SA	30,923
11,531	Telstra Corp. Ltd.	28,694
		59,617
	ELECTRIC UTILITIES - 1.5%
500	CLP Holdings Ltd.	5,256
18,819	Enel SpA	149,391
4,835	Exelon Corp.	220,428
395	FirstEnergy Corp.	19,197
257	PPL Corp.	9,221
403	Southern Co. (The)	25,671
		429,164
	ELECTRICAL EQUIPMENT - 1.3%
503	Eaton Corp. PLC	47,644
145	Legrand SA	11,823
2,345	Schneider Electric SE	240,852
154	Signify NV (a)	4,816
598	Vestas Wind Systems A/S	60,474
		365,609
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.4%
737	Halma PLC	20,659
1,713	Jabil, Inc.	70,798
2,008	Keysight Technologies, Inc.*	206,081
900	TDK Corp.	102,609
		400,147
	ENERGY EQUIPMENT & SERVICES - 0.5%
2,004	Baker Hughes Co.	51,363
4,305	TechnipFMC PLC	92,299
178	TGS NOPEC Geophysical Co. ASA	5,410
		149,072
	ENTERTAINMENT - 1.4%
3,748	Cinemark Holdings, Inc.	126,870
1,500	Konami Holdings Corp.	61,905
596	Take-Two Interactive Software, Inc.*	72,968
21,798	Zynga, Inc., Class A*	133,404
		395,147
Shares/ Principal		Fair Value
	EQUITY REAL ESTATE INVESTMENT - 3.4%
1,099	CubeSmart	$34,596
4,386	Duke Realty Corp.	152,063
2,378	Equity LifeStyle Properties, Inc.	167,387
447	Extra Space Storage, Inc.	47,212
334	Healthcare Trust of America, Inc., Class A	10,114
5,013	Invitation Homes, Inc.	150,240
2,270	Prologis, Inc.	202,348
2,785	STORE Capital Corp.	103,713
630	Sun Communities, Inc.	94,563
		962,236
	FOOD & STAPLES RETAILING - 3.1%
4,800	Alimentation Couche-Tard, Inc., Class B	152,541
779	Costco Wholesale Corp.	228,964
1,855	Koninklijke Ahold Delhaize NV	46,423
3,306	US Foods Holding Corp.*	138,488
2,687	Walgreens Boots Alliance, Inc.	158,426
6,842	Woolworths Group Ltd.	173,915
		898,757
	FOOD PRODUCTS - 0.4%
1,166	Bunge Ltd.	67,103
33,000	WH Group Ltd. (a)	34,094
		101,197
	HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
372	Align Technology, Inc.*	103,803
750	Becton Dickinson and Co.	203,977
93	DENTSPLY SIRONA, Inc.	5,263
495	Edwards Lifesciences Corp.*	115,479
600	Hoya Corp.	57,695
3,000	Olympus Corp.	46,625
668	Sonova Holding AG	152,798
1,039	STERIS PLC	158,364
56	Teleflex, Inc.	21,081
		865,085
	HEALTH CARE PROVIDERS & SERVICES - 3.2%
756	Anthem, Inc.	228,335
472	Cigna Corp.	96,519
1,346	HCA Healthcare, Inc.	198,952
482	Humana, Inc.	176,663
562	Molina Healthcare, Inc.*	76,258
1,042	Universal Health Services, Inc., Class B	149,485
		926,212
	HOTELS, RESTAURANTS & LEISURE - 1.7%
174	Carnival PLC, ADR	8,380
91	Chipotle Mexican Grill, Inc.*	76,177
482	Hilton Grand Vacations, Inc.*	16,576
2,205	Las Vegas Sands Corp.	152,233
4,667	MGM Resorts International	155,271

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HOTELS, RESTAURANTS & LEISURE - 1.7% (Continued)
47	Starbucks Corp.	$4,132
608	Yum! Brands, Inc.	61,244
		474,013
	HOUSEHOLD DURABLES - 1.1%
3,130	DR Horton, Inc.	165,108
167	Electrolux AB	4,101
1,600	Nikon Corp.	19,787
2,749	Persimmon PLC	98,145
1,800	Sekisui House Ltd.	38,650
		325,791
	HOUSEHOLD PRODUCTS - 0.0%†
196	Essity AB, Class B	6,319
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
9,044	AES Corp.	179,976
2,200	TransAlta Corp.	15,744
587	Vistra Energy Corp.	13,495
		209,215
	INDUSTRIAL CONGLOMERATES - 0.2%
1,400	Toshiba Corp.	47,729
	INSURANCE - 5.0%
14,400	AIA Group Ltd.	151,174
295	Aon PLC	61,446
2,114	Athene Holding Ltd., Class A*	99,421
28,613	Aviva PLC	158,709
291	Brighthouse Financial, Inc.*	11,416
31,096	Legal & General Group PLC	124,819
681	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	201,043
111	NN Group NV	4,214
1,786	Poste Italiane SpA (a)	20,288
2,352	Progressive Corp. (The)	170,261
1,091	Prudential PLC	20,943
385	Reinsurance Group of America, Inc.	62,778
287	SCOR SE	12,055
304	Swiss Life Holding AG	152,510
613	Swiss Re AG	68,811
3,268	Unum Group	95,295
		1,415,183
	INTERACTIVE MEDIA & SERVICES - 4.7%
315	Alphabet, Inc., Class A*	421,908
248	Alphabet, Inc., Class C*	331,581
2,494	Facebook, Inc., Class A*	511,893
1,071	Match Group, Inc.*	87,940
		1,353,322
Shares/ Principal		Fair Value
	INTERNET & DIRECT MARKETING RETAIL - 3.1%
383	Amazon.com, Inc.*	$707,723
4,572	eBay, Inc.	165,095
		872,818
	IT SERVICES - 5.3%
557	CACI International, Inc., Class A*	139,245
798	Capgemini SE	97,548
500	CGI, Inc.*	41,901
2,100	Fujitsu Ltd.	198,454
200	NET One Systems Co. Ltd.	5,148
1,200	Nomura Research Institute Ltd.	25,816
5,300	NTT Data Corp.	71,545
2,573	PayPal Holdings, Inc.*	278,321
2,100	TIS, Inc.	124,251
824	VeriSign, Inc.*	158,768
1,949	Visa, Inc., Class A	366,217
		1,507,214
	LIFE SCIENCES TOOLS & SERVICES - 0.9%
539	IQVIA Holdings, Inc.*	83,281
222	Mettler-Toledo International, Inc.*	176,108
		259,389
	MACHINERY - 0.7%
290	Allison Transmission Holdings, Inc.	14,013
600	PACCAR, Inc.	47,460
869	Sandvik AB	16,956
500	Techtronic Industries Co. Ltd.	4,078
6,286	Volvo AB, Class B	105,359
		187,866
	MARINE - 0.5%
7,800	Nippon Yusen KK	142,184
	MEDIA - 1.1%
146	Charter Communications, Inc., Class A*	70,822
4,161	Liberty Global PLC, Class C*	90,689
2,071	New York Times Co. (The), Class A	66,624
5,879	News Corp., Class A	83,129
		311,264
	METALS & MINING - 1.8%
7,372	Alcoa Corp.*	158,572
4,307	BHP Group Ltd.	117,834
300	Kirkland Lake Gold Ltd.	13,242
2,335	Rio Tinto Ltd.	164,795
741	Rio Tinto PLC, ADR	43,986
100	Wheaton Precious Metals Corp.	2,980
		501,409

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MULTILINE RETAIL - 1.5%
5,765	Macy's, Inc.	$98,005
1,381	Target Corp.	177,058
5,053	Wesfarmers Ltd.	147,053
		422,116
	MULTI-UTILITIES - 0.3%
201	Ameren Corp.	15,437
552	CMS Energy Corp.	34,688
192	DTE Energy Co.	24,935
		75,060
	OIL, GAS & CONSUMABLE FUELS - 3.1%
1,753	ConocoPhillips	113,997
2,394	Eni SpA	37,208
2,420	HollyFrontier Corp.	122,718
2,400	JXTG Holdings, Inc.	10,996
2,212	Marathon Petroleum Corp.	133,273
715	Phillips 66	79,658
3,141	Royal Dutch Shell PLC, Class A	92,252
638	Royal Dutch Shell PLC, Class A	18,890
1,634	Royal Dutch Shell PLC, Class B, ADR	97,991
133	Royal Dutch Shell PLC, Class B	3,946
1,754	Valero Energy Corp.	164,262
		875,191
	PERSONAL PRODUCTS - 1.1%
800	Estee Lauder Cos., Inc. (The), Class A	165,232
200	Kao Corp.	16,609
1,512	Unilever NV	86,948
563	Unilever PLC, ADR	32,187
		300,976
	PHARMACEUTICALS - 4.0%
300	Bausch Health Cos., Inc.*	8,992
796	Bayer AG	65,056
1,182	Bristol-Myers Squibb Co.	75,873
358	Jazz Pharmaceuticals PLC*	53,442
1,022	Johnson & Johnson	149,079
470	Merck KGaA	55,580
836	Novartis AG	79,340
3,250	Novo Nordisk A/S, Class B	188,766
886	Roche Holding AG	287,297
309	Sanofi	31,085
2,500	Shionogi & Co. Ltd.	155,671
		1,150,181
	PROFESSIONAL SERVICES - 0.7%
1,907	Adecco Group AG	120,562
83	CoStar Group, Inc.*	49,659
696	Experian PLC	23,530
80	Randstad NV	4,889
		198,640
Shares/ Principal		Fair Value
	REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
300	Daiwa House Industry Co. Ltd.	$9,358
	ROAD & RAIL - 0.9%
1,462	Union Pacific Corp.	264,315
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
1,441	Analog Devices, Inc.	171,248
838	BE Semiconductor Industries NV	32,415
460	Dialog Semiconductor PLC*	23,293
185	Lam Research Corp.	54,094
651	Micron Technology, Inc.*	35,011
437	NVIDIA Corp.	102,826
39	Siltronic AG	3,928
236	Texas Instruments, Inc.	30,276
375	Universal Display Corp.	77,276
		530,367
	SOFTWARE - 4.5%
2,323	Cadence Design Systems, Inc.*	161,123
572	Intuit, Inc.	149,824
5,924	Microsoft Corp.	934,215
500	Open Text Corp.	22,063
360	Oracle Corp.	19,073
34	SimCorp A/S	3,869
		1,290,167
	SPECIALTY RETAIL - 0.1%
882	AutoNation, Inc.*	42,892
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.9%
3,811	Apple, Inc.	1,119,100
200	FUJIFILM Holdings Corp.	9,625
		1,128,725
	TEXTILES, APPAREL & LUXURY GOODS - 0.9%
338	Kering SA	222,028
190	Lululemon Athletica, Inc.*	44,017
		266,045
	TOBACCO - 1.0%
2,298	Imperial Brands PLC	56,897
2,773	Philip Morris International, Inc.	235,955
		292,852
	WIRELESS TELECOMMUNICATION SERVICES - 0.1%
243	T-Mobile US, Inc.*	19,056
	TOTAL COMMON STOCKS (Cost - $25,659,431)	$28,461,729

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 0.2%
	MONEY MARKET FUNDS - 0.2%
54,012	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (b)(Cost - $54,012)	$54,012
	TOTAL INVESTMENTS - 99.8% (Cost - $25,713,443)	$28,515,741
	OTHER ASSETS LESS LIABILITIES - NET 0.2%	58,835
	TOTAL NET ASSETS - 100.0%	$28,574,576

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $86,514 or 0.3% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVA - Certificate Van Aandelen (Bearer)

PLC - Public Limited Company

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio Review (Unaudited)

December 31, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 31.14% compared to a benchmark return of 36.39%, a difference of -525 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among investment themes, factors within the Quality theme detracted most from returns, followed by factors within the themes relating to Valuation, Sentiment Analysis, and Market Themes and Trends.

Among sectors, holdings within the health care sector, especially an overweight position in the biotechnology industry, detracted the most from returns. Conversely, holdings within the consumer discretionary sector, particularly an overweight position in the hotels, restaurants & leisure industry, contributed most to returns.

At an individual stock level, an overweight position in Spirit AeroSystems Holdings, Inc. (0%) was among the top detractors from returns, despite the stock scoring highly in the Valuation theme. Conversely, an overweight position in Chipotle Mexican Grill, Inc. (0.06%) was among the top contributors to returns, as the stock scored highly in both the Sentiment and Quality themes.

How was the Portfolio positioned at period end?

At the end of the year, against the Russell 1000 Growth Index, the Portfolio had its largest overweight positions in the health care sector, driven by positioning within health care providers & services, and the financials sector, primarily within diversified financial services. Conversely, the Portfolio's largest underweight positions were in the consumer staples sector, largely due to positioning within beverages, and the consumer discretionary sector, primarily driven by the Portfolio's exposure to specialty retail.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio Review (Unaudited)

December 31, 2019 (Continued)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Class I	November 1, 2017	31.14%	12.81%	0.49%	0.46%
Class II	November 1, 2017	30.89%	12.53%	0.74%	0.71%
Russell 1000® Growth Index (Total Return)		36.39%	16.66%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	100.2%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 100.2%
	AEROSPACE & DEFENSE - 2.7%
385	Boeing Co. (The)	$125,418
3,893	HEICO Corp.	444,386
2,635	Lockheed Martin Corp.	1,026,016
3,333	Raytheon Co.	732,393
		2,328,213
	AIRLINES - 2.2%
1,587	Copa Holdings SA, Class A	171,523
11,827	Delta Air Lines, Inc.	691,643
31,610	JetBlue Airways Corp.*	591,739
8,707	Southwest Airlines Co.	470,004
		1,924,909
	AUTOMOBILES - 0.6%
13,518	General Motors Co.	494,759
	BANKS - 0.9%
6,192	Popular, Inc.	363,780
2,897	Signature Bank	395,759
		759,539
	BEVERAGES - 0.8%
10,717	Monster Beverage Corp.*	681,065
425	PepsiCo, Inc.	58,085
		739,150
	BIOTECHNOLOGY - 5.0%
10,616	AbbVie, Inc.	939,941
6,717	Alexion Pharmaceuticals, Inc.*	726,443
2,174	Biogen, Inc.*	645,091
8,670	Gilead Sciences, Inc.	563,377
8,044	Incyte Corp.*	702,402
3,596	Vertex Pharmaceuticals, Inc.*	787,344
		4,364,598
	BUILDING PRODUCTS - 1.3%
4,146	Allegion PLC	516,343
16,050	Johnson Controls International PLC	653,395
		1,169,738
	CAPITAL MARKETS - 1.4%
1,618	Bank of New York Mellon Corp. (The)	81,434
12,747	Charles Schwab Corp. (The)	606,247
1,565	E*TRADE Financial Corp.	71,004
1,569	S&P Global, Inc.	428,416
		1,187,101
	CHEMICALS - 1.9%
22,310	Axalta Coating Systems Ltd.*	678,224
1,602	Sherwin-Williams Co. (The)	934,831
		1,613,055
Shares/ Principal		Fair Value
	COMMERCIAL SERVICES & SUPPLIES - 0.9%
2,997	Cintas `Corp.	$806,433
	COMMUNICATIONS EQUIPMENT - 2.3%
5,498	Ciena Corp.*	234,709
37,455	Cisco Systems, Inc.	1,796,342
		2,031,051
	CONSUMER FINANCE - 1.5%
20,523	Ally Financial, Inc.	627,183
18,360	Synchrony Financial	661,144
		1,288,327
	DISTRIBUTORS - 0.4%
1,671	Pool Corp.	354,887
	DIVERSIFIED CONSUMER SERVICES - 0.4%
7,369	Service Corp. International	339,195
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
10,922	AXA Equitable Holdings, Inc.	270,647
11,233	Voya Financial, Inc.	684,989
		955,636
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.5%
12,924	Jabil, Inc.	534,149
7,285	Keysight Technologies, Inc.*	747,659
		1,281,808
	ENERGY EQUIPMENT & SERVICES - 0.1%
4,646	TechnipFMC PLC	99,610
	ENTERTAINMENT - 1.0%
3,417	Take-Two Interactive Software, Inc.*	418,343
67,790	Zynga, Inc., Class A*	414,875
		833,218
	EQUITY REAL ESTATE INVESTMENT - 3.3%
12,376	American Homes 4 Rent, Class A	324,375
9,459	Duke Realty Corp.	327,943
9,912	Equity LifeStyle Properties, Inc.	697,706
11,668	Invitation Homes, Inc.	349,690
7,142	Prologis, Inc.	636,638
836	SBA Communications Corp.	201,468
2,289	Sun Communities, Inc.	343,579
		2,881,399
	FOOD & STAPLES RETAILING - 1.4%
2,626	Costco Wholesale Corp.	771,834
7,986	Walgreens Boots Alliance, Inc.	470,854
		1,242,688

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
1,215	Align Technology, Inc.*	$339,034
1,028	Becton Dickinson and Co.	279,585
647	Cooper Cos., Inc. (The)	207,875
3,274	Edwards Lifesciences Corp.*	763,791
4,334	STERIS PLC	660,588
2,053	Teleflex, Inc.	772,831
2,375	West Pharmaceutical Services, Inc.	357,034
		3,380,738
	HEALTH CARE PROVIDERS & SERVICES - 5.0%
2,649	Anthem, Inc.	800,077
982	Cigna Corp.	200,809
5,481	HCA Healthcare, Inc.	810,147
2,049	Humana, Inc.	750,999
4,298	Molina Healthcare, Inc.*	583,196
2,417	UnitedHealth Group, Inc.	710,550
3,530	Universal Health Services, Inc., Class B	506,414
		4,362,192
	HOTELS, RESTAURANTS & LEISURE - 1.5%
64	Chipotle Mexican Grill, Inc.*	53,575
1,159	Hilton Grand Vacations, Inc.*	39,858
8,127	Las Vegas Sands Corp.	561,088
20,019	MGM Resorts International	666,032
157	Yum! Brands, Inc.	15,815
		1,336,368
	HOUSEHOLD DURABLES - 0.7%
11,480	DR Horton, Inc.	605,570
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
8,017	AES Corp.	159,538
	INSURANCE - 0.4%
1,622	Aon PLC	337,846
183	Reinsurance Group of America, Inc.	29,840
		367,686
	INTERACTIVE MEDIA & SERVICES - 9.5%
1,486	Alphabet, Inc., Class A*	1,990,334
1,908	Alphabet, Inc., Class C*	2,551,034
17,032	Facebook, Inc., Class A*	3,495,818
3,041	Match Group, Inc.*	249,696
		8,286,882
	INTERNET & DIRECT MARKETING RETAIL - 6.8%
2,745	Amazon.com, Inc.*	5,072,321
22,807	eBay, Inc.	823,561
		5,895,882
Shares/ Principal		Fair Value
	IT SERVICES - 8.0%
6,318	Automatic Data Processing, Inc.	$1,077,219
1,324	DXC Technology Co.	49,769
2,855	Global Payments, Inc.	521,209
2,245	Mastercard, Inc., Class A	670,334
12,699	PayPal Holdings, Inc.*	1,373,651
3,850	VeriSign, Inc.*	741,818
13,580	Visa, Inc., Class A	2,551,682
		6,985,682
	LIFE SCIENCES TOOLS & SERVICES - 1.9%
1,052	Bruker Corp.	53,620
4,939	IQVIA Holdings, Inc.*	763,125
974	Mettler-Toledo International, Inc.*	772,655
251	PRA Health Sciences, Inc.*	27,899
		1,617,299
	MACHINERY - 0.4%
6,490	Allison Transmission Holdings, Inc.	313,597
	MEDIA - 0.5%
362	Charter Communications, Inc., Class A*	175,599
2,947	Liberty Global PLC, Class C*	64,230
6,998	New York Times Co. (The), Class A	225,126
		464,955
	METALS & MINING - 0.3%
10,063	Alcoa Corp.*	216,455
742	Royal Gold, Inc.	90,710
		307,165
	MULTILINE RETAIL - 0.7%
14,871	Macy's, Inc.	252,807
2,704	Target Corp.	346,680
		599,487
	PHARMACEUTICALS - 1.2%
1,524	Bristol-Myers Squibb Co.	97,826
3,330	Jazz Pharmaceuticals PLC*	497,102
4,573	Merck & Co., Inc.	415,914
		1,010,842
	PROFESSIONAL SERVICES - 1.0%
4,163	IHS Markit Ltd.*	313,682
6,186	TransUnion	529,584
		843,266
	ROAD & RAIL - 0.4%
1,916	Union Pacific Corp.	346,394
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
2,711	Analog Devices, Inc.	322,175
5,603	Applied Materials, Inc.	342,007
3,020	Lam Research Corp.	883,048

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6% (Continued)
4,991	NVIDIA Corp.	$1,174,383
2,015	Universal Display Corp.	415,231
		3,136,844
	SOFTWARE - 12.9%
2,830	Adobe, Inc.*	933,362
11,169	Cadence Design Systems, Inc.*	774,682
1,672	Fair Isaac Corp.*	626,465
3,597	Intuit, Inc.	942,162
41,179	Microsoft Corp.	6,493,928
14,104	Oracle Corp.	747,230
596	ServiceNow, Inc.*	168,263
4,005	SS&C Technologies Holdings, Inc.	245,907
1,111	Synopsys, Inc.*	154,651
791	Workday, Inc., Class A*	130,080
		11,216,730
	SPECIALTY RETAIL - 0.8%
187	AutoNation, Inc.*	9,094
3,332	Home Depot, Inc. (The)	727,642
		736,736
Shares/ Principal		Fair Value
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 9.2%
27,182	Apple, Inc.	$7,981,994
	TEXTILES, APPAREL & LUXURY GOODS - 0.3%
960	Lululemon Athletica, Inc.*	222,403
	TOBACCO - 0.3%
3,253	Philip Morris International, Inc.	276,798
	TOTAL COMMON STOCKS (Cost - $72,591,960)	87,150,362
	TOTAL INVESTMENTS - 100.2% (Cost - $72,591,960)	$87,150,362
	OTHER ASSETS LESS LIABILITIES - NET (0.2)%	(160,487)
	TOTAL NET ASSETS - 100.0%	$86,989,875

*  Non-income producing security.

PLC - Public Limited Company

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2019, the Class I shares of Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio underperformed its reference benchmark, the Russell Midcap Value Index. The Portfolio posted a return of 20.91% compared to a benchmark return of 27.06%, a difference of -615 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

GSAM's Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio's investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings ("Valuation"), High Quality Business Models ("Quality"), Sentiment Analysis, and Market Themes & Trends. Valuation seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. Quality seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Among investment themes, factors within the Quality theme detracted most from returns, followed by factors within the themes of Sentiment Analysis, Market Themes & Trends, and Valuation.

Among sectors, holdings within the industrials sector, driven primarily by positioning within construction & engineering, detracted the most from returns. Conversely, holdings within the consumer discretionary sector, particularly within multiline retail, contributed the most to returns.

At an individual stock level, an overweight position in Fluor Corp. (0%) was amongst the largest detractors from returns despite the stock scoring highly on the Valuation theme. Conversely, an overweight position in Jabil, Inc. (0.8%) was amongst the largest contributors to returns, as the stock also scored highly on the Valuation theme.

How was the Portfolio positioned at period end?

At the end of the year, against the Russell Mid Cap Value Index, the Portfolio had its largest overweight positions in the health care sector, driven by positioning in health care equipment and supplies, and the consumer discretionary sector, primarily due to exposure within household durables. Conversely, the Portfolio's largest underweight positions were in the utilities sector, largely due to exposure within electric utilities, and the consumer staples sector, driven by positioning within food products.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Class I	November 1, 2017	20.91%	4.87%	0.66%	0.64%
Class II	November 1, 2017	20.51%	4.57%	0.91%	0.89%
Russell Midcap® Value Index (Total Return)		27.06%	7.33%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

The Russell Midcap® Value Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.4%
Short-Term Investments	0.6%
Other Assets Less Liabilities - Net	0.0%†
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

†  Represents less than 0.05%.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 99.4%
	AEROSPACE & DEFENSE - 0.7%
4,698	Curtiss-Wright Corp.	$661,901
6,001	Textron, Inc.	267,645
		929,546
	AIRLINES - 3.2%
20,438	American Airlines Group, Inc.	586,162
9,629	Copa Holdings SA, Class A	1,040,702
16,836	Delta Air Lines, Inc.	984,569
56,193	JetBlue Airways Corp.*	1,051,933
4,995	United Airlines Holdings, Inc.*	440,010
		4,103,376
	AUTO COMPONENTS - 1.0%
39,374	Gentex Corp.	1,141,059
721	Lear Corp.	98,921
		1,239,980
	AUTOMOBILES - 0.5%
4,257	General Motors Co.	155,806
14,482	Harley-Davidson, Inc.	538,586
		694,392
	BANKS - 7.5%
7,072	Bank OZK	215,731
35,664	Citizens Financial Group, Inc.	1,448,315
18,740	Fifth Third Bancorp	576,067
304	First Citizens BancShares, Inc., Class A	161,792
15,257	First Hawaiian, Inc.	440,164
40,682	First Horizon National Corp.	673,694
19,947	PacWest Bancorp	763,372
18,725	Popular, Inc.	1,100,094
7,734	Signature Bank	1,056,542
3,490	SVB Financial Group*	876,130
941	Texas Capital Bancshares, Inc.*	53,420
19,109	Western Alliance Bancorp	1,089,213
23,629	Zions Bancorp NA	1,226,818
		9,681,352
	BIOTECHNOLOGY - 1.3%
7,669	Alexion Pharmaceuticals, Inc.*	829,402
1,149	Biogen, Inc.*	340,943
5,988	Incyte Corp.*	522,872
		1,693,217
	BUILDING PRODUCTS - 2.3%
8,618	Allegion PLC	1,073,286
20,135	Johnson Controls International PLC	819,696
10,093	Masco Corp.	484,363
9,312	Owens Corning	606,397
		2,983,742
Shares/ Principal		Fair Value
	CAPITAL MARKETS - 2.9%
1,789	Ameriprise Financial, Inc.	$298,012
3,118	Bank of New York Mellon Corp. (The)	156,929
3,077	Charles Schwab Corp. (The)	146,342
19,565	E*TRADE Financial Corp.	887,664
8,506	Evercore, Inc., Class A	635,909
19,603	State Street Corp.	1,550,597
		3,675,453
	CHEMICALS - 3.4%
35,398	Axalta Coating Systems Ltd.*	1,076,099
3,308	Cabot Corp.	157,196
29,634	Corteva, Inc.	875,981
623	Eastman Chemical Co.	49,379
14,619	Element Solutions, Inc.*	170,750
15,593	Huntsman Corp.	376,727
39,223	Olin Corp.	676,597
1,604	Sherwin-Williams Co. (The)	935,998
		4,318,727
	COMMERCIAL SERVICES & SUPPLIES - 0.1%
4,064	KAR Auction Services, Inc.	88,555
	COMMUNICATIONS EQUIPMENT - 0.9%
27,644	Ciena Corp.*	1,180,122
	CONSUMER FINANCE - 2.0%
39,914	Ally Financial, Inc.	1,219,772
38,962	Synchrony Financial	1,403,021
		2,622,793
	CONTAINERS & PACKAGING - 0.1%
5,849	Graphic Packaging Holding Co.	97,386
	DISTRIBUTORS - 0.3%
9,428	LKQ Corp.*	336,580
	DIVERSIFIED CONSUMER SERVICES - 1.0%
1,383	frontdoor, Inc.*	65,582
3,832	H&R Block, Inc.	89,975
23,722	Service Corp. International	1,091,924
		1,247,481
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
50,169	AXA Equitable Holdings, Inc.	1,243,188
7,170	Jefferies Financial Group, Inc.	153,223
20,054	Voya Financial, Inc.	1,222,893
		2,619,304
	ELECTRIC UTILITIES - 2.8%
7,918	Alliant Energy Corp.	433,273
1,365	Avangrid, Inc.	69,834
16,565	Exelon Corp.	755,198
15,504	FirstEnergy Corp.	753,494
46,066	PPL Corp.	1,652,848
		3,664,647

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ELECTRICAL EQUIPMENT - 0.5%
2,609	Hubbell, Inc.	$385,662
2,449	Regal Beloit Corp.	209,659
		595,321
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.6%
4,134	Avnet, Inc.	175,447
705	Coherent, Inc.*	117,277
25,253	Jabil, Inc.	1,043,707
9,027	Keysight Technologies, Inc.*	926,441
25,554	National Instruments Corp.	1,081,956
		3,344,828
	ENERGY EQUIPMENT & SERVICES - 2.2%
23,618	Apergy Corp.*	797,816
14,622	Baker Hughes Co.	374,762
15,204	Helmerich & Payne, Inc.	690,718
42,783	TechnipFMC PLC	917,267
		2,780,563
	ENTERTAINMENT - 2.1%
30,213	Cinemark Holdings, Inc.	1,022,710
7,449	Take-Two Interactive Software, Inc.*	911,981
126,360	Zynga, Inc., Class A*	773,323
		2,708,014
	EQUITY REAL ESTATE INVESTMENT - 14.6%
39,153	American Homes 4 Rent, Class A	1,026,200
12,457	Apartment Investment & Management Co., Class A	643,404
49,690	Brandywine Realty Trust	782,617
28,041	Brixmor Property Group, Inc.	605,966
9,766	Camden Property Trust	1,036,173
13,069	Columbia Property Trust, Inc.	273,273
35,105	CubeSmart	1,105,105
7,932	Douglas Emmett, Inc.	348,215
36,918	Duke Realty Corp.	1,279,947
48,907	Empire State Realty Trust, Inc., Class A	682,742
13,362	Equity LifeStyle Properties, Inc.	940,551
9,078	Extra Space Storage, Inc.	958,818
2,391	Gaming and Leisure Properties, Inc.	102,932
36,638	Healthcare Trust of America, Inc., Class A	1,109,399
1,613	Highwoods Properties, Inc.	78,892
47,792	Invitation Homes, Inc.	1,432,326
1,041	Kilroy Realty Corp.	87,340
23,066	National Retail Properties, Inc.	1,236,799
1,291	Paramount Group, Inc.	17,971
10,226	Prologis, Inc.	911,546
73,335	Retail Properties of America, Inc., Class A	982,689
17,330	Spirit Realty Capital, Inc.	852,289
31,599	STORE Capital Corp.	1,176,747
7,827	Sun Communities, Inc.	1,174,833
		18,846,774
Shares/ Principal		Fair Value
	FOOD & STAPLES RETAILING - 1.5%
1,593	Casey's General Stores, Inc.	$253,271
29,585	US Foods Holding Corp.*	1,239,316
8,168	Walgreens Boots Alliance, Inc.	481,585
		1,974,172
	FOOD PRODUCTS - 1.2%
20,179	Bunge Ltd.	1,161,301
4,329	Ingredion, Inc.	402,381
		1,563,682
	GAS UTILITIES - 0.7%
18,379	National Fuel Gas Co.	855,359
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
2,033	Cooper Cos., Inc. (The)	653,182
20,180	DENTSPLY SIRONA, Inc.	1,141,986
2,676	Hologic, Inc.*	139,714
8,454	STERIS PLC	1,288,559
3,396	West Pharmaceutical Services, Inc.	510,521
		3,733,962
	HEALTH CARE PROVIDERS & SERVICES - 2.7%
2,242	Acadia Healthcare Co., Inc.*	74,479
3,257	Anthem, Inc.	983,712
1,035	DaVita, Inc.*	77,656
7,499	Molina Healthcare, Inc.*	1,017,539
9,017	Universal Health Services, Inc., Class B	1,293,579
		3,446,965
	HOTELS, RESTAURANTS & LEISURE - 1.5%
13,812	Hilton Grand Vacations, Inc.*	474,995
8,493	International Game Technology PLC	127,140
41,521	MGM Resorts International	1,381,404
		1,983,539
	HOUSEHOLD DURABLES - 2.6%
26,130	DR Horton, Inc.	1,378,357
15,697	Lennar Corp., Class A	875,736
27,328	Toll Brothers, Inc.	1,079,729
		3,333,822
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 2.5%
68,170	AES Corp.	1,356,583
27,014	NRG Energy, Inc.	1,073,806
35,731	Vistra Energy Corp.	821,456
		3,251,845
	INDUSTRIAL CONGLOMERATES - 0.4%
3,587	Carlisle Cos., Inc.	580,520
	INSURANCE - 4.5%
22,946	Athene Holding Ltd., Class A*	1,079,150
22,840	Brighthouse Financial, Inc.*	896,013

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	INSURANCE - 4.5% (Continued)
6,108	First American Financial Corp.	$356,218
16,146	Mercury General Corp.	786,795
7,496	Reinsurance Group of America, Inc.	1,222,298
36,766	Unum Group	1,072,097
294	White Mountains Insurance Group Ltd.	327,960
		5,740,531
	INTERACTIVE MEDIA & SERVICES - 0.4%
2,258	Facebook, Inc., Class A*	463,454
	INTERNET & DIRECT MARKETING RETAIL - 0.3%
228	Amazon.com, Inc.*	421,307
	IT SERVICES - 2.9%
2,852	Alliance Data Systems Corp.	319,994
1,789	Amdocs Ltd.	129,148
4,730	CACI International, Inc., Class A*	1,182,453
17,496	DXC Technology Co.	657,675
2,257	PayPal Holdings, Inc.*	244,140
5,983	VeriSign, Inc.*	1,152,804
		3,686,214
	LEISURE PRODUCTS - 0.3%
3,216	Polaris, Inc.	327,067
	LIFE SCIENCES TOOLS & SERVICES - 1.1%
7,662	IQVIA Holdings, Inc.*	1,183,856
332	Mettler-Toledo International, Inc.*	263,369
		1,447,225
	MACHINERY - 2.1%
11,821	Allison Transmission Holdings, Inc.	571,191
3,903	Crane Co.	337,141
6,432	Oshkosh Corp.	608,789
14,710	PACCAR, Inc.	1,163,561
		2,680,682
	MEDIA - 2.1%
22,989	Liberty Global PLC, Class C*	501,045
31,512	New York Times Co. (The), Class A	1,013,741
82,583	News Corp., Class A	1,167,724
		2,682,510
	METALS & MINING - 1.5%
50,363	Alcoa Corp.*	1,083,308
5,555	Reliance Steel & Aluminum Co.	665,267
1,970	Royal Gold, Inc.	240,832
		1,989,407
	MORTGAGE REAL ESTATE INVESTMENT - 0.1%
10,568	Two Harbors Investment Corp.	154,504
Shares/ Principal		Fair Value
	MULTILINE RETAIL - 0.9%
68,212	Macy's, Inc.	$1,159,604
	MULTI-UTILITIES - 3.0%
17,917	Ameren Corp.	1,376,025
15,519	CMS Energy Corp.	975,214
12,133	DTE Energy Co.	1,575,713
		3,926,952
	OIL, GAS & CONSUMABLE FUELS - 3.0%
45,576	Cabot Oil & Gas Corp.	793,478
20,543	HollyFrontier Corp.	1,041,736
52,314	Kosmos Energy Ltd.	298,190
81,530	Range Resources Corp.	395,420
7,378	Valero Energy Corp.	690,950
7,826	Williams Cos., Inc. (The)	185,633
38,288	WPX Energy, Inc.*	526,077
		3,931,484
	PAPER & FOREST PRODUCTS - 0.8%
25,815	Domtar Corp.	987,166
	PHARMACEUTICALS - 1.1%
5,546	Jazz Pharmaceuticals PLC*	827,907
26,334	Mylan NV*	529,313
		1,357,220
	PROFESSIONAL SERVICES - 0.4%
6,981	IHS Markit Ltd.*	526,018
	ROAD & RAIL - 0.4%
4,485	Landstar System, Inc.	510,707
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
3,263	Cree, Inc.*	150,588
253	Lam Research Corp.	73,977
205	Universal Display Corp.	42,244
		266,809
	SOFTWARE - 0.6%
1,861	NortonLifeLock, Inc.	47,493
37,393	Nuance Communications, Inc.*	666,717
		714,210
	SPECIALTY RETAIL - 1.8%
20,048	AutoNation, Inc.*	974,934
22,667	Dick's Sporting Goods, Inc.	1,121,790
5,584	Foot Locker, Inc.	217,720
		2,314,444
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
8,184	Western Digital Corp.	519,438

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TOBACCO - 0.5%
8,177	Philip Morris International, Inc.	$695,781
	TRADING COMPANIES & DISTRIBUTORS - 1.0%
28,198	HD Supply Holdings, Inc.*	1,134,124
3,211	WESCO International, Inc.*	190,701
		1,324,825
	TOTAL COMMON STOCKS (Cost - $117,916,176)	128,003,578
	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUNDS - 0.6%
770,739	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)(Cost - $770,739)	770,739
	TOTAL INVESTMENTS - 100.0% (Cost - $118,686,915)	$128,774,317
	OTHER ASSETS LESS LIABILITIES - NET 0.0%†	56,485
	TOTAL NET ASSETS - 100.0%	$128,830,802

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2019

Assets:	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investments in securities, at cost	$74,695,170	$496,696,979	$14,515,613	$136,066,575
Investments in securities, at fair value	$82,058,146	$582,005,763	$18,058,484	$144,429,820
Cash	-	8,922	1	4
Foreign cash (cost $-, $114, $- and $3,494,467, respectively)	-	114	-	3,541,799
Deposits with broker +	-	251,966	10,142	190,527
Unrealized appreciation on futures contracts	-	123,819	4,628	8,044
Receivable for securities sold	129,517	-	-	-
Receivable for portfolio shares sold	-	43,672	-	-
Interest and dividends receivable	670	776,068	15,365	610,135
Prepaid expenses	2,878	20,170	626	5,134
Total Assets	82,191,211	583,230,494	18,089,246	148,785,463
Liabilities:
Due to custodian	116,667	-	-	-
Payable for portfolio shares redeemed	75,270	173,143	1,068	102,688
Accrued distribution (12b-1) fees	3,283	7,397	3,808	8,963
Accrued investment advisory fees	12,467	174,032	5,929	59,652
Administrative service fees payable	4,250	29,772	926	7,555
Accrued expenses and other liabilities	894	5,950	220	16,695
Total Liabilities	212,831	390,294	11,951	195,553
Net Assets	$81,978,380	$582,840,200	$18,077,295	$148,589,910
Composition of Net Assets:
Paid-in capital	$71,224,879	$473,389,148	$13,608,031	$151,085,434
Total distributable earnings/(deficit)	10,753,501	109,451,052	4,469,264	(2,495,524)
Net Assets	$81,978,380	$582,840,200	$18,077,295	$148,589,910
Class I Shares:
Net assets	$66,409,953	$547,724,462	$-	$105,876,399
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	5,813,597	44,214,183	-	10,605,987
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$11.42	$12.39	$-	$9.98
Class II Shares:
Net assets	$15,568,427	$35,115,738	$18,077,295	$42,713,511
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,366,812	2,838,375	1,427,992	4,284,368
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$11.39	$12.37	$12.66	$9.97

+  Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2019

Assets:	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio
Investments in securities, at cost	$159,675,598	$16,988,216	$22,159,828	$245,928,534
Investments in securities, at fair value	$191,609,060	$18,490,013	$25,909,628	$273,415,439
Cash	7,015	1	1	176
Deposits with broker +	74,678	9,348	13,912	121,969
Unrealized appreciation on futures contracts	35,430	5,092	8,243	53,938
Interest and dividends receivable	169,097	19,936	32,319	446,061
Prepaid expenses	6,706	635	885	9,582
Total Assets	191,901,986	18,525,025	25,964,988	274,047,165
Liabilities:
Payable for portfolio shares redeemed	63,144	10,807	370,444	164,503
Accrued distribution (12b-1) fees	10,708	1,856	801	1,565
Accrued investment advisory fees	81,180	7,241	7,780	95,131
Administrative service fees payable	9,921	941	1,313	14,115
Accrued expenses and other liabilities	2,319	211	314	2,877
Total Liabilities	167,272	21,056	380,652	278,191
Net Assets	$191,734,714	$18,503,969	$25,584,336	$273,768,974
Composition of Net Assets:
Paid-in capital	$146,261,540	$16,099,920	$20,774,904	$236,149,671
Total distributable earnings	45,473,174	2,404,049	4,809,432	37,619,303
Net Assets	$191,734,714	$18,503,969	$25,584,336	$273,768,974
Class I Shares:
Net assets	$141,288,731	$9,731,734	$21,775,599	$266,398,620
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	10,815,782	839,894	1,782,748	23,143,836
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$13.06	$11.59	$12.21	$11.51
Class II Shares:
Net assets	$50,445,983	$8,772,235	$3,808,737	$7,370,354
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,863,539	757,771	312,229	639,848
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$13.06	$11.58	$12.20	$11.52

+  Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2019

Assets:	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Investments in securities, at cost	$68,361,708	$104,852,313	$25,713,443	$72,591,960
Investments in securities, at fair value	$70,645,633	$107,508,235	$28,515,741	$87,150,362
Swaptions purchased (premiums paid $-, $5,754, $- and $-)	-	997	-	-
Cash	1	-	-	-
Premiums paid on open swap contracts	-	73,504	-	-
Foreign cash (cost $-, $70,162, $44,148 and $-, respectively)	-	71,114	44,693	-
Deposits with broker +	17,156	913,225	-	-
Unrealized appreciation on swap contracts	-	20,905	-	-
Receivable for securities sold	-	27,085,630	-	-
Receivable for portfolio shares sold	-	317,601	-	-
Interest and dividends receivable	1,038,349	578,484	38,445	41,486
Prepaid expenses	2,514	3,213	1,010	3,075
Total Assets	71,703,653	136,572,908	28,599,889	87,194,923
Liabilities:
Investments in securities sold short, proceeds	-	15,892,578	-	-
Investments in securities sold short, at fair value	-	15,934,999	-	-
Swaptions written (premiums received $-, $82,348, $- and $-)	-	70,659	-	-
Unrealized depreciation on futures contracts	9,773	183,078	-	-
Unrealized depreciation on forward foreign currency contracts	-	76,560	-	-
Due to custodian	-	10,011	75	160,475
Payable for securities purchased	33,019	29,766,459	-	-
Payable for portfolio shares redeemed	1,621	-	4,377	14,681
Accrued distribution (12b-1) fees	190	-	2,730	849
Accrued investment advisory fees	27,242	22,354	12,826	24,000
Administrative service fees payable	3,719	-	1,488	4,518
Accrued expenses and other liabilities	780	2,899	3,817	525
Total Liabilities	76,344	46,067,019	25,313	205,048
Net Assets	$71,627,309	$90,505,889	$28,574,576	$86,989,875
Composition of Net Assets:
Paid-in capital	$69,668,104	$83,688,147	$26,351,587	$67,925,401
Total distributable earnings	1,959,205	6,817,742	2,222,989	19,064,474
Net Assets	$71,627,309	$90,505,889	$28,574,576	$86,989,875
Class I Shares:
Net assets	$70,726,774	$90,505,889	$15,625,122	$82,880,256
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	6,928,820	8,541,699	1,418,798	6,642,536
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$10.21	$10.60	$11.01	$12.48
Class II Shares:
Net assets	$900,535	$-	$12,949,454	$4,109,619
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	88,359	-	1,177,568	329,921
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$10.19	$-	$11.00	$12.46

+  Collateral for futures contracts, swap contracts, swaptions purchased, swaptions written and forward foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2019

Assets:	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Investments in securities, at cost	$118,686,915
Investments in securities, at fair value	$128,774,317
Interest and dividends receivable	254,057
Prepaid expenses	4,502
Total Assets	129,032,876
Liabilities:
Payable for portfolio shares redeemed	122,064
Accrued distribution (12b-1) fees	16,611
Accrued investment advisory fees	55,327
Administrative service fees payable	6,632
Accrued expenses and other liabilities	1,440
Total Liabilities	202,074
Net Assets	$128,830,802
Composition of Net Assets:
Paid-in capital	$121,338,446
Total distributable earnings	7,492,356
Net Assets	$128,830,802
Class I Shares:
Net assets	$49,971,097
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	4,658,725
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$10.73
Class II Shares:
Net assets	$78,859,705
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	7,365,313
Net asset value, offering and redemption price per share (Net Assets ÷ Total shares of beneficial interest outstanding)	$10.71

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2019

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investment Income:
Dividend income*	$2,006,022	$11,166,309	$232,590	$4,794,479
Interest income	998	165,066	6,562	14,459
Total Investment Income	2,007,020	11,331,375	239,152	4,808,938
Expenses:
Investment advisory fees	179,396	2,201,407	78,360	874,100
Distribution fees (12b-1) - Class II Shares	37,487	86,109	43,533	106,438
Administrative service fees	57,601	355,763	17,798	97,615
Legal fees	21,611	149,794	4,528	38,385
Trustees' fees	7,559	52,189	2,041	13,961
Custody fees	568	4,640	134	20,049
Miscellaneous expenses	7,009	40,277	1,314	11,402
Total Expenses	311,231	2,890,179	147,708	1,161,950
Expenses waived	(19,679)	(93,032)	(10,039)	(48,584)
Net Expenses	291,552	2,797,147	137,669	1,113,366
Net Investment Income	1,715,468	8,534,228	101,483	3,695,572
Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,918,527	23,957,385	907,661	(5,589,363)
Futures contracts	-	1,890,915	73,061	773,480
Forward foreign currency contracts	-	8	-	4,709
Foreign currency translations	-	1	-	14,187
	1,918,527	25,848,309	980,722	(4,796,987)
Net change in unrealized appreciation on:
Investments	11,861,210	108,259,940	3,870,837	27,889,507
Futures contracts	-	319,977	2,946	114,999
Forward foreign currency contracts	-	-	-	120
Foreign currency translations	-	740	-	51,829
	11,861,210	108,580,657	3,873,783	28,056,455
Net Realized and Change in Unrealized Gain	13,779,737	134,428,966	4,854,505	23,259,468
Net Increase in Net Assets Resulting from Operations	$15,495,205	$142,963,194	$4,955,988	$26,955,040
* Foreign taxes withheld	$-	$80,934	$8	$503,988

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2019

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio
Investment Income:
Dividend income*	$1,982,224	$238,070	$481,040	$7,104,698
Interest income	55,857	8,510	9,954	80,708
Total Investment Income	2,038,081	246,580	490,994	7,185,406
Expenses:
Investment advisory fees	1,047,472	96,272	95,496	1,221,692
Distribution fees (12b-1) - Class II Shares	123,506	20,943	8,579	18,821
Administrative service fees	125,260	18,988	22,271	175,230
Legal fees	50,696	4,719	6,561	71,622
Trustees' fees	17,933	1,832	2,121	25,889
Custody fees	1,511	181	202	2,200
Miscellaneous expenses	13,434	1,269	1,867	19,518
Total Expenses	1,379,812	144,204	137,097	1,534,972
Expenses waived	(55,910)	(10,872)	(10,817)	(49,384)
Net Expenses	1,323,902	133,332	126,280	1,485,588
Net Investment Income	714,179	113,248	364,714	5,699,818
Net Realized and Change in Unrealized Gain
Net realized gain on:
Investments	13,110,532	719,150	991,833	10,144,509
Futures contracts	597,212	73,079	99,064	923,414
	13,707,744	792,229	1,090,897	11,067,923
Net change in unrealized appreciation on:
Investments	38,074,189	3,733,279	4,725,742	43,631,959
Futures contracts	122,375	14,893	23,265	160,690
	38,196,564	3,748,172	4,749,007	43,792,649
Net Realized and Change in Unrealized Gain	51,904,308	4,540,401	5,839,904	54,860,572
Net Increase in Net Assets Resulting from Operations	$52,618,487	$4,653,649	$6,204,618	$60,560,390
* Foreign taxes withheld	$743	$-	$20	$154

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2019

	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Investment Income:
Dividend income*	$-	$-	$619,449	$1,079,923
Interest income	4,136,995	2,851,005	704	11,213
Total Investment Income	4,136,995	2,851,005	620,153	1,091,136
Expenses:
Investment advisory fees	362,863	314,488	181,894	323,898
Distribution fees (12b-1) - Class II Shares	2,337	-	32,128	9,649
Administrative service fees	55,651	68,669	25,726	61,289
Legal fees	19,047	24,564	7,041	23,087
Trustees' fees	7,329	8,950	3,188	8,428
Custody fees	621	1,345	2,967	611
Miscellaneous expenses	5,282	44,775	3,197	6,729
Total Expenses	453,130	462,791	256,141	433,691
Expenses waived	(22,317)	(26,065)	(14,959)	(20,779)
Net Expenses	430,813	436,726	241,182	412,912
Net Investment Income	3,706,182	2,414,279	378,971	678,224
Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(2,173,414)	2,442,587	(120,284)	4,644,441
Futures contracts	(78,848)	834,656	-	(7,350)
Swap contracts	-	167,900	-	-
Swaptions	-	11,265	-	-
Forward foreign currency contracts	-	(164,382)	2,723	-
Foreign currency translations	-	2,593	533	-
	(2,252,262)	3,294,619	(117,028)	4,637,091
Net change in unrealized appreciation/(depreciation) on:
Investments	8,638,820	3,150,509	5,558,806	18,078,560
Short Sales	-	(42,421)	-	-
Futures contracts	(6,389)	(357,695)	-	-
Swap contracts	-	(50,655)	-	-
Swaptions	-	6,932	-	-
Forward foreign currency contracts	-	(64,257)	-	-
Foreign currency translations	-	(129)	847	-
	8,632,431	2,642,284	5,559,653	18,078,560
Net Realized and Change in Unrealized Gain	6,380,169	5,936,903	5,442,625	22,715,651
Net Increase in Net Assets Resulting from Operations	$10,086,351	$8,351,182	$5,821,596	$23,393,875
* Foreign taxes withheld	$-	$1,209	$35,707	$1,209

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2019

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Investment Income:
Dividend income*	$2,731,302
Interest income	17,668
Total Investment Income	2,748,970
Expenses:
Investment advisory fees	712,672
Distribution fees (12b-1) - Class II Shares	196,611
Administrative service fees	87,286
Legal fees	33,925
Trustees fees	12,604
Custody fees	886
Miscellaneous expenses	11,645
Total Expenses	1,055,629
Expenses waived	(27,176)
Net Expenses	1,028,453
Net Investment Income	1,720,517
Net Realized and Change in Unrealized Gain/(Loss)
Net realized loss on:
Investments	(2,439,706)
(2,439,706)
Net change in unrealized appreciation on:
Investments	24,881,598
24,881,598
Net Realized and Change in Unrealized Gain	22,441,892
Net Increase in Net Assets Resulting from Operations	$24,162,409
* Foreign Taxes withheld	$3,323

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,715,468	$1,766,322	$8,534,228	$8,338,625
Net realized gain (loss)	1,918,527	(488,644)	25,848,309	(4,103,445)
Net change in unrealized appreciation (depreciation)	11,861,210	(5,623,615)	108,580,657	(32,111,695)
Net increase (decrease) in net assets resulting from operations	15,495,205	(4,345,937)	142,963,194	(27,876,515)
From Distributions to Shareholders:
Total distributions paid	(1,579,777)	(361,277)	(8,622,370)	(8,261,415)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	982,681	4,710,096	321,643	275,178,625
Class II	1,689,133	8,539,942	319,019	5,280,712
Reinvestment of distributions
Class I	1,292,091	319,042	8,178,502	7,813,964
Class II	287,686	42,236	443,868	447,452
Cost of shares redeemed
Class I	(10,728,603)	(12,957,720)	(73,400,471)	(78,346,434)
Class II	(2,727,791)	(2,903,952)	(6,295,537)	(7,914,091)
Net increase (decrease) in net assets from share transactions of beneficial interest	(9,204,803)	(2,250,356)	(70,432,976)	202,460,228
Total increase (decrease) in net assets	4,710,625	(6,957,570)	63,907,848	166,322,298
Net Assets:
Beginning of year	77,267,755	84,225,325	518,932,352	352,610,054
End of year	$81,978,380	$77,267,755	$582,840,200	$518,932,352
Share Activity:
Class I
Share sold	91,433	458,954	28,571	26,048,710
Shares reinvested	117,784	32,456	702,018	761,595
Shares redeemed	(995,752)	(1,270,339)	(6,477,327)	(7,300,038)
Net increase (decrease) in shares of beneficial interest outstanding	(786,535)	(778,929)	(5,746,738)	19,510,267
Share Activity:
Class II
Shares sold	156,954	831,755	27,000	489,813
Shares reinvested	26,273	4,301	38,133	43,654
Shares redeemed	(253,684)	(285,815)	(562,865)	(735,161)
Net increase (decrease) in shares of beneficial interest outstanding	(70,457)	550,241	(497,732)	(201,694)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$101,483	$147,181	$3,695,572	$3,320,882
Net realized gain (loss)	980,722	427,787	(4,796,987)	(6,606,793)
Net change in unrealized appreciation (depreciation)	3,873,783	(793,512)	28,056,455	(21,191,740)
Net increase (decrease) in net assets resulting from operations	4,955,988	(218,544)	26,955,040	(24,477,651)
From Distributions to Shareholders:
Total distributions paid	(631,480)	(283,113)	(3,595,113)	(3,135,099)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	-	-	648,695	60,436,711
Class II	622,705	701,973	462,768	47,547,508
Reinvestment of distributions
Class I	-	-	2,631,989	2,260,346
Class II	631,480	283,113	963,124	874,754
Cost of shares redeemed
Class I	-	-	(12,653,484)	(11,619,140)
Class II	(3,308,021)	(5,210,960)	(6,569,623)	(4,308,815)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,053,836)	(4,225,874)	(14,516,531)	95,191,364
Total increase (decrease) in net assets	2,270,672	(4,727,531)	8,843,396	67,578,614
Net Assets:
Beginning of year	15,806,623	20,534,154	139,746,514	72,167,900
End of year	$18,077,295	$15,806,623	$148,589,910	$139,746,514
Share Activity:
Class I
Share sold	-	-	68,943	5,956,019
Shares reinvested	-	-	277,929	259,512
Shares redeemed	-	-	(1,349,326)	(1,184,435)
Net increase (decrease) in shares of beneficial interest outstanding	-	-	(1,002,454)	5,031,096
Share Activity:
Class II
Shares sold	54,262	63,002	49,569	4,680,473
Shares reinvested	53,470	27,118	101,810	100,546
Shares redeemed	(284,633)	(475,123)	(702,284)	(445,806)
Net increase (decrease) in shares of beneficial interest outstanding	(176,901)	(385,003)	(550,905)	4,335,213

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Small Cap Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$714,179	$1,723,701	$113,248	$110,139
Net realized gain	13,707,744	45,574	792,229	457,116
Net change in unrealized appreciation (depreciation)	38,196,564	(8,548,365)	3,748,172	(2,442,580)
Net increase (decrease) in net assets resulting from operations	52,618,487	(6,779,090)	4,653,649	(1,875,325)
From Distributions to Shareholders:
Total distributions paid	(1,136,386)	(2,125,079)	(571,080)	(104,521)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	950,665	60,544,967	162,453	154,274
Class II	767,631	34,653,907	460,155	5,930,065
Reinvestment of distributions
Class I	925,644	1,648,223	311,529	65,101
Class II	210,742	476,857	259,551	39,420
Cost of shares redeemed
Class I	(24,967,414)	(23,194,442)	(1,731,313)	(1,925,214)
Class II	(7,072,756)	(7,045,289)	(1,386,644)	(1,470,068)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(29,185,488)	67,084,223	(1,924,269)	2,793,578
Total increase in net assets	22,296,613	58,180,054	2,158,300	813,732
Net Assets:
Beginning of year	169,438,101	111,258,047	16,345,669	15,531,937
End of year	$191,734,714	$169,438,101	$18,503,969	$16,345,669
Share Activity:
Class I
Share sold	76,121	5,651,636	14,637	14,058
Shares reinvested	74,529	160,177	28,739	6,523
Shares redeemed	(2,066,657)	(2,110,745)	(162,834)	(182,058)
Net increase (decrease) in shares of beneficial interest outstanding	(1,916,007)	3,701,068	(119,458)	(161,477)
Share Activity:
Class II
Shares sold	63,573	3,246,172	42,771	556,716
Shares reinvested	16,968	46,342	23,966	3,950
Shares redeemed	(588,096)	(641,559)	(129,724)	(138,711)
Net increase/(decrease) in shares of beneficial interest outstanding	(507,555)	2,650,955	(62,987)	421,955

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined U.S. Core Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$364,714	$364,690	$5,699,818	$5,777,992
Net realized gain (loss)	1,090,897	54,199	11,067,923	(2,539,434)
Net change in unrealized appreciation (depreciation)	4,749,007	(1,588,092)	43,792,649	(25,151,739)
Net increase (decrease) in net assets resulting from operations	6,204,618	(1,169,203)	60,560,390	(21,913,181)
From Distributions to Shareholders:
Total distributions paid	(564,891)	(520,852)	(5,750,591)	(6,273,213)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	849,779	464,122	840,087	5,139,697
Class II	481,432	3,681,529	89,913	132,447
Reinvestment of distributions
Class I	491,282	450,406	5,610,248	6,102,375
Class II	73,609	70,446	140,343	170,839
Cost of shares redeemed
Class I	(3,385,569)	(3,743,802)	(41,483,513)	(45,420,543)
Class II	(493,930)	(640,775)	(1,539,753)	(1,820,772)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,983,397)	281,926	(36,342,675)	(35,695,957)
Total increase (decrease) in net assets	3,656,330	(1,408,129)	18,467,124	(63,882,351)
Net Assets:
Beginning of year	21,928,006	23,336,135	255,301,850	319,184,201
End of year	$25,584,336	$21,928,006	$273,768,974	$255,301,850
Share Activity:
Class I
Share sold	75,467	43,680	80,177	488,141
Shares reinvested	42,720	44,157	513,289	616,402
Shares redeemed	(298,716)	(347,902)	(3,868,302)	(4,342,073)
Net decrease in shares of beneficial interest outstanding	(180,529)	(260,065)	(3,274,836)	(3,237,530)
Share Activity:
Class II
Shares sold	43,025	340,460	8,362	12,505
Shares reinvested	6,406	6,913	12,828	17,239
Shares redeemed	(44,494)	(61,079)	(143,258)	(181,213)
Net increase (decrease) in shares of beneficial interest outstanding	4,937	286,294	(122,068)	(151,469)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,706,182	$4,220,540	$2,414,279	$2,165,503
Net realized gain (loss)	(2,252,262)	(1,733,564)	3,294,619	(1,229,099)
Net change in unrealized appreciation (depreciation)	8,632,431	(5,876,562)	2,642,284	(186,486)
Net increase (decrease) in net assets resulting from operations	10,086,351	(3,389,586)	8,351,182	749,918
From Distributions to Shareholders:
Total distributions paid	(4,220,855)	(483,027)	(2,193,008)	(47,084)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	6,574,298	8,510,950	4,326,942	71,228,815
Class II	18,193	43,566	-	-
Reinvestment of distributions
Class I	4,170,653	475,788	2,193,008	47,084
Class II	50,202	7,239	-	-
Cost of shares redeemed
Class I	(15,055,923)	(18,991,102)	(14,931,782)	(14,478,734)
Class II	(321,543)	(322,915)	(10)	-
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,564,120)	(10,276,474)	(8,411,842)	56,797,165
Total increase (decrease) in net assets	1,301,376	(14,149,087)	(2,253,668)	57,499,999
Net Assets:
Beginning of year	70,325,933	84,475,020	92,759,557	35,259,558
End of year	$71,627,309	$70,325,933	$90,505,889	$92,759,557
Share Activity:
Class I
Share sold	639,059	861,033	414,744	7,289,283
Shares reinvested	415,818	48,649	208,065	4,829
Shares redeemed	(1,468,904)	(1,938,480)	(1,428,458)	(1,478,494)
Net increase (decrease) in shares of beneficial interest outstanding	(414,027)	(1,028,798)	(805,649)	5,815,618
Share Activity:
Class II
Shares sold	1,791	4,390	-	-
Shares reinvested	5,010	742	-	-
Shares redeemed	(32,225)	(32,950)	(1)	-
Net decrease in shares of beneficial interest outstanding	(25,424)	(27,818)	(1)	-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Global Equity Insights Portfolio		Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$378,971	$392,332	$678,224	$756,082
Net realized gain (loss)	(117,028)	(537,574)	4,637,091	1,091,018
Net change in unrealized appreciation (depreciation)	5,559,653	(3,311,680)	18,078,560	(5,347,626)
Net increase (decrease) in net assets resulting from operations	5,821,596	(3,456,922)	23,393,875	(3,500,526)
From Distributions to Shareholders:
Total distributions paid	(369,107)	(406,910)	(2,122,032)	(1,225,121)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	366,317	762,193	384,001	11,264,824
Class II	303,097	11,946,181	513,720	4,150,216
Reinvestment of distributions
Class I	222,785	239,600	2,034,016	1,181,346
Class II	146,322	167,310	88,016	43,775
Cost of shares redeemed
Class I	(3,279,585)	(3,663,162)	(17,825,720)	(15,403,543)
Class II	(2,081,522)	(2,600,439)	(661,185)	(522,157)
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,322,586)	6,851,683	(15,467,152)	714,461
Total increase (decrease) in net assets	1,129,903	2,987,851	5,804,691	(4,011,186)
Net Assets:
Beginning of year	27,444,673	24,456,822	81,185,184	85,196,370
End of year	$28,574,576	$27,444,673	$86,989,875	$81,185,184
Share Activity:
Class I
Share sold	35,299	71,956	31,833	1,025,070
Shares reinvested	21,218	24,881	173,996	115,141
Shares redeemed	(316,492)	(354,007)	(1,551,344)	(1,423,308)
Net decrease in shares of beneficial interest outstanding	(259,975)	(257,170)	(1,345,515)	(283,097)
Share Activity:
Class II
Shares sold	29,832	1,129,288	45,220	376,728
Shares reinvested	13,949	17,392	7,542	4,271
Shares redeemed	(202,749)	(251,916)	(57,054)	(48,588)
Net increase (decrease) in shares of beneficial interest outstanding	(158,968)	894,764	(4,292)	332,411

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,720,517	$1,736,542
Net realized loss	(2,439,706)	(252,318)
Net change in unrealized appreciation (depreciation)	24,881,598	(16,219,628)
Net increase (decrease) in net assets resulting from operations	24,162,409	(14,735,404)
From Distributions to Shareholders:
Total distributions paid	(2,671,957)	(1,157,852)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	502,610	608,534
Class II	454,307	79,279,639
Reinvestment of distributions
Class I	1,117,081	516,181
Class II	1,554,876	641,671
Cost of shares redeemed
Class I	(9,183,366)	(11,691,655)
Class II	(11,269,119)	(9,860,791)
Net increase (decrease) in net assets from share transactions of beneficial interest	(16,823,611)	59,493,579
Total increase in net assets	4,666,841	43,600,323
Net Assets:
Beginning of year	124,163,961	80,563,638
End of year	$128,830,802	$124,163,961
Share Activity:
Class I
Share sold	46,476	58,962
Shares reinvested	108,244	53,380
Shares redeemed	(899,330)	(1,130,804)
Net decrease in shares of beneficial interest outstanding	(744,610)	(1,018,462)
Share Activity:
Class II
Shares sold	40,384	7,862,414
Shares reinvested	150,812	66,494
Shares redeemed	(1,107,479)	(950,389)
Net increase (decrease) in shares of beneficial interest outstanding	(916,283)	6,978,519

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.62	$10.19		$10.00
Income from investment operations
Net investment income (b,c)	0.23	0.21		0.06
Net realized and unrealized gain (loss)	1.79	(0.73)		0.13
Total income (loss) from investment operations	2.02	(0.52)		0.19
Less distributions from
Net investment income	(0.22)	(0.05)		-
Net realized gain	-	0.00	(d)	-
Total distributions from net investment income and net realized gains	(0.22)	(0.05)		-
Net asset value, end of period	$11.42	$9.62		$10.19
Total return (e)	21.09%	(5.14	)% (j)	1.90	% (j)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$66,410	$63,462		$75,191
Ratio of net expenses to average net assets (f)	0.31%	0.31%		0.31	% (g)
Ratio of gross expenses to average net assets (f,h)	0.34%	0.32%		0.32	% (g)
Ratio of net investment income to average net assets (c,f)	2.15%	2.06%		4.15	% (g)
Portfolio turnover rate	61%	54%		2	% (i)

(a)  Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  Not annualized.

(j)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.61	$10.18		$10.00
Income from investment operations
Net investment income (b,c)	0.21	0.20		0.14
Net realized and unrealized gain (loss)	1.78	(0.74)		0.04
Total income (loss) from investment operations	1.99	(0.54)		0.18
Less distributions from
Net investment income	(0.21)	(0.03)		-
Net realized gain	-	0.00	(d)	-
Total distributions from net investment income and net realized gains	(0.21)	(0.03)		-
Net asset value, end of period	$11.39	$9.61		$10.18
Total return (e)	20.82%	(5.33	)% (j)	1.80	% (j)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$15,568	$13,806		$9,034
Ratio of net expenses to average net assets (f)	0.56%	0.56%		0.56	% (g)
Ratio of gross expenses to average net assets (f,h)	0.59%	0.57%		0.56	% (g)
Ratio of net investment income to average net assets (c,f)	1.91%	1.99%		9.11	% (g)
Portfolio turnover rate	61%	54%		2	% (i)

(a)  Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  Not annualized.

(j)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.74	$10.38		$10.00
Income from investment operations
Net investment income (b)	0.17	0.16		0.03
Net realized and unrealized gain (loss)	2.66	(0.64)		0.35
Total income (loss) from investment operations	2.83	(0.48)		0.38
Less distributions from
Net investment income	(0.18)	(0.12)		-
Net realized gain	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.18)	(0.16)		-
Net asset value, end of period	$12.39	$9.74		$10.38
Total return (c)	29.21%	(4.75	)% (d)	3.80	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$547,724	$486,491		$315,936
Ratio of net expenses to average net assets	0.48%	0.48%		0.48	% (e)
Ratio of gross expenses to average net assets (f)	0.50%	0.49%		0.48	% (e)
Ratio of net investment income to average net assets	1.53%	1.51%		1.67	% (e)
Portfolio turnover rate	130%	156%		18	% (g)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Annualized.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Not annualized.
See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.72	$10.37		$10.00
Income from investment operations
Net investment income (b)	0.14	0.13		0.02
Net realized and unrealized gain (loss)	2.66	(0.65)		0.35
Total income (loss) from investment operations	2.80	(0.52)		0.37
Less distributions from
Net investment income	(0.15)	(0.09)		-
Net realized gain	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.15)	(0.13)		-
Net asset value, end of period	$12.37	$9.72		$10.37
Total return (c)	28.94%	(5.06	)% (d)	3.70	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$35,116	$32,442		$36,674
Ratio of net expenses to average net assets	0.73%	0.73%		0.72	% (e)
Ratio of gross expenses to average net assets (f)	0.75%	0.74%		0.72	% (e)
Ratio of net investment income to average net assets	1.28%	1.24%		1.00	% (e)
Portfolio turnover rate	130%	156%		18	% (g)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Annualized.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.85	$10.32	$10.00
Income from investment operations
Net investment income (b)	0.07	0.08	0.02
Net realized and unrealized gain (loss)	3.18	(0.38)	0.30
Total income (loss) from investment operations	3.25	(0.30)	0.32
Less distributions from
Net investment income	(0.06)	(0.08)	-
Net realized gain	(0.38)	(0.09)	-
Total distributions from net investment income and net realized gains	(0.44)	(0.17)	-
Net asset value, end of period	$12.66	$9.85	$10.32
Total return (c)	33.38%	(2.98)%	3.20	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$18,077	$15,807	$20,534
Ratio of net expenses to average net assets	0.79%	0.79%	0.79	% (d)
Ratio of gross expenses to average net assets (e)	0.85%	0.81%	0.80	% (d)
Ratio of net investment income to average net assets	0.58%	0.75%	1.14	% (d)
Portfolio turnover rate	144%	156%	23	% (f)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$8.50	$10.20		$10.00
Income from investment operations
Net investment income (b,c)	0.25	0.23		0.03
Net realized and unrealized gain (loss)	1.48	(1.74)		0.17
Total income (loss) from investment operations	1.73	(1.51)		0.20
Less distributions from
Net investment income	(0.25)	(0.19)		-
Net realized gain	-	0.00	(k)	-
Total distributions from net investment income and net realized gains	(0.25)	(0.19)		-
Net asset value, end of period	$9.98	$8.50		$10.20
Total return (d)	20.50%	(14.80	)% (j)	2.00	% (i)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$105,876	$98,694		$67,071
Ratio of net expenses to average net assets (e)	0.69%	0.69%		0.69	% (g)
Ratio of gross expenses to average net assets (e,f)	0.72%	0.70%		0.69	% (g)
Ratio of net investment income to average net assets (c,e)	2.61%	2.30%		1.99	% (g)
Portfolio turnover rate	86%	67%		4	% (h)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

(i)  For the period ended December 31, 2017, 0.13% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been 1.87%.

(j)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (14.90)%.

(k)  Less than $0.005 per share.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$8.49	$10.19		$10.00
Income from investment operations
Net investment income (b,c)	0.22	0.22		0.05
Net realized and unrealized gain (loss)	1.48	(1.74)		0.14
Total income (loss) from investment operations	1.70	(1.52)		0.19
Less distributions from
Net investment income	(0.22)	(0.18)		-
Net realized gain	-	0.00	(k)	-
Total distributions from net investment income and net realized gains	(0.22)	(0.18)		-
Net asset value, end of period	$9.97	$8.49		$10.19
Total return (d)	20.22%	(14.95	)% (j)	1.90	% (i)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$42,714	$41,052		$5,097
Ratio of net expenses to average net assets (e)	0.94%	0.94%		0.93	% (g)
Ratio of gross expenses to average net assets (e,f)	0.97%	0.95%		0.93	% (g)
Ratio of net investment income to average net assets (c,e)	2.36%	2.23%		3.34	% (g)
Portfolio turnover rate	86%	67%		4	% (h)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

(i)  For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio's total return.

(j)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (15.05)%.

(k)  Less than $0.005 per share.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.91	$10.35		$10.00
Income from investment operations
Net investment income (b)	0.05	0.11		0.01
Net realized and unrealized gain (loss)	3.18	(0.43)		0.34
Total income (loss) from investment operations	3.23	(0.32)		0.35
Less distributions from
Net investment income	(0.03)	(0.09)		-
Net realized gain	(0.05)	(0.03)		-
Total distributions from net investment income and net realized gains	(0.08)	(0.12)		-
Net asset value, end of period	$13.06	$9.91		$10.35
Total return (c)	32.68%	(3.07	)% (g)	3.50	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$141,289	$126,149		$93,457
Ratio of net expenses to average net assets	0.63%	0.63%		0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.66%	0.65%		0.64	% (d)
Ratio of net investment income to average net assets	0.44%	0.99%		0.79	% (d)
Portfolio turnover rate	148%	168%		26	% (f)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.90		$10.35		$10.00
Income from investment operations
Net investment income (b)	0.02		0.08		0.01
Net realized and unrealized gain (loss)	3.19		(0.43)		0.34
Total income (loss) from investment operations	3.21		(0.35)		0.35
Less distributions from
Net investment income	(0.00	) (h)	(0.07)		-
Net realized gain	(0.05)		(0.03)		-
Total distributions from net investment income and net realized gains	(0.05)		(0.10)		-
Net asset value, end of period	$13.06		$9.90		$10.35
Total return (c)	32.48%		(3.35	)% (g)	3.50	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$50,446		$43,290		$17,801
Ratio of net expenses to average net assets	0.88%		0.88%		0.88	% (d)
Ratio of gross expenses to average net assets (e)	0.91%		0.90%		0.89	% (d)
Ratio of net investment income to average net assets	0.19%		0.77%		0.41	% (d)
Portfolio turnover rate	148%		168%		26	% (f)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Less than $0.005 per share.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.19	$10.22		$10.00
Income from investment operations
Net investment income (b)	0.08	0.07		0.01
Net realized and unrealized gain (loss)	2.69	(1.04)		0.21
Total income (loss) from investment operations	2.77	(0.97)		0.22
Less distributions from
Net investment income	(0.09)	(0.03)		-
Net realized gain	(0.28)	(0.03)		-
Total distributions from net investment income and net realized gains	(0.37)	(0.06)		-
Net asset value, end of period	$11.59	$9.19		$10.22
Total return (c)	30.46%	(9.49	)% (g)	2.20	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$9,732	$8,813		$11,457
Ratio of net expenses to average net assets	0.63%	0.63%		0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.69%	0.65%		0.64	% (d)
Ratio of net investment income to average net assets	0.75%	0.67%		0.89	% (d)
Portfolio turnover rate	41%	40%		15	% (f)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.18	$10.22		$10.00
Income from investment operations
Net investment income (b)	0.05	0.05		0.01
Net realized and unrealized gain (loss)	2.69	(1.05)		0.21
Total income (loss) from investment operations	2.74	(1.00)		0.22
Less distributions from
Net investment income	(0.06)	(0.01)		-
Net realized gain	(0.28)	(0.03)		-
Total distributions from net investment income and net realized gains	(0.34)	(0.04)		-
Net asset value, end of period	$11.58	$9.18		$10.22
Total return (c)	30.17%	(9.75	)% (g)	2.20	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$8,772	$7,533		$4,075
Ratio of net expenses to average net assets	0.88%	0.88%		0.87	% (d)
Ratio of gross expenses to average net assets (e)	0.94%	0.90%		0.87	% (d)
Ratio of net investment income to average net assets	0.50%	0.44%		0.75	% (d)
Portfolio turnover rate	41%	40%		15	% (f)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.66	$10.40		$10.00
Income from investment operations
Net investment income (b)	0.17	0.16		0.03
Net realized and unrealized gain (loss)	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.83	(0.51)		0.40
Less distributions from
Net investment income	(0.18)	(0.14)		-
Net realized gain	(0.10)	(0.09)		-
Total distributions from net investment income and net realized gains	(0.28)	(0.23)		-
Net asset value, end of period	$12.21	$9.66		$10.40
Total return (c)	29.41%	(5.03	)% (g)	4.00	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$21,776	$18,963		$23,118
Ratio of net expenses to average net assets	0.48%	0.48%		0.48	% (d)
Ratio of gross expenses to average net assets (e)	0.52%	0.50%		0.49	% (d)
Ratio of net investment income to average net assets	1.52%	1.48%		1.88	% (d)
Portfolio turnover rate	142%	172%		24	% (f)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.65	$10.39		$10.00
Income from investment operations
Net investment income (b)	0.14	0.14		0.02
Net realized and unrealized gain (loss)	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.80	(0.53)		0.39
Less distributions from
Net investment income	(0.15)	(0.12)		-
Net realized gain	(0.10)	(0.09)		-
Total distributions from net investment income and net realized gains	(0.25)	(0.21)		-
Net asset value, end of period	$12.20	$9.65		$10.39
Total return (c)	29.13%	(5.17	)% (g)	3.90	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$3,809	$2,965		$218
Ratio of net expenses to average net assets	0.73%	0.73%		0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.78%	0.75%		0.72	% (d)
Ratio of net investment income to average net assets	1.28%	1.25%		0.98	% (d)
Portfolio turnover rate	142%	172%		24	% (f)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.39	$10.44		$10.00
Income from investment operations
Net investment income (b)	0.23	0.20		0.03
Net realized and unrealized gain (loss)	2.13	(1.02)		0.41
Total income (loss) from investment operations	2.36	(0.82)		0.44
Less distributions from
Net investment income	(0.24)	(0.16)		-
Net realized gain	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.24)	(0.23)		-
Net asset value, end of period	$11.51	$9.39		$10.44
Total return (c)	25.28%	(7.97	)% (g)	4.40	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$266,399	$248,141		$309,640
Ratio of net expenses to average net assets	0.54%	0.54%		0.54	% (d)
Ratio of gross expenses to average net assets (e)	0.56%	0.55%		0.54	% (d)
Ratio of net investment income to average net assets	2.11%	1.93%		1.99	% (d)
Portfolio turnover rate	132%	140%		17	% (f)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.40	$10.45		$10.00
Income from investment operations
Net investment income (b)	0.20	0.18		0.02
Net realized and unrealized gain (loss)	2.13	(1.02)		0.43
Total income (loss) from investment operations	2.33	(0.84)		0.45
Less distributions from
Net investment income	(0.21)	(0.14)		-
Net realized gain	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.21)	(0.21)		-
Net asset value, end of period	$11.52	$9.40		$10.45
Total return (c)	24.92%	(8.16	)% (g)	4.50	% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$7,370	$7,160		$9,545
Ratio of net expenses to average net assets	0.79%	0.79%		0.78	% (d)
Ratio of gross expenses to average net assets (e)	0.81%	0.80%		0.78	% (d)
Ratio of net investment income to average net assets	1.86%	1.68%		1.34	% (d)
Portfolio turnover rate	132%	140%		17	% (f)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.43	$9.92	$10.00
Income from investment operations
Net investment income (b)	0.52	0.52	0.07
Net realized and unrealized gain (loss)	0.89	(0.95)	(0.15)
Total income (loss) from investment operations	1.41	(0.43)	(0.08)
Less distributions from
Net investment income	(0.63)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.63)	(0.06)	-
Net asset value, end of period	$10.21	$9.43	$9.92
Total return (c)	15.06%	(4.32)%	(0.80	)% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$70,727	$69,255	$83,070
Ratio of net expenses to average net assets	0.59%	0.59%	0.59	% (d)
Ratio of gross expenses to average net assets (e)	0.62%	0.60%	0.59	% (d)
Ratio of net investment income to average net assets	5.11%	5.24%	4.54	% (d)
Portfolio turnover rate	45%	36%	3	% (f)

(a)  Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.41	$9.92	$10.00
Income from investment operations
Net investment income (b)	0.50	0.49	0.07
Net realized and unrealized gain (loss)	0.87	(0.94)	(0.15)
Total income (loss) from investment operations	1.37	(0.45)	(0.08)
Less distributions from
Net investment income	(0.59)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.59)	(0.06)	-
Net asset value, end of period	$10.19	$9.41	$9.92
Total return (c)	14.70%	(4.56)%	(0.80	)% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$900	$1,071	$1,405
Ratio of net expenses to average net assets	0.84%	0.84%	0.83	% (d)
Ratio of gross expenses to average net assets (e)	0.87%	0.85%	0.83	% (d)
Ratio of net investment income to average net assets	4.86%	4.99%	4.31	% (d)
Portfolio turnover rate	45%	36%	3	% (f)

(a)  Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.92		$9.98		$10.00
Income from investment operations
Net investment income (b)	0.27		0.25		0.03
Net realized and unrealized gain (loss)	0.67		(0.31)		(0.05)
Total income (loss) from investment operations	0.94		(0.06)		(0.02)
Less distributions from
Net investment income	(0.26)		(0.00	) (h)	-
Total distributions from net investment income and net realized gains	(0.26)		-		-
Net asset value, end of period	$10.60		$9.92		$9.98
Total return (c)	9.49%		(0.55	)% (g)	(0.20	)% (g)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$90,506		$92,760		$35,260
Ratio of net expenses to average net assets	0.43%		0.43%		0.43	% (d)
Ratio of gross expenses to average net assets (e)	0.46%		0.44%		0.44	% (d)
Ratio of net investment income to average net assets	2.61%		2.51%		1.64	% (d)
Portfolio turnover rate	150	% (i)	248	% (i)	69	% (f)

(a)  Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Annualized.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Not annualized.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Less than $0.005 per share.

(i)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2019 and December 31, 2018. If these were included in the calculation, the portfolio turnover would be 689% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.11	$10.29		$10.00
Income from investment operations
Net investment income (b)	0.15	0.14		0.02
Net realized and unrealized gain (loss)	1.90	(1.18)		0.27
Total income (loss) from investment operations	2.05	(1.04)		0.29
Less distributions from
Net investment income	(0.15)	(0.12)		-
Net realized gain	-	(0.02)		-
Total distributions from net investment income and net realized gains	(0.15)	(0.14)		-
Net asset value, end of period	$11.01	$9.11		$10.29
Total return (c)	22.59%	(10.20	)% (d)	2.90	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$15,625	$15,290		$19,915
Ratio of net expenses to average net assets	0.72%	0.72%		0.72	% (f)
Ratio of gross expenses to average net assets (e)	0.78%	0.74%		0.73	% (f)
Ratio of net investment income to average net assets	1.42%	1.32%		1.15	% (f)
Portfolio turnover rate	146%	138%		11	% (g)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.09	$10.28		$10.00
Income from investment operations
Net investment income (b)	0.12	0.12		0.01
Net realized and unrealized gain (loss)	1.91	(1.19)		0.27
Total income (loss) from investment operations	2.03	(1.07)		0.28
Less distributions from
Net investment income	(0.12)	(0.10)		-
Net realized gain	-	(0.02)		-
Total distributions from net investment income and net realized gains	(0.12)	(0.12)		-
Net asset value, end of period	$11.00	$9.09		$10.28
Total return (c)	22.43%	(10.47	)% (d)	2.80	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$12,950	$12,154		$4,542
Ratio of net expenses to average net assets	0.97%	0.97%		0.96	% (f)
Ratio of gross expenses to average net assets (e)	1.03%	0.99%		0.96	% (f)
Ratio of net investment income to average net assets	1.17%	1.12%		0.74	% (f)
Portfolio turnover rate	146%	138%		11	% (g)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.76	$10.30		$10.00
Income from investment operations
Net investment income (b)	0.09	0.09		0.02
Net realized and unrealized gain (loss)	2.93	(0.48)		0.28
Total income (loss) from investment operations	3.02	(0.39)		0.30
Less distributions from
Net investment income	(0.10)	(0.09)		-
Net realized gain	(0.20)	(0.06)		-
Total distributions from net investment income and net realized gains	(0.30)	(0.15)		-
Net asset value, end of period	$12.48	$9.76		$10.30
Total return (c)	31.14%	(3.89	)% (d)	3.00	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$82,880	$77,930		$85,178
Ratio of net expenses to average net assets	0.46%	0.46%		0.46	% (f)
Ratio of gross expenses to average net assets (e)	0.48%	0.47%		0.47	% (f)
Ratio of net investment income to average net assets	0.79%	0.81%		1.41	% (f)
Portfolio turnover rate	200%	192%		21	% (g)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.74	$10.29		$10.00
Income from investment operations
Net investment income (b)	0.06	0.06		0.02
Net realized and unrealized gain (loss)	2.93	(0.48)		0.27
Total income (loss) from investment operations	2.99	(0.42)		0.29
Less distributions from
Net investment income	(0.07)	(0.07)		-
Net realized gain	(0.20)	(0.06)		-
Total distributions from net investment income and net realized gains	(0.27)	(0.13)		-
Net asset value, end of period	$12.46	$9.74		$10.29
Total return (c)	30.89%	(4.13	)% (d)	2.90	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$4,110	$3,255		$19
Ratio of net expenses to average net assets	0.71%	0.71%		0.71	% (f)
Ratio of gross expenses to average net assets (e)	0.73%	0.72%		0.72	% (f)
Ratio of net investment income to average net assets	0.53%	0.57%		1.16	% (f)
Portfolio turnover rate	200%	192%		21	% (g)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data for a Class I share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.08	$10.43		$10.00
Income from investment operations
Net investment income (b)	0.15	0.14		0.04
Net realized and unrealized gain (loss)	1.74	(1.39)		0.39
Total income (loss) from investment operations	1.89	(1.25)		0.43
Less distributions from
Net investment income	(0.17)	(0.08)		-
Net realized gain	(0.07)	(0.02)		-
Total distributions from net investment income and net realized gains	(0.24)	(0.10)		-
Net asset value, end of period	$10.73	$9.08		$10.43
Total return (c)	20.91%	(12.10	)% (d)	4.30	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$49,971	$49,080		$66,982
Ratio of net expenses to average net assets	0.64%	0.64%		0.64	% (f)
Ratio of gross expenses to average net assets (e)	0.66%	0.65%		0.64	% (f)
Ratio of net investment income to average net assets	1.48%	1.33%		2.56	% (f)
Portfolio turnover rate	200%	205%		12	% (g)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$9.07	$10.42		$10.00
Income from investment operations
Net investment income (b)	0.13	0.13		0.04
Net realized and unrealized gain (loss)	1.72	(1.40)		0.38
Total income (loss) from investment operations	1.85	(1.27)		0.42
Less distributions from
Net investment income	(0.14)	(0.06)		-
Net realized gain	(0.07)	(0.02)		-
Total distributions from net investment income and net realized gains	(0.21)	(0.08)		-
Net asset value, end of period	$10.71	$9.07		$10.42
Total return (c)	20.51%	(12.26	)% (d)	4.20	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000's)	$78,860	$75,084		$13,581
Ratio of net expenses to average net assets	0.89%	0.89%		0.88	% (f)
Ratio of gross expenses to average net assets (e)	0.91%	0.90%		0.88	% (f)
Ratio of net investment income to average net assets	1.23%	1.22%		2.69	% (f)
Portfolio turnover rate	200%	205%		12	% (g)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Annualized.

(g)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2019

1.  ORGANIZATION

The Global Atlantic Portfolios (each, a "Portfolio" and collectively, the "Portfolios") are comprised of twenty-three different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

	Commencement Date*	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Small Cap Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	November 6, 2017	Long-term capital appreciation.

*  The Portfolios' inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

The Global Atlantic BlackRock Allocation Portfolio is a non-diversified series of the Trust; all other Portfolios in this report are diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class I and Class II shares at net asset value, except the Global Atlantic BlackRock Disciplined Growth Portfolio (which only offers Class II shares) and Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offers Class I shares). All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the "Board"). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from the (i) Trust and (ii) Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee may also include the Trust's Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from the (i) Trust and (ii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for each Portfolio's investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$82,058,146	$-	$-	$82,058,146
Total	$82,058,146	$-	$-	$82,058,146

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$575,067,015	$-	$-	$575,067,015
Rights	46,414	-	-	46,414
Short-Term Investments	6,892,334	-	-	6,892,334
Futures Contracts *	123,819	-	-	123,819
Total	$582,129,582	$-	$-	$582,129,582

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,713,657	$-	$-	$17,713,657
Rights	2,520	-	-	2,520
Short-Term Investments	342,307	-	-	342,307
Futures Contracts *	4,628	-	-	4,628
Total	$18,063,112	$-	$-	$18,063,112

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$134,871,513	$-	$-	$134,871,513
Exchange Traded Funds	8,914,348	-	-	8,914,348
Rights	10,333	-	-	10,333
Short-Term Investments	633,626	-	-	633,626
Futures Contracts *	17,246	-	-	17,246
Total	$144,447,066	$-	$-	$144,447,066
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$9,202	$-	$-	$9,202
Total	$9,202	$-	$-	$9,202

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$189,509,547	$-	$-	$189,509,547
Short-Term Investments	2,099,513	-	-	2,099,513
Futures Contracts *	35,430	-	-	35,430
Total	$191,644,490	$-	$-	$191,644,490

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$18,168,804	$-	$-	$18,168,804
Rights	-	561	-	561
Warrants	-	0	-	0
Short-Term Investments	320,648	-	-	320,648
Futures Contracts *	5,092	-	-	5,092
Total	$18,494,544	$561	$-	$18,495,105

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$25,449,717	$-	$-	$25,449,717
Rights	2,053	-	-	2,053
Short-Term Investments	457,858	-	-	457,858
Futures Contracts *	8,243	-	-	8,243
Total	$25,917,871	$-	$-	$25,917,871

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$270,429,445	$-	$-	$270,429,445
Short-Term Investments	2,985,994	-	-	2,985,994
Futures Contracts *	53,938	-	-	53,938
Total	$273,469,377	$-	$-	$273,469,377

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$-	$70,203,652	$-	$70,203,652
Short-Term Investments	441,981	-	-	441,981
Futures Contracts *	11,214	-	-	11,214
Total	$453,195	$70,203,652	$-	$70,656,847
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$20,987	$-	$-	$20,987
Total	$20,987	$-	$-	$20,987

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$-	$56,412,488	$-	$56,412,488
Corporate Bonds & Notes	-	40,432,998	-	40,432,998
Asset Backed and Commercial Backed Securities	-	6,719,316	-	6,719,316
Municipal Bonds	-	1,279,486	-	1,279,486
Sovereign Debts	-	915,006	-	915,006
Short-Term Investments	1,052,704	696,237	-	1,748,941
Futures Contracts *	29,441	-	-	29,441
Swap Contracts *	-	50,321	-	50,321
Swaptions purchased	-	997	-	997
Forward Foreign Exchange Contracts *	-	128,961	-	128,961
Total	$1,082,145	$106,635,810	$-	$107,717,955
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$212,519	$-	$-	$212,519
Agency Mortgage Backed Securities (Securities Sold Short)	-	15,934,999	-	15,934,999
Swap Contracts *	-	29,416	-	29,416
Swaptions written	-	70,659	-	70,659
Forward Foreign Exchange Contracts *	-	205,521	-	205,521
Total	$212,519	$16,240,595	$-	$16,453,114

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,461,729	$-	$-	$28,461,729
Short-Term Investments	54,012	-	-	54,012
Total	$28,515,741	$-	$-	$28,515,741

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$87,150,362	$-	$-	$87,150,362
Total	$87,150,362	$-	$-	$87,150,362

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$128,003,578	$-	$-	$128,003,578
Short-Term Investments	770,739	-	-	770,739
Total	$128,774,317	$-	$-	$128,774,317

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2017 and 2018 tax returns, or is expected to be taken in each Portfolio's December 31, 2019 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	8	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	4,709	120
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	-	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	-	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	-	-
Global Atlantic BlackRock High Yield Portfolio	-	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	(164,382)	(64,257)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	2,723	-
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	-	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	-	-

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to buy, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser right, but not the obligation, to buy, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on options contracts, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain	Change in Unrealized Appreciation
Global Atlantic BlackRock Allocation Portfolio	N/A	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	N/A	-	-
Global Atlantic BlackRock High Yield Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	11,265	6,932
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	N/A	-	-

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	N/A	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	1,890,915	319,977
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	73,061	2,946
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	773,480	114,999
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	597,212	122,375
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Equity	73,079	14,893
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Equity	99,064	23,265
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	923,414	160,690
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(78,848)	(6,389)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	834,656	(357,695)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Equity	(7,350)	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	N/A	-	-

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	N/A	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	N/A	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	N/A	-	-
Global Atlantic BlackRock High Yield Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	172,263	(61,834)
	Credit	(4,363)	11,179
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	N/A	-	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	N/A	-	-

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2019.

Global Atlantic BlackRock Disciplined Core Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
Credit Suisse First Boston	$123,819	$-	$123,819	$-	$123,819	$-	$-	$-	$-	$-
Total	$123,819	$-	$123,819	$-	$123,819	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined Growth Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$4,628	$-	$4,628	$-	$4,628	$-	$-	$-	$-	$-
Total	$4,628	$-	$4,628	$-	$4,628	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined International Core Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$13,940	$(2,840)	$11,100	$-	$11,100	$2,840	$(2,840)	$-	$-	$-
HSBC Securities, Inc.	2,550	-	2,550	-	2,550	-	-	-	-	-
JP Morgan Securities LLC	(6,362)	-	(6,362)	-	(6,362)	-	-	-	-	-
RBC Capital Markets LLC	121	-	121	-	121	-	-	-	-	-
UBS Securities LLC	635	-	635	-	635	-	-	-	-	-
Total	$10,884	$(2,840)	$8,044	$-	$8,044	$2,840	$(2,840)	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
UBS Securities LLC	$35,430	$-	$35,430	$-	$35,430	$-	$-	$-	$-	$-
Total	$35,430	$-	$35,430	$-	$35,430	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
UBS Securities LLC	$5,092	$-	$5,092	$-	$5,092	$-	$-	$-	$-	$-
Total	$5,092	$-	$5,092	$-	$5,092	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$8,243	$-	$8,243	$-	$8,243	$-	$-	$-	$-	$-
Total	$8,243	$-	$8,243	$-	$8,243	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic BlackRock Disciplined Value Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
UBS Securities LLC	$53,938	$-	$53,938	$-	$53,938	$-	$-	$-	$-	$-
Total	$53,938	$-	$53,938	$-	$53,938	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock High Yield Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
JP Morgan Securities LLC	$11,214	$(11,214)	$-	$-	$-	$14,659	$(11,214)	$3,445	$(3,445)	$-
Morgan Stanley & Co. LLC	-	-	-	-	-	6,328	-	6,328	(6,328)	-
Total	$11,214	$(11,214)	$-	$-	$-	$20,987	$(11,214)	$9,773	$(9,773)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Broker	Gross Amounts of Recognized Assets(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received(2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged(2)	Net Amount of Recognized Liabilities
Bank of America	$39,158	$(16,965)	$22,193	$-	$22,193	$16,965	$(16,965)	$-	$-	$-
BNP Paribas Securities Corp.	3,205	-	3,205	-	3,205	-	-	-	-	-
Citibank NA	-	-	-	-	-	22	-	22	(22)	-
Citigroup Global Markets, Inc.	29,441	(29,441)	-	-	-	211,910	(29,441)	182,469	(182,469)	-
Credit Suisse First Boston	23,302	(23,302)	-	-	-	29,394	(23,302)	6,092	(6,092)	-
JP Morgan Chase Bank	4,469	(2,896)	1,573	-	1,573	2,896	(2,896)	-	-	-
JP Morgan Securities LLC	-	-	-	-	-	609	-	609	(609)	-
Morgan Stanley	128,961	(128,961)	-	-	-	205,521	(128,961)	76,560	(76,560)	-
Morgan Stanley & Company LLC	1,310	-	1,310	-	1,310	-	-	-	-	-
Wells Fargo Securities	5,670	-	5,670	-	5,670	-	-	-	-	-
Total	$235,516	$(201,565)	$33,951	$-	$33,951	$467,317	$(201,565)	$265,752	$(265,752)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2019:

Global Atlantic BlackRock Disciplined Core Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$123,819	$123,819

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined Core Portfolio (Continued)

	Interest Rate Contracts	Credit Contracts	Equity	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$-	$-	$-
Total	$-	$-	$123,819	$123,819

Global Atlantic BlackRock Disciplined Growth Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$4,628	$4,628
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-
Total	$-	$-	$4,628	$4,628

Global Atlantic BlackRock Disciplined International Core Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$8,044	$8,044
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-
Total	$-	$-	$8,044	$8,044

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$35,430	$35,430
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-
Total	$-	$-	$35,430	$35,430

Global Atlantic BlackRock Disciplined Small Cap Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$5,092	$5,092

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Disciplined Small Cap Portfolio (Continued)

	Interest Rate Contracts	Credit Contracts	Equity	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$-	$-	$-
Total	$-	$-	$5,092	$5,092

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$8,243	$8,243
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-
Total	$-	$-	$8,243	$8,243

Global Atlantic BlackRock Disciplined Value Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$53,938	$53,938
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-
Total	$-	$-	$53,938	$53,938

Global Atlantic BlackRock High Yield Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$-	$-
Liabilities
Unrealized depreciation on Futures Contracts	(9,773)	-	-	(9,773)
Total	$(9,773)	$-	$-	$(9,773)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Interest Rate Contracts	Credit Contracts	Equity	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$-	$-
Unrealized appreciation on Swap Contracts	(6,440)	27,345	-	20,905
Unrealized appreciation on Swaptions	6,932	-	-	6,932
Unrealized appreciation on Forward Foreign Exchange Contracts	-	-	-	-
Liabilities
Unrealized depreciation on Futures Contracts	(183,078)	-	-	(183,078)
Unrealized depreciation on Swap Contracts	-	-	-	-
Unrealized depreciation on Forward Foreign Exchange Contracts	-	-	(76,560)	(76,560)
Total	$(182,586)	$27,345	$(76,560)	$(231,801)

The notional value of the derivative instruments outstanding as of December 31, 2019, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Additionally, the U.S. and foreign governmental market support activities implemented since the financial crisis may be reduced. Any reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

Quantitative Investing Risk – Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$49,599,993	$58,649,963
Global Atlantic BlackRock Disciplined Core Portfolio	721,774,813	788,655,641
Global Atlantic BlackRock Disciplined Growth Portfolio	24,458,310	26,987,988
Global Atlantic BlackRock Disciplined International Core Portfolio	120,377,118	134,463,332
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	277,062,433	305,324,484
Global Atlantic BlackRock Disciplined Small Cap Portfolio	7,105,348	9,337,904
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	33,943,660	35,724,415
Global Atlantic BlackRock Disciplined Value Portfolio	351,969,522	385,917,887
Global Atlantic BlackRock High Yield Portfolio	32,164,746	37,207,351
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	639,412,934	648,693,312
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	41,777,387	46,154,222
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	172,994,993	189,842,151
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	256,696,957	274,571,096

4.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Small Cap Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs Asset Management, L.P.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios. BNY Mellon Investment Servicing (US) Inc. serves as the Transfer Agent for the Portfolios. The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc. are collectively known as BNYM ("BNYM").

The Ultimus Group, LLC served as the Administrator, Fund Accountant and Transfer Agent for the Portfolios until replaced by BNYM on November 4, 2019.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

MUFG Union Bank N.A. ("MUFG") served as Custodian for the Portfolios until replaced by BNYM on November 4, 2019.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% of the first $1 billion
0.21% of the next $1 billion
0.20% over $2 billion
Global Atlantic BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion
0.58% of the next $1 billion
0.56% over $2 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion
0.53% of the next $1 billion
0.51% over $2 billion
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion
0.52% of the next $1 billion
0.50% over $2 billion
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock High Yield Portfolio	0.50% of the first $1 billion
0.48% of the next $1 billion
0.46% over $2 billion
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million
0.32% of the next $250 million
0.26% over $500 million
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million
0.61% of the next $250 million
0.58% of the next $500 million
0.55% over $1 billion
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million
0.35% of the next $250 million
0.34% of the next $500 million
0.32% over $1 billion
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million
0.53% of the next $250 million
0.51% of the next $500 million
0.48% over $1 billion

*  Calculated daily based on the average daily net assets.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%	April 30, 2021
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%	April 30, 2021
Global Atlantic BlackRock Disciplined Growth Portfolio		0.79%	April 30, 2021
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%	April 30, 2021
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%	April 30, 2021
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	April 30, 2021
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	April 30, 2021
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%	April 30, 2021
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%	April 30, 2021
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%		April 30, 2021
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	April 30, 2021
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	April 30, 2021
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	April 30, 2021

For the year ended December 31, 2019, the Adviser waived fees as follows:

Waiver
Global Atlantic BlackRock Allocation Portfolio	$19,679
Global Atlantic BlackRock Disciplined Core Portfolio	93,032
Global Atlantic BlackRock Disciplined Growth Portfolio	10,039
Global Atlantic BlackRock Disciplined International Core Portfolio	48,584
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	55,910
Global Atlantic BlackRock Disciplined Small Cap Portfolio	10,872
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	10,817
Global Atlantic BlackRock Disciplined Value Portfolio	49,384
Global Atlantic BlackRock High Yield Portfolio	22,317
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	26,065
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	14,959
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	20,779
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	27,176

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

The Adviser may recapture the following amounts by the following dates:

	December 31, 2020	December 31, 2021	December 31, 2022
Global Atlantic BlackRock Allocation Portfolio	$853	$8,542	$19,679
Global Atlantic BlackRock Disciplined Core Portfolio	-	50,540	93,032
Global Atlantic BlackRock Disciplined Growth Portfolio	310	3,754	10,039
Global Atlantic BlackRock Disciplined International Core Portfolio	190	9,810	48,584
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	1,748	35,853	55,910
Global Atlantic BlackRock Disciplined Small Cap Portfolio	119	3,138	10,872
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	307	3,915	10,817
Global Atlantic BlackRock Disciplined Value Portfolio	-	25,935	49,384
Global Atlantic BlackRock High Yield Portfolio	191	8,365	22,317
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	378	9,926	26,065
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	225	4,573	14,959
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,279	9,822	20,779
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	-	12,865	27,176

On May 23, 2017, the U.S. Securities and Exchange Commission ("SEC") granted an order allowing Commonwealth Annuity and Life Insurance Company ("Commonwealth") to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the year ended December 31, 2019.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2019, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2019, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic BlackRock Allocation Portfolio	$7,559
Global Atlantic BlackRock Disciplined Core Portfolio	52,189
Global Atlantic BlackRock Disciplined Growth Portfolio	2,041
Global Atlantic BlackRock Disciplined International Core Portfolio	13,961
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	17,933
Global Atlantic BlackRock Disciplined Small Cap Portfolio	1,832
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	2,121
Global Atlantic BlackRock Disciplined Value Portfolio	25,889
Global Atlantic BlackRock High Yield Portfolio	7,329
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	8,950
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	3,188
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	8,428
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	12,604

Certain affiliates of the prior Administrator have provided ancillary services to the Portfolios in the year ended December 31, 2019. Blu Giant, LLC ("Blu Giant") – Blu Giant, an affiliate of The Ultimus Group, LLC, had provided EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant had received customary fees from the prior Administrator under the prior administrative servicing agreement. This provisioning agreement ceased upon the execution of the administrative servicing agreement between the Trust and BNYM, effective November 4, 2019.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2019, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$74,885,399	$7,362,976	$(190,229)	$7,172,747
Global Atlantic BlackRock Disciplined Core Portfolio	498,984,831	88,200,697	(5,055,946)	83,144,751
Global Atlantic BlackRock Disciplined Growth Portfolio	14,589,173	3,615,036	(141,097)	3,473,939
Global Atlantic BlackRock Disciplined International Core Portfolio	137,433,887	15,215,454	(8,205,236)	7,010,218
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	160,867,250	33,954,170	(3,176,930)	30,777,240
Global Atlantic BlackRock Disciplined Small Cap Portfolio	16,994,360	3,214,678	(1,713,933)	1,500,745
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	22,275,002	3,865,844	(222,975)	3,642,869
Global Atlantic BlackRock Disciplined Value Portfolio	247,119,510	30,504,530	(4,154,663)	26,349,867
Global Atlantic BlackRock High Yield Portfolio	68,354,713	2,641,557	(360,410)	2,281,147
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	104,628,073	2,743,736	(102,149)	2,641,587
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	25,724,560	3,101,103	(309,922)	2,791,181
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	72,900,886	14,873,804	(624,328)	14,249,476
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	119,337,430	11,800,763	(2,363,876)	9,436,887

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the periods ended December 31, 2019 and 2018 were as follows:

For fiscal year ended 12/31/2019	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$1,579,777	$-	$-	$1,579,777
Global Atlantic BlackRock Disciplined Core Portfolio	8,622,370	-	-	8,622,370
Global Atlantic BlackRock Disciplined Growth Portfolio	601,045	30,435	-	631,480
Global Atlantic BlackRock Disciplined International Core Portfolio	3,595,113	-	-	3,595,113
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	749,059	387,327	-	1,136,386
Global Atlantic BlackRock Disciplined Small Cap Portfolio	571,080	-	-	571,080
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	564,891	-	-	564,891
Global Atlantic BlackRock Disciplined Value Portfolio	5,750,591	-	-	5,750,591
Global Atlantic BlackRock High Yield Portfolio	4,220,855	-	-	4,220,855

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$2,193,008	$-	$-	$2,193,008
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	369,107	-	-	369,107
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	2,090,635	31,397	-	2,122,032
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	2,671,957	-	-	2,671,957
For fiscal year ended 12/31/2018	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$361,277	$-	$-	$361,277
Global Atlantic BlackRock Disciplined Core Portfolio	7,952,766	308,649	-	8,261,415
Global Atlantic BlackRock Disciplined Growth Portfolio	263,078	20,035	-	283,113
Global Atlantic BlackRock Disciplined International Core Portfolio	3,135,099	-	-	3,135,099
Global Atlantic BlackRock Disciplined Mid Cap
Growth Portfolio	2,025,737	99,342	-	2,125,079
Global Atlantic BlackRock Disciplined Small Cap Portfolio	93,096	11,425	-	104,521
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	498,157	22,695	-	520,852
Global Atlantic BlackRock Disciplined Value Portfolio	5,978,801	294,412	-	6,273,213
Global Atlantic BlackRock High Yield Portfolio	476,776	6,251	-	483,027
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	47,084	-	-	47,084
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	362,130	44,780	-	406,910
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,222,604	2,517	-	1,225,121
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,136,829	21,023	-	1,157,852

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carry Forward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Allocation Portfolio	$3,579,222	$1,532	$-	$-	$7,172,747	$10,753,501
Global Atlantic BlackRock Disciplined Core Portfolio	12,179,153	14,127,034	-	-	83,144,865	109,451,052
Global Atlantic BlackRock Disciplined Growth Portfolio	491,187	504,138	-	-	3,473,939	4,469,264
Global Atlantic BlackRock Disciplined International Core Portfolio	950,951	-	-	(10,499,672)	7,053,197	(2,495,524)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	5,393,919	9,302,015	-	-	30,777,240	45,473,174
Global Atlantic BlackRock Disciplined Small Cap Portfolio	358,300	545,004	-	-	1,500,745	2,404,049
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	727,601	438,963	-	-	3,642,868	4,809,432
Global Atlantic BlackRock Disciplined Value Portfolio	5,047,769	6,221,667	-	-	26,349,867	37,619,303
Global Atlantic BlackRock High Yield Portfolio	3,704,548	-	-	(4,026,490)	2,281,147	1,959,205
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,815,497	1,397,176	-	-	2,605,069	6,817,742
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	76,334	-	-	(645,025)	2,791,680	2,222,989

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carry Forward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$2,522,422	$2,292,576	$-	$-	$14,249,476	$19,064,474
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	832,113	-	-	(2,776,644)	9,436,887	7,492,356

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $114, $49,220, $(871) and $499 for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, and Global Atlantic Goldman Sachs Global Equity Insights Portfolio, respectively.

At December 31, 2019, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$-	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	(5,011,255)	(5,488,417)	(10,499,672)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Small Cap Portfolio	-	-	-
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	-	-	-
Global Atlantic BlackRock High Yield Portfolio	(2,239,915)	(1,786,575)	(4,026,490)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-	-	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	(645,025)	-	(645,025)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	-	-	-
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	(2,317,720)	(458,924)	(2,776,644)

During the year ended December 31, 2019, the following Funds utilized capital loss carryforwards:

Utilized
Global Atlantic BlackRock Allocation Portfolio	$76,913
Global Atlantic BlackRock Disciplined Core Portfolio	1,290,780
Global Atlantic BlackRock Disciplined International Core Portfolio	113,377
Global Atlantic BlackRock Disciplined Value Portfolio	1,157,196
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	953,311
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	40,725

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2019 as follows:

	Paid-In Capital	Accumulated Earnings (Losses)
Global Atlantic BlackRock Allocation Portfolio	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	(21,884)	21,884
Global Atlantic BlackRock Disciplined Growth Portfolio	(345)	345
Global Atlantic BlackRock Disciplined International Core Portfolio	-	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	(6,909)	6,909

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

	Paid-In Capital	Accumulated Earnings (Losses)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$(21,132)	$21,132
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	(804)	804
Global Atlantic BlackRock Disciplined Value Portfolio	(21,134)	21,134
Global Atlantic BlackRock High Yield Portfolio	-	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-	-
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	(929)	929
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	(11,056)	11,056
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	(87,001)	87,001

8.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted effective with these financial statements.

9.  LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Portfolios' shareholder report.

10.  BREXIT TRANSITION

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). Although the full impact of Brexit is not yet known, the impact on the UK, EU and global markets could include increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations, as well as significant economic, legal and political uncertainty as the UK navigates its exit from the EU.

11.  LIBOR TRANSITION

Certain of a Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Portfolio's investments, performance or financial condition.

12.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the Portfolios) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and for the period from November 6, 2017 (commencement of operations) through December 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Global Atlantic Investment Advisors, LLC investment companies since 2013.

Denver, Colorado
February 24, 2020

Global Atlantic Portfolios

Expense Examples

December 31, 2019 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-19	Ending Account Value 12-31-19	Expenses Paid During Period*	Ending Account Value 12-31-19	Expenses Paid During Period*
Global Atlantic BlackRock Allocation Portfolio	I	0.31%	$1,000	$1,069.70	$1.62	$1,023.64	$1.58
Global Atlantic BlackRock Allocation Portfolio	II	0.56%	$1,000	$1,068.20	$2.92	$1,022.38	$2.85
Global Atlantic BlackRock Disciplined Core Portfolio	I	0.48%	$1,000	$1,092.50	$2.53	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined Core Portfolio	II	0.73%	$1,000	$1,090.80	$3.85	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined Growth Portfolio	I	0.79%	$1,000	$1,102.20	$4.19	$1,021.22	$4.02
Global Atlantic BlackRock Disciplined Growth Portfolio	II	0.69%	$1,000	$1,057.00	$3.58	$1,021.73	$3.52
Global Atlantic BlackRock Disciplined International Core Portfolio	II	0.94%	$1,000	$1,055.40	$4.87	$1,020.47	$4.79

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2019 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-19	Ending Account Value 12-31-19	Expenses Paid During Period*	Ending Account Value 12-31-19	Expenses Paid During Period*
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	0.63%	$1,000	$1,057.00	$3.27	$1,022.03	$3.21
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	0.88%	$1,000	$1,056.00	$4.56	$1,020.77	$4.48
Global Atlantic BlackRock Disciplined Small Cap Portfolio	I	0.63%	$1,000	$1,101.00	$3.34	$1,022.03	$3.21
Global Atlantic BlackRock Disciplined Small Cap Portfolio	II	0.88%	$1,000	$1,099.30	$4.66	$1,020.77	$4.48
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	I	0.48%	$1,000	$1,093.70	$2.53	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	II	0.73%	$1,000	$1,093.10	$3.85	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined Value Portfolio	I	0.54%	$1,000	$1,076.30	$2.83	$1,022.48	$2.75
Global Atlantic BlackRock Disciplined Value Portfolio	II	0.79%	$1,000	$1,075.30	$4.13	$1,021.22	$4.02
Global Atlantic BlackRock High Yield Portfolio	I	0.59%	$1,000	$1,040.30	$3.03	$1,022.23	$3.01
Global Atlantic BlackRock High Yield Portfolio	II	0.84%	$1,000	$1,038.80	$4.32	$1,020.97	$4.28
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	I	0.43%	$1,000	$1,024.70	$2.19	$1,023.04	$2.19
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	I	0.72%	$1,000	$1,073.80	$3.76	$1,021.58	$3.67
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	II	0.97%	$1,000	$1,073.20	$5.07	$1,020.32	$4.94
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	I	0.46%	$1,000	$1,098.60	$2.43	$1,022.89	$2.35
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	II	0.71%	$1,000	$1,098.00	$3.75	$1,021.63	$3.62
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	I	0.64%	$1,000	$1,064.80	$3.33	$1,021.98	$3.26
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	II	0.89%	$1,000	$1,064.20	$4.63	$1,020.72	$4.53

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2019 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio.

At an in-person meeting held on November 18, 2019, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of Global Atlantic BlackRock Allocation Portfolio ("GA BlackRock Allocation"), Global Atlantic BlackRock Disciplined Core Portfolio ("GA BlackRock Core"), Global Atlantic BlackRock Disciplined Growth Portfolio ("GA BlackRock Growth"), Global Atlantic BlackRock Disciplined International Core Portfolio ("GA BlackRock International"), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio ("GA BlackRock Mid Cap Growth"), Global Atlantic BlackRock Disciplined Small Cap Portfolio ("GA BlackRock Small Cap"), Global Atlantic BlackRock Disciplined U.S. Core Portfolio ("GA BlackRock U.S. Core"), Global Atlantic BlackRock Disciplined Value Portfolio ("GA BlackRock Value"), Global Atlantic BlackRock High Yield Portfolio ("GA BlackRock High Yield"), Global Atlantic Goldman Sachs Core Fixed Income Portfolio ("GA Goldman Core Fixed"), Global Atlantic Goldman Sachs Global Equity Insights Portfolio ("GA Goldman Global Equity"), Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio ("GA Goldman Large Cap") and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio ("GA Goldman Mid Cap") (each a "Fund" and collectively the "Funds") (the "Advisory Agreement"); (ii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Allocation, GA BlackRock International, GA BlackRock Growth, GA Blackrock Value, GA BlackRock Mid Cap Growth, GA BlackRock Small Cap, GA BlackRock Core, GA BlackRock U.S. Core and GA BlackRock High Yield, and BlackRock Investment Management, LLC ("BIM") (the "BIM Sub-Advisory Agreement"); and (iii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Core Fixed, GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid Cap, and Goldman Sachs Asset Management, L.P. ("GSAM" and together with BIM, the "Sub-Advisers") (the "GSAM Sub-Advisory Agreement" and collectively with the BIM Sub-Advisory Agreement, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the November 18, 2019 meeting, the Independent Trustees met in person on November 7, 2019 with independent counsel to the Independent Trustees ("Independent Counsel") with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel") participating telephonically.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on November 7, 2019, the Independent Trustees requested additional information on certain items and the Adviser responded to those items and made certain updates, which were discussed during the meeting on November 18, 2019. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the November 18, 2019 Board meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and each Sub-Adviser. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser's and Sub-Advisers' personnel. The Trustees reviewed the Adviser's practices for monitoring compliance with each Fund's investment limitations, noting that such practices continue to be adequate. The Trustees also considered information and representations regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund as compared to the performance of respective benchmark indices and certain Funds as compared to the respective peer groups for the 1-year and since inception periods. The Board noted that the performance of some Funds ranked in the first or second quartiles in comparison to their respective peer groups and exceeded the performance of their benchmarks for the 1-year and/or since inception periods. The Board also noted that the performance of certain Funds ranked in the fourth quartile in comparison to their peer groups and trailed the performance of their benchmarks over certain time periods. The Board noted that (i) GA BlackRock Core, GA BlackRock High Yield, GA BlackRock Growth, GA BlackRock International, GA BlackRock U.S. Core, GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid Cap had underperformed their respective benchmarks for the 1-year and since-inception periods; and (ii) GA Goldman Core Fixed had underperformed its respective benchmark for the since inception period. The Trustees discussed with the Adviser the steps being taken to improve the Funds' performance and noted that the Adviser had worked throughout the year to make changes to certain Funds to improve their performance. The Trustees concluded that they were generally satisfied with the Adviser's and the Sub-Advisers' investment performance, and their efforts to improve performance, to date.

Fees and Expenses. The Trustees reviewed the Funds' fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total net expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also considered the "spread" between the advisory and sub-advisory fees at various asset levels. The Trustees noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees also considered that the Adviser had agreed to limit each Fund's total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the advisory fee charged to each Fund and the sub-advisory fee paid by the Adviser to each Sub-Adviser were not unreasonable in light of the services provided to each respective Fund. The Trustees also considered the information provided by the Sub-Advisers, as applicable, regarding fees charged to other clients, the Funds' advisory and sub-advisory fees and the Funds' total expense ratios relative to their peer groups.

Profitability. The Trustees reviewed information regarding the Adviser's cost to provide investment advisory and related services to each Fund and the Adviser's profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser from all services provided to each Fund. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers' profitability with respect to managing each relevant Fund. The Trustees considered, however, that the sub-advisory fees were negotiated by the Adviser at arm's length.

Economies of Scale. The Trustees considered information regarding the Adviser's and Sub-Advisers' realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each relevant Fund's overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund's shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable insurance products offered by Forethought Life Insurance Company ("FLIC") and Commonwealth Annuity and Life Insurance Company ("CWA") and the fact that FLIC and CWA or their affiliates receive 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that BIM and GSAM may receive soft dollar benefits in connection with their sub-advisory relationships with the Funds to which each serves as Sub-Adviser.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	23

OFI Carlye Private Credit Fund (since 2018); Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).

Mitchell E. Appel (1970)	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	23	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Counsel, White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel, Commonfund (asset management firm) (2014–2016); Consultant to investment managers (since 2009).	23	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015); BlueArc Multi-Strategy Fund (2014–2017); Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee and President/Chief Executive Officer since 2013

Director, President and Head of Individual Markets, Global Atlantic Financial Company ("GAFC") (since 2017 and 2019, respectively); Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Director, Co-President, Head of Life and Retirement, Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2019 and 2017, respectively); Director, President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); Co-President and Head of Life and Retirement, GAFC (2017–2019 and 2016–2019, respectively); Co-President, Global Atlantic (Fin) Company (2017–2019); Director, Chairman and President, Forethought Life Insurance Company ("FLIC") (since 2016); Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") (since 2016 and 2018, respectively); Executive Vice President of CWA (2017–2018); Director and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016 and 2017, respectively); Manager and Chairman, Global Atlantic Investment Advisors, LLC (since 2016); Manager, Chairman and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013–2014); President, Forethought Annuity, Forethought Financial Group, Inc. (2013–2015).

			23	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
April Galda (1978)[3]	Trustee since 2018

Chief Culture Officer, GAFC (since 2019); Managing Director – Head of Enterprise Operations of GAFC (2018–2019); Managing Director, CWA, FLIC, Forethought National Life Insurance Company ("FNLIC"), Accordia and First Allmerica Financial Life Insurance Company (since 2018); Co-Head of Operations of CWA, FLIC, FNLIC, Accordia and First Allmerica Financial Life Insurance Company (2019); Senior Vice President of Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Managing Director – Operations, Managing Director and Director of GAFC (2018–2019, 2015–2016, and 2013–2015, respectively); Director of GAFL (formerly Commonwealth Re Midco Limited) (2016–2019); Senior Vice President of GAFL (formerly Commonwealth Re Midco Limited) (2013–2015 and Oct. 2015–2019); Director of Global Atlantic Re Limited (2015–2019); Co-Chief Executive Officer of Global Atlantic Re Limited (2015–2018); Director of Global Atlantic (Fin) Company (2014–2015); Senior Vice President of Global Atlantic Re Limited (2014–2015); Chief Operating Officer of Ariel Re (2012–2015).

			23	None
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Senior Director, Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Managing Director, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Deborah Schunder (1967)	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013).	N/A	N/A
Elizabeth Constant (1976)	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014–2016).	N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Group Limited.

3  Ms. Galda is an interested person of the Trust because she is a Managing Director of Global Atlantic Financial Company.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-355-1820.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

■ open an account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

■ sharing for affiliates' everyday business purposes – information about your creditworthiness.
■ affiliates from using your information to market to you.
■ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios' Statement of Additional Information) is available without charge, upon request, by calling 1-877-355-1820 or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)          The Code of Ethics is not posted in the registrant’s website.

(f)           A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee.  Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2018	2019
$401,500	$381,250

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are:

2018	2019
None	None

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2018	2019
$75,000	$75,900

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2018	2019
$15,000	$28,800

Review of annual registration statement filings for 2018 and 2019 and a fee for review of service provider conversion activities in 2019.

Audit Committee’s Pre-Approval Policies

(e)(1)                   The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)                   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	2018	2019
Audit Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)           During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2019 were $104,700 and $0, respectively and for the fiscal year ended December 31, 2018, were $90,000 and $0, respectively.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)         Schedule of investments in securities of unaffiliated issuers is included under Item 1; and

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),.

Item 11. Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable for open-end investment companies.

(a)(4)                  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forethought Variable Insurance Trust

By

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer
February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
President
February 24, 2020

By

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer
February 24, 2020